As filed with the U.S. Securities and Exchange Commission on January 11, 2021

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22761

Stone Ridge Trust

(Exact name of registrant as specified in charter)

510 Madison Avenue, 21st Floor

New York, NY 10022

(Address of principal executive offices) (Zip code)

Stone Ridge Asset Management LLC

510 Madison Avenue, 21st Floor

New York, NY 10022

(Name and address of agent for service)

(855) 609-3680

Registrant’s telephone number, including area code

Date of fiscal year end: October 31, 2020

Date of reporting period: October 31, 2020

Item 1. Reports to Stockholders.

Annual Report

October 31, 2020

Stone Ridge High Yield Reinsurance Risk Premium Fund

Stone Ridge U.S. Hedged Equity Fund

Stone Ridge Diversified Alternatives Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary or, if you invest directly through the Funds’ transfer agent, U.S. Bancorp Fund Services, LLC (the “Transfer Agent”), from the Transfer Agent. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge by contacting your financial intermediary or, if you invest directly through the Transfer Agent, by contacting the Transfer Agent at (855) 609-3680. Your election to receive reports in paper will apply to all funds held in your account if you invest through a financial intermediary or all funds within the fund complex if you invest directly through the Transfer Agent.

Shareholder Letter

“There is an infinite amount of cash in the Federal Reserve.”

- Neel Kashkari, President of the Federal Reserve Bank of Minneapolis, March 22, 2020

“We’re not even thinking about thinking about raising rates.”

- Jerome Powell, Chairman of the Federal Reserve, June 10, 2020

“The network is robust in its unstructured simplicity.”

- Satoshi Nakamoto, “Bitcoin: A Peer-to-Peer Electronic Cash System”, October 31, 2008

“Life, uh, finds a way.”

- Dr. Ian Malcolm, Jurassic Park (1993)

“If the opponent does not move, then I do not move.

At the opponent’s slightest move, I move first.”

- Wu Yu-hsiang, 19th Century Chinese sage

“Nowhere will you find the statue of a critic or the biography of a committee.”

- Banksy

December 2020

Dear Fellow Shareholder,

Shortly before the genius David Foster Wallace died, he delivered a college commencement speech that opens with a beautiful critique of our “default setting.”

“There are these two young fish swimming along and they happen to meet an older fish swimming the other way, who nods at them and says ‘Morning, boys. How’s the water?’ And the two young fish swim on for a bit, and then eventually one of them looks over and the other and says, ‘What’s water?’”

Wallace goes on to teach us that sometimes “the most obvious, most important realities are the ones that are hardest to see.” For Americans alive today, one of our ‘What’s water?’ questions is ‘What’s money?’. While Wallace asked the graduating seniors that day to think about fish and their relationship with water, I’ll ask you to think with me about our own relationships with money and, as Wallace also asked, “bracket for just a few minutes your skepticism of the totally obvious” and reconsider “what is real and essential, hidden in plain sight all around us all the time.”

AMERICA AND SOUND MONEY

Our country is blessed with limitless natural resources, giant oceans protecting us on the left and right, and friendly neighbors to the north and south. We’ve got a military that any other country would trade for theirs, a political class constrained by an ingenious system of checks and balances, and a built-in, self-correcting mechanism of free elections. Almost 250 years later, it’s easy to forget how uniquely successful the American experiment has been.

Stone Ridge Funds	Annual Report	October 31, 2020

Shareholder Letter

Unsound money just isn’t us, and hyperinflation is something only “other people” sometimes have, right? Indeed, outside of our incredible country, the world has experienced an astonishing 56 hyperinflations in the last ~100 years. This means that in some country, somewhere “over there”, every other year, an innocent population lost their life savings, and certainly their dignity, simply because they stored it in the wrong vessel.

What will continue to make the U.S. different? What will keep our money secure? Our departure from the gold standard is a recent phenomenon, and the unprecedented money printing by developed nations even more so. Let’s explore, together, whether the soundness of our money, or lack thereof, is one of those “most obvious, most important realities…hardest to see…hidden in plain sight all around us.”

“The Most Significant Monetary Achievement in the History of the World”

President Nixon thundered these words on December 18, 1971, in a surprise weekend national address announcing the Smithsonian Agreement. The Agreement, following another surprise weekend address earlier that year – the “Nixon shock” of August 15th, which took the U.S. off the Gold Standard, replacing it with the Fiat Standard (i.e., U.S.-Government-Paper-Money, or USGPM) – coordinated the simultaneous anchoring of each G-10 currencyi to USGPM via fixed exchange rates.

Prior to the Nixon shock and the Smithsonian Agreement, and as motivation for them, Nobel Prize winners and politicians were convinced that gold gave no value to U.S. dollars, rather U.S. dollars gave value to gold. Thus, the U.S. could safely go off the Gold Standard and, correspondingly, the G-10 could safely peg their currencies to USGPM.

“Every expert knows that the popular conception that money has more value if it is exchangeable into gold exactly reverses the true relation. Were it not that gold has some monetary uses, its value would be much less than it is today ($35/oz).”

- Paul Samuelson, Nobel Prize winner

“When the U.S. government stops wasting our resources by trying to maintain the price of gold, its price will sink to $6/oz rather than the current $35/oz.”

- Congressman Henry Reuss

In a little over a year, this “most significant monetary achievement” smashed apart on the rocks of economic reality. Instead of gold crashing to $6/oz, by early 1973 it was USGPM that crashed to $125/oz, a level unthinkable to Samuelson’s “every expert” and to U.S. Congressmen. As USGPM crashed, the G-10 began to see the “P” in USGPM for what it was and, one by one, quietly abandoned the Agreement. Far from a temporal fluke, in the ensuing 50 years, USGPM has depreciated versus gold ~8%/year. P is P.

WHAT IS MONEY?

Money is, and has always been, technology. Specifically, money is technology for making our wealth today available for consumption tomorrow. Modern Americans with a ‘What’s water?’ mindset about money – virtually all of us – assume there is a sharp line of distinction between what is money and what is not. That’s false. Instead, throughout history, various monies (note: plural) have always existed1 – simultaneously – along a continuum of soundness, subject to competitive monetary network effects.

1

For example, beads, shells, cattle, salt, silver, gold, cigarettes in all prisons, tampons in women’s prisons, gift cards, and airline miles, just to name a few. The key point is that monies are a) always plural, and b) ever changing, ideally slowly, to facilitate the development of civilization.

Stone Ridge Funds	Annual Report	October 31, 2020

Shareholder Letter

Sound money – along with language – were the first, and have forever been the most important, human networks responsible for human flourishing. Imagine life without them.

Money is unique among all the goods we seek because we value money not for its own sake, but rather solely for its prospective exchange utility. That’s a fancy way of saying we hope it keeps its value long enough to enable us to trade it in the future for stuff we actually want. The question of which money humans will choose, therefore, boils down to which good, or goods, any individual believes will best store the sum total of their lifetime of daily labor (i.e., their life force).

Because the most important trades we make are the ones we make with our future selves, humanity’s Darwinian propulsion towards holding the soundest money possible is based on our intuitive understanding that the longer our choice of money can hold its value, the greater the potential compounding benefits of our life-to-date-production. Our timeless search for ever-sounder money is an individual, intuition-based optimization – as unstoppable as evolution – because we instinctively know that our survival is at stake. Will our life force be durably storable in a particularly well-chosen money, and therefore potentially accumulate, enhancing our potential longevity? Or will it dissipate, no matter how hard we work, because we chose the wrong storage vessel, threatening our very lives and those of our progeny?

“LIFE, UH, FINDS A WAY”

Since its founding in 1913, the Federal Reserve (“Fed”) has upended our Darwinian propulsion.

Temporarily.

The entire edifice of modern central banking – unbacked helicopter money2 – is like one gigantic helicopter parent, never letting their child suffer “the blessing of a skinned knee.”3 When the Fed doles out billions, or trillions, of USGPM, it has the immediate effect of helping the favored few who first receive it, directly or indirectly, plus all pre-existing financial asset owners, at the expense of everyone else. When Chairman Powell says, “Inequality is…not related to monetary policy,” I believe he would pass a lie detector test. That doesn’t mean it’s true.

Beyond the fundamental unfairness of both its temporal and, ultimately, uneven distribution, GPM leaves the fidelity of an economy’s relative price signals in tatters. Prices matter. In a Waze-like manner, prices guide billions of economic turns a day – constantly updating based on new, real-time information – made individually by billions of humans around the world, 99.999%+ of whom don’t know each other, will never meet each other, and almost certainly don’t realize that price signals – distorted or not – coordinate their actions, for better or worse.

Then-Fed Chairman Bernanke in 2009 succinctly and honestly, if shockingly, referred to the Fed’s money creation process via commercial bank intermediation by saying, “we simply use the computer to mark up the size of the account they have with the Fed.” The money so a) “created”, and then b) multiplied – because only fractional bank reserves are required – and then c) lent out by banks:

First, as discussed, impairs the fidelity of economy-wide price signals, thereby,

Second, inefficiently draws human and capital resources into activities that cannot be lastingly maintained, thereby,

2

Following Ben Bernanke’s famous November 2002 speech referring to “helicopter (drop of) money”, dozens of central bankers, public and private economists, and government officials have subsequently used this term or an equivalent, including “QE for the people.”

3	The Blessing of a Skinned Knee: Raising Self-Reliant Children, Wendy Mogel (2008).

Stone Ridge Funds	Annual Report	October 31, 2020

Shareholder Letter

Third, drives temporary illusions of relative prosperity in certain economic segments, and despair in others, and therefore,

Fourth, leads inevitably, and repeatedly, to booms and busts.

Modern central banking is the cause of severe economic downdrafts, not the cure. By giving in to the clamor for ever more abundant and ever cheaper money, central banks cripple the role of the wisest regulator, the market, of the most important mechanism for efficient, economy-wide allocation of capital: relative prices of sound money.

In the same way a stock certificate is title to company capital, money is title to human time. People sacrifice their time for money, which enables them to trade for commensurate sacrifices from others. When prices are distorted, we are each inhumanely robbed of making fully informed personal choices with our time.

If you give anyone the power to print money, they will print money. A tool that can command human time is an object of great temptation. Too great. I don’t question that central bankers are well-intentioned – I strongly believe they are – but I also know what Lord Acton said about absolute power. It’s human nature, not finance or politics.

Just like certain offspring of helicopter parents – those underemployed, glassy-eyed 25-year-olds living in their parents’ basements – who have neither the will, nor ability, nor, in some cases, even permission to leave, the offspring of central bank helicopter money – certain over-levered, glassy-eyed companies in certain segments of over-money-supplied industries – cannot survive without ongoing access to the essentially free USGPM they indirectly borrow. Like the smooth-kneed 25-year-olds, those over-moneyed zombie firms have neither the will (“when USGPM is free, why bother with financial discipline?”), nor ability (“our business model doesn’t work at higher interest rates”), nor, in some cases, even permission to leave (“you bail us out because we employ so many voters, or because we intermediate and credit-multiply your monetary policy”).

USGPM facilitates political concession after concession, stimulating ever new expectations of further bounty, making the process itself self-accelerating. Even those in government who genuinely want to avoid printing paper money and handing it out, find it impossible to stop the system. The bottom line: without the rigid barrier of strictly limited funds – that is, with non-scarce money – nothing will stop indefinite growth of government expenditure, untethered to the future generational tax burden it is simultaneously exploding and expropriating. No wonder millennials feel the game is rigged against them.

It is.

We now exit 2020, with government money printers around the world going “brrrrr”, cranking out insert-country-name-here-GPM by the ton, flying downhill like a Nikola truck with no brakes.4

Temporarily.

Any central bank can control the supply of their money. They can’t make their people value it.

Enter Bitcoin, because “life, uh, finds a way.”

4	https://hindenburgresearch.com/nikola/

Stone Ridge Funds	Annual Report	October 31, 2020

Shareholder Letter

DARWINIAN PROPULSION

At first glance, geography might seem the least dynamic of sciences, rooted in the glacial-paced realities of geology. Today’s global data linkages, however, lie blanket-like atop that slower moving geological layer, their high-velocity networks a new kind of geography. Mathematicians and data architects call the landscape they represent a topology; that is, any kind of map that can be re-arranged due to connection. Unlike geographies, topologies in this context represent “places” with distance and speed determining how “far apart” they are. Geographies are constant. Topologies can change in an instant. New York and Tokyo are always 6,731 miles apart – that’s geography. New York and Tokyo are also about 176 milliseconds apart, and getting closer – that’s topology.

Every new piece of a network, every new platform or protocol, has the potential to fundamentally alter how we connect. Something far away – including across national borders – can suddenly be, with one innovation, right on top of you. Location can become as changeable as the power of, for example, a new network protocol.

“Locational utility” refers to the knotting together of distance and speed such that something becomes more useful, or powerful, as it’s drawn closer by increased connection, even if it remains the same “distance” away. Just as the early architects of steamships, rail, highways, airlines, and networked computers each wildly underguessed how popular their space-time compression inventions would be, Satoshi Nakamoto could not have possibly imagined how popular – and therefore how powerful – his new protocol-powered monetary topology could be.

“The network is robust in its unstructured simplicity”

In many countries, it is illegal for women to have a bank account, or even work, while the men learn, earn, and create independence for themselves. Trapped in a restrictive, oppressive, domestic cage, these women have historically been forced to do as they’re told, with no freedom to make a living, develop professional skills, or cultivate a sense of self, let alone create financial independence. Bitcoin is fixing this. Leveraging Bitcoin’s growing network, and their smartphones, these women can, and do, find jobs online – secretly for now – and get paid. In Bitcoin. They become copy editors and transcriptionists. They proofread, do data entry, and take surveys. Remotely, and quietly, they do anything that’s doable online. Bitcoin offers them an exit option, an off-ramp. Bitcoin demolishes their cage. Today, gradually. Tomorrow, suddenly.

In the hundred-plus countries where our ‘What’s water?’ money analogy is as patently obvious to its citizens as it has been utterly invisible to us, primordial forces are being unleashed in a one-way torrent of increasing human liberty, one impoverished, caged human at a time. While lurching in fits and starts for now, the power of the movement – because it rides upon, and accelerates, our Darwinian propulsion towards sound money, and therefore towards survival – is unstoppable.

Fate-changing topological shifts – the Arab Spring, Brexit, Bitcoin – can quickly render the powerful weak, and the powerless strong. Institutions and ideologies that can deliver space-time compression will grow, thrive, and accelerate. Those that cannot, slowed perhaps by their obsession with control over speed, or perhaps by their “skepticism of the totally obvious”, will miss the turn.

Acknowledging, with profound humility, that we are only one firm, a major goal of our Bitcoin-focused affiliate is to help America avoid missing the Bitcoin turn.

MY “BIG FOUR” BITCOIN AHA-MOMENTS

Bitcoin is a journey, not a destination, and everyone is on their own path. Every morning when I study Bitcoin, I find myself deeper in awe, humbled by the power, and potential, of its unstructured simplicity.

Stone Ridge Funds	Annual Report	October 31, 2020

Shareholder Letter

The more I learn about Bitcoin, the more I realize how much there is to know, and how much I want to know. There’s beauty in Bitcoin.

I study Bitcoin standing on the shoulders of giants, pioneers who have come before me and blazed the trail. There have been dozens of moments in my past eight years of morning study when I had to put the book down, or pause the podcast, sitting in stunned silence for a while, after reading or hearing something that I knew immediately would change my worldview forever. If you study Bitcoin intensely, with humility, and are mindful of Wallace’s deep wisdom that sometimes “the most obvious, most important realities are the ones that are hardest to see”, you will end up seeing a lot you can’t un-see. I certainly did. The biggest Bitcoin aha-moments from the past eight years of my early morning ritual, quite a long list difficult for me to curate to just four, are below.

1) Salability across time

Gold has been a reliable store of value because of its scarcity and historically low annual supply growth of only 1-2%/year. There has never been a “gold hyperinflation.” Indeed, gold has held its value over the centuries, while hundreds of other monies have come and gone. However, gold’s supply is not impervious to its demand. If, hypothetically, gold went to $100,000/oz tomorrow (up more than 50x overnight), we can be sure enormous resources would immediately shift to gold mining, and the miners would find some way, somehow, to accelerate its supply growth, driving its value down.

In contrast, there will only ever be 21 million Bitcoin. Bitcoin’s annual supply growth, which asymptotically approaches zero over time, is now down to about 1%, on par with the historical annual growth in the supply of gold. While far from perfect, gold is Bitcoin’s closest real-world analogy. However, the ultimate supply of Bitcoin is fundamentally limited by the design of the protocol itself and cannot be increased regardless of its value or the level of demand. Bitcoin is the first store of value in history for which its supply is entirely unaffected by increased demand. From this perspective, Bitcoin is better at being gold than gold – it’s even more salable across time.

2) Salability across space

As we moved beyond traveling by foot and horse, beyond the development of affordable commercial air travel, and then, especially, beyond the internet’s Cambrian-like explosion of network power, gold’s low spatial salability became an acute flaw even the most ardent “goldbugs” miss. Gold is simply hard to transport. This is where USGPM, or the Fiat Standard in general, shines. Though fiat’s periodic, human-nature-induced hyperinflations made it a huge step backward in terms of salability across time, it was a substantial leap forward in terms of salability across space.

However, contrary to common misconception, Bitcoin moves much faster across space than fiat, increasing our capacity for long-distance international settlement by about 500,000 transactions a day, and completing that settlement in about an hour, rather than the current state-of-the-art 3-5 days, or longer, for final international fiat settlement. Bitcoin’s protocol and network topology renders national borders irrelevant, which is especially empowering to the world’s most vulnerable and unprepared for fiat hyperinflations (think: Venezuela, Turkey, Lebanon today).

Even within a country like ours, do not confuse the speed of your Visa payment with its final settlement. No settlement occurs when you buy your coffee at Starbucks. Rather, your bank and Starbucks’ bank generally settle 2-3 days later, with each bank taking credit risk to the other along the way, with rare, but occasionally disastrous results. Bitcoin safely settles about every hour and, as a bearer instrument, credit risk is not a concept. From this perspective, Bitcoin is better at being fiat than fiat – it’s even more salable across space and, because it’s not debt like fiat, has no credit risk.

Stone Ridge Funds	Annual Report	October 31, 2020

Shareholder Letter

3) The Difficulty Adjustment

Everything Satoshi did in inventing Bitcoin was non-original – his genius was in seeing how combining a specific set of previously solved problems could, together, solve certain unsolved problems – except the Difficulty Adjustment. The Difficulty Adjustment, entirely original, is, in my opinion, Satoshi’s most underappreciated breakthrough, a truly genius application of game theory, and the fundamental reason why Bitcoin’s network has always been secure.

So what is it?

Suppose Bitcoin’s price rises, creating an incentive for more Bitcoin miners to mine (remember, successful mining results in Bitcoin rewards, thus the continuous link between Bitcoin’s price and the total worldwide mining incentive). In this case, the Bitcoin protocol will automatically raise the difficulty of mining, such that the creation of new Bitcoin, and the timing of transaction verification, does not accelerate beyond its preset schedule (about every 10 minutes). Instead, suppose Bitcoin’s price falls, and subsequently higher marginal cost Bitcoin miners rationally turn off their machines. The Bitcoin protocol will automatically reduce the difficulty of mining, such that the creation of new Bitcoin, and the timing of transaction verification, does not decelerate below its preset schedule.

How does the protocol do this? Imagine that I tell you that the product of two prime numbers is a certain three-digit number and I ask you to guess the two primes (and I also remind you that a property of prime numbers is that the product of two primes is uniquely the product of those specific two primes). There is no closed-form solution to my question, which is a fancy way of saying you have to randomly guess until you figure it out. Since I told you the product of the primes is only three digits, you’d probably be able to guess the two primes fairly quickly. However, suppose I told you the product was five digits? How about ten digits? How about twenty digits? You can quickly see how much harder and harder, and then way, way, way harder the random guessing can become.

The Difficulty Adjustment is akin to adjusting the number of digits of the product of the primes as a function of how much mining power is on-line at any given time. The more miners, the greater the number of digits of the product of the primes. The fewer miners, the smaller the number of digits such that, even if all commercial Bitcoin miners, and their combined super-computing power, suddenly went off-line overnight, hobbyists mining on laptops at Starbucks would keep the entire global Bitcoin network just as secure. Bottom line: the Difficulty Adjustment was the “missing piece” of decades of previous attempts at decentralized electronic money. It ensures that every 10 minutes a new Bitcoin block is rewarded and all transactions in the interim are accurately and immutably verified. It is what drives Bitcoin’s salability across time discussed above: even amidst periods of surging demand for Bitcoin, Bitcoin miners have no ability to mine Bitcoin faster, making unexpected inflation impossible. Forever.

Typical of Satoshi’s understated style, the Difficulty Adjustment was described in just two sentences in his original Bitcoin whitepaper: “Mining difficulty is determined by a moving average targeting an average number of blocks per hour. If they are generated too fast, the difficulty increases.” As an aside, the Difficultly Adjustment also serves to limit wasted mining energy, further incentivizing miners to mine, but that benefit pales in comparison to its impact making Bitcoin inflation-proof.

The Difficulty Adjustment has now been continuously tested for twelve years, at total global network power levels ranging from a just a few laptops, all the way up to enough energy to power New York City, and with lots of total network power volatility along the way. The total network power volatility is what requires the Bitcoin protocol to continually adjust the mining difficulty, akin to continually adjusting the number of digits of the product of the two primes. And, astonishingly, just as Satoshi designed, no matter the global mining capacity, or its variability, a new block is verified every 10 minutes…every 10 minutes…every 10 minutes.

Stone Ridge Funds	Annual Report	October 31, 2020

Shareholder Letter

Speaking of energy…

4) Bitcoin’s Use of Energy

The amount of energy Bitcoin consumes is the sum total of the energy consumption of all the mining machines that secure the network. While hard to know exactly, a good estimate of the global total consumption is about 8-10 million people worth of energy. Absolutely enormous. In a warming world, how can this be good?

First, the principle: Bitcoin is a better technology for performing central banking than the current government monopolies on central banking. In the same way that cars consume far more energy than the bikes and horses they replaced, and electric lights replaced candles, and central heating replaced chimneys, and computers replaced typewriters, Bitcoin’s better monetary system consumes far more energy than the current central banking system. Throughout history, energy use has grown whenever free people making free choices have decided for themselves that the price of the extra energy for the new technology they wanted was worth it. Today, every day, 24/7, Bitcoiners around the world make the decision that the price of Bitcoin’s energy use is worth it because Bitcoin is better technology for money.

Second, the practice: Bitcoin mining is the only profitable use of energy in human history that does not need to be located near human settlement to operate. The long-term implications of this are world changing and hiding in plain sight.

Before Bitcoin, the problem of energy has never been its scarcity, but only our ability to channel it geographically where it is needed most. Before Bitcoin, that was exclusively where humans lived. In contrast, Bitcoin’s mining energy is solving a different problem. Because of satellites and wireless internet connections, Bitcoin mining can be located anywhere.

For example, remote, destitute areas blessed with moving water can monetize their natural resource good fortune by creating clean, hydro energy and using it to mine Bitcoin. Thus, Bitcoin can make monetizable isolated energy sources all over the world – like waterfalls, running rivers, or creatable dams – now entirely untapped because they would be cost prohibitive to connect to electric grids close enough to residential or industrial areas.

In doing so, Bitcoin can fundamentally change the economics of energy by introducing a highly profitable use of electricity that’s location independent. The world has never had a profitable use of energy that’s location independent. Now it does. And since fossil fuels are already too expensive to be a profitable source of Bitcoin mining energy, I believe the only long-term, profitable Bitcoin mining will be powered by hydro.

Imagine a future with Bitcoin mining firms, unsubsidized, in extraordinarily isolated locations – visualize a waterfall in a largely population-free part of an African country suffering from abject poverty – easily connected to the Bitcoin network, building serious energy infrastructure to monetize the local clean energy source for mining. However, once the industrial-strength, profitable infrastructure is in place, let’s extend it. Let’s build roads. And housing. And schools. And hospitals. Ultimately leading to human settlement.

The net result can be people locating around new, Bitcoin-driven hydroelectric energy infrastructure, with more and more of humanity clustering around cheap, clean energy sources. Historically, our energy challenge has been to move the power to the people. With Bitcoin, we can move the people to the power.

Stone Ridge Funds	Annual Report	October 31, 2020

Shareholder Letter

Consider that the world’s major population centers – think New York, London, Paris, Tokyo – each developed where they are geographically because of natural seaports, waterways, and trade routes. Energy was a non-factor because placement of these cities was all pre-energy (i.e., pre-fossil fuels).

As Bitcoin finances the for-profit development of cheap, clean energy infrastructure on a massive scale, it can lead to a future in which more and more of the world’s population lives near abundant energy with an extraordinarily low marginal cost of production. This matters because cheap energy equals human flourishing. That’s an equation. Cheap energy = human flourishing.

Beyond the revolution in monetary policy that Bitcoin already represents, Bitcoin may also represent the biggest catalyst the world has ever known for developing abundant, clean, cheap energy. And, therefore, one of biggest catalysts in the world for human flourishing.

Can you tell why I’m all-in?

THE MYSTERY OF THE MISSING AMZN MILLIONAIRES & IS IT TOO LATE TO BUY BITCOIN?

Investing in Bitcoin, now exiting its 12th year and especially after a 200%+ return in 2020, is extremely uncomfortable for most everyone, just as investing in Amazon stock (AMZN) was for most everyone following its 12th year as a public company. Even for investors who see the long-term potential of Bitcoin’s monetary properties, they may wonder if they are just too late to invest. Did they miss it? Has all the future value been priced in?

I believe our evolutionary biology makes us hardwired to consistently underguess the power of modern, technological network effects, since nothing in our history resembles them. For the vast, vast, vast majority of human time, we lived in small tribes, entirely unconnected to other humans around the world. Combine this observation with prospect theory, and regret aversion, and we can solve the mystery of the missing of AMZN millionaires.5 Why do so few Americans today own more than $1 million of AMZN?

In AMZN’s early years, most investors were hesitant to buy it even as they loved using the service, believing each year that they “missed it again,” that the price had run away from them. Why? Because in each those first 12 years, AMZN’s high price that year was, on average, 175% higher than AMZN’s open price of that year. Whoa. With that kind of price action, it is understandable why, year after year, investors thought they “missed it again.” Yet, though understandable, year after year investors were, with high consequence, very wrong: in the ensuing 12 years – years 13 through 24 – AMZN increased 62x.

Bitcoin is now 12 years old. What will one Bitcoin be worth 12 years from now? $100,000? $500,000? $1,000,000? $100? I have absolutely no idea whatsoever about Bitcoin’s future price. However, I strongly believe that the centralized class will continue to significantly underguess the appeal, and therefore likely the price, of a decentralized monetary network to the rapidly emerging decentralized class – us Bitcoiners – just as they significantly underguessed the power Google and Facebook and Netflix and Amazon every year for decades, and even as they loved those services and used them daily.

From a valuation framework perspective, I believe Bitcoin should be viewed identically to those network business models – the value of the network growing with the number of users6 – except for two major differences. First, money is primordially more important in a way even the most hilarious on-demand cat

5	This example is inspired by Victor Haghani’s “Where are all the Billionaires & Why Should We Care” Ted Talk, which I highly recommend.
6	See The Power of Bitcoin’s Network Effect, Greg Cipolaro and Ross Stevens, New York Digital Investment Group (2020)

Stone Ridge Funds	Annual Report	October 31, 2020

Shareholder Letter

videos, or same-day delivery of any product we want, will ever be – there is no comparison. Second, Bitcoin lacks the possibility of antitrust enforcement. Ever. No matter how big and no matter how valuable it gets.

Nor can Bitcoin ever be globally confiscated. Yes, individual countries can attempt to confiscate Bitcoin and, over time, some may try, just like gold was confiscated by the Gold Reserve Act in the U.S. in January 1934, nine months after FDR’s April 1933 Executive Order made it a criminal offense for U.S. citizens to own it or trade it.7

However, just like the internet can be censored in certain countries, but cannot be turned off, Bitcoin can be (attempted to be) confiscated in a country, but cannot be turned off. And just as no global “off switch” exists for the internet, for the same reasons and others, no such switch exists for Bitcoin. With regard to confiscation, and putting aside property rights for a moment, Bitcoin is really nothing more than a password to a private key that can be easily stored in anyone’s memory via simple phrase memorization which, to me, makes it more salable across space than gold and fiat in more ways than one. If anything, in my view, it is more likely that we see a country peg their currency to Bitcoin, perhaps a developing country escaping a hyperinflation in the coming decade, before we see one that tries to (unsuccessfully) confiscate it. Remember, unlike gold, with Bitcoin there’s no vault. And good luck confiscating my memory.

FINAL THOUGHTS ON BITCOIN

The trillions of dollars of central bank-driven low or negatively yielding financial instruments demolish the dreams of savers and retirees, prohibiting an enormously large and growing group of individuals from meeting their retirement wants, wishes, and – tragically – even needs. Free money has consequences. Because it is not free. No matter how well-intentioned, runaway global money printing, and the resulting financial repression, is society’s largest global challenge.

Regardless of Bitcoin’s future ascent, or descent, the long-dated monetary liabilities of individual Americans are denominated in U.S. dollars. Tackling our collective, fiat-based societal retirement challenge head-on leads to an interesting and important question: “what do you have to believe to be true for Bitcoin to be your vessel for savings?” The answer: point to point – meaning, from today until your long-dated liabilities (e.g., your retirement spending) start coming due – and regardless of USGPM volatility along the way – you only have to believe one thing; that USGPM will depreciate relative to Bitcoin over that time period, as it has ~80% in the last two years alone.

Remember that the most important trades are the ones we make with our future selves, that our search for ever-sounder money is an individual, intuition-based optimization, and that, instinctively, we know our

7

FDR’s 1933 order, and contemporaneous statements by the Secretary of the Treasury, led Americans to believe they were turning their gold in temporarily, and for patriotic reasons, to support the nation’s credit. Nine months later, while, instead, informing the citizens that they would never get their gold back, FDR also devalued the dollar, which would have been impossible without the government’s physical possession of all the nation’s gold at that time. It was clear to Washington insiders, but certainly not the broader citizenry, that FDR’s plan all along was to trick the country with his “make them turn it in first, then confiscate it second” plan, perhaps most clearly expressed by Senator Carter Glass, former Secretary of the Treasury, who, in the midst of FDR’s obfuscation, rose from a sick bed to deliver a historic speech on the Senate floor which included: “I wrote with my own hand the provision of the national Democratic platform which declared for a sound money to be maintained at all hazards…the suggestion that we may devalue the gold dollar 59 percent means national repudiation. To me it means dishonor. In my conception of it, it is immoral…there was never any necessity for a gold embargo. There is no necessity for making statutory criminals of citizens of the United States who may please to take their property in the shape of gold or currency out of the banks and use it for their own purposes as they may please. We have gone beyond the cruel extremities of the French, and they made it a capital crime, punishable by the guillotine, for any tradesman or individual of the realm to discriminate in favor of gold and against their printing press currency. We have gone beyond that. We have said that no man may have gold, under penalty of ten years in the penitentiary or $10,000 fine” (NB: worth more than $500,000 today)

Stone Ridge Funds	Annual Report	October 31, 2020

Shareholder Letter

survival depends on durably storing of our life force. In this context, is it any surprise that millennials voting with their dollars, and with more distrust for traditional institutions than their forebears, have already made Bitcoin “the millennial savings account”? And in this context, it is any surprise that two highly rated Life & Annuity insurers, and two highly rated Property & Casualty (re)insurers – among the most brilliant, forward-thinking investors I know, and each, by virtue of their business models, with extraordinarily long-dated U.S. dollar-denominated liabilities – have direct or indirect exposure today to more than $350 million of Bitcoin, all purchased and held through our Bitcoin-focused affiliate? One thing I know for sure: they, and insurers in general, are just getting started.

The power of the insight – that only point-to-point USGPM depreciation matters, not volatility – will lead, I believe, to an explosion in Bitcoin-driven financial innovation, including Bitcoin-denominated life insurance for the 30-50-year-old crowd, and Bitcoin-denominated annuities for the 50-70-year-old-crowd. Having a non-zero allocation to Bitcoin-denominated life insurance, and annuities, may represent our most potent defense against the malevolent consequences of benevolent, well-intentioned past, current, and future central bank activity. Given the potentially revolutionary impact of these products on our great country’s retirement crisis, I will be working tirelessly on them. Stay tuned.

* * * * *

When the Fed creates $3 trillion in a matter of weeks by pushing a button, it consolidates the power to price and value human time. In our country, humans are not supposed to have that kind of power over other humans.

“There are two ways to enslave a country. One is by the sword. The other is by debt.”

- John Adams (1826)

When a regional Fed President brags in March about having “an infinite amount of cash,” he toxically undermines the American virtue of thrift, dangerously decouples risk-taking from the consequences of risk-taking, and epitomizes the influence of absolute, centralized power. When Chairman Powell, no matter how well-intentioned, says in June, “We’re not even thinking about thinking of raising rates,” at Stone Ridge we respond, “We’re not even thinking about thinking of not buying more Bitcoin,” and we did. Bitcoin is our peaceful weapon of choice against central bank-driven time theft.

However, buying Bitcoin this year wasn’t new for us. Bitcoin has been the principal component of our firm’s treasury reserve strategy since 2017 and many of us have been personally involved since 2013. Like everything we do at Stone Ridge, we have skin in the game. The owners of Stone Ridge Holdings Group, together, collectively own more than 40,000 Bitcoin. All purchased and held through our Bitcoin-focused affiliate. Actions speak louder than words. Larry Fink may call Bitcoin “an index of money laundering”, but I call it “an index of money ~~laundering~~ printing.” Bitcoin definitely does not care what Larry Fink thinks. And P is P. As long as “money printer go brrrr”, I’ll keep buying.

Perhaps just in time, each U.S. citizen now has a choice. You can stay on the Fiat Standard, in which some people get to produce unlimited new units of money for free, just not you. Or opt in to the Bitcoin Standard, in which no one gets to do that, including you. With the option, now, of a monetary system governed by rules instead of rulers, on behalf of myself, my family, and the firms I’m responsible for leading, I’ve made my choice.

At the most superficial level, buying Bitcoin as a portfolio diversifier, or as a hedge against inflation, makes good sense, and I, obviously, strongly believe that a 0% allocation is the wrong number for every investor.

Stone Ridge Funds	Annual Report	October 31, 2020

Shareholder Letter

However, Bitcoin is anything but superficial. In a world replete with monetary unfairness, injustice, the institutionalization of moral hazard, and the State’s increasing domestication of our individuality, Bitcoin’s incorruptible fairness, justice, truth, and beauty represent a beacon for all optimists who seek personal sovereignty, personal improvement, and peace.

As the Founder of one of the largest Bitcoin-focused firms in the world, I don’t mind if you come to Bitcoin for the price. I just hope you stay for the principles. Bitcoin is far more important than a non-zero portfolio allocation.

* * * * *

AT THE OPPONENT’S SLIGHTEST MOVE, I MOVE FIRST

At Stone Ridge, our most important job is risk management – the safety of our clients’ wealth and our own. We each work in risk management. Whether we choose it or not, it chooses us.

Our risk management philosophy can be expressed as an equation:

Risk Management = Diversification + Humility

Notice the harmony between the two elements on the right-hand side of the equation. The smaller the first, the smaller the second. The greater the first, the greater the second.

Since 2012, we have been building our portfolio of business arks ahead of the no-yield flood, now in the early innings of submerging the world. While Stone Ridge is just one small firm and we can only do so much, it is, and has always been, our mission to help the vulnerable and unprepared. All along, we knew the fiat flood was coming, we just did not know when or from what, but we did know that the vast majority would simply not know how to prepare, or even that they should. So – with humility, kindness, focus, and antifragility – we did, and are doing it, for them.

At Stone Ridge, the embodiment of our risk management philosophy, and flood preparation, is the 10/10 (“Ten Ten”) portfolio. In its purest, unobtainable form, the 10/10 is 10 long-term allocations, each 10% weight, each with a persistent, pervasive, and intuitive risk premium, each uncorrelated with traditional markets, each uncorrelated with each other, each anti-fad.

Our 10/10 concept leaped closer to reality in 2020 with two new additions. It now includes both catastrophe reinsurance and non-catastrophe reinsurance (new), alternative lending, market insurance, SFR (single family rentals), drug royalty, private investments, Bitcoin, and collectibles (new). In the last year, we went from seven elements to nine. We’re getting there.

At our “opponent’s slightest move” – a market crash, a sovereign default, a pandemic, the Fed’s forward annihilation of 60/40 – the 10/10 allows us to move first, a portfolio of business arks already in place. Its extraordinary diversification harmonizes with its quiet humility, structurally anticipating the un-anticipatable, delivering peace of mind.

If 2020 taught us anything, though, it’s that the peace we seek isn’t really peace of mind, it’s peace from mind. From the silent ruminations. “Do I have enough? Am I financially secure?” In the decades ahead, Stone Ridge will help as many people as possible answer those questions decisively and affirmatively. In this year of historic trials and tribulations, the 10/10 was tested, and was spectacular.

Stone Ridge Funds	Annual Report	October 31, 2020

Shareholder Letter

As yield shrinks, clarity sharpens. Now entering our 10th year as a firm, we find ourselves just beginning.

* * * * *

PEOPLE ARE AWESOME

Given our fundamental, bedrock view at Stone Ridge that our people are everything, perhaps it’s not surprising that since the firm’s inception we’ve had a purposeful philosophy about our culture.

Before getting into the specifics of our approach, some context is important. First, we have never had, and never will have, an HR department. Second, we have off-market policies. For example, we don’t meter vacation, and we encourage a lot of it. We offer unlimited maternity and paternity leave, and strongly encourage people to take lots of time off to enjoy that magical time with their family.

Stone Ridge also pays for any self-improvement program any employee wants to enroll in. This has included the firm paying for everything from meditation classes to executive MBAs, with no commitment to stay at Stone Ridge after completing the chosen program.8 And, annually, we do a detailed competitive analysis to make sure we have what we believe to be industry-best Travel & Expense (T&E) policies. We simply expect our team to respect the firm’s generosity when they travel (remember those days?). They do.

However, my personal favorite HR policy is our bereavement policy. If a family member of any employee passes, our team of administrative assistants collectively spring into action to help with the travel logistics, if any, for the employee, and anyone in their immediate family, to attend the funeral. The firm also insists on paying for all travel and lodging expenses for all family attendees. Consider a non-executive Stone Ridge employee that grew up in a faraway war-torn country with a large immediate family, raised solely by his grandmother, who had just passed. Our policy could be (and has been) the difference between he and his entire family being able to pay their final respects in person, or having to pick and choose who gets to go. While, of course, not the reason for the policy, the private letters I’ve received from impacted family members afterwards are among my most treasured possessions.

We also expect each employee be the best in the industry at what they do, regardless of their role at the firm, no matter how senior or junior they are, whether they help the front of the house or the back of the house. The bargain we have with each employee when they are recruited, and when they show up, is this: you get to work here, but you must be the best in the industry at what you do. And if you’re not – yet – that’s ok. Very few of us are – I’m certainly not – but you must want to be, and actually be, on the path, with concrete plans for personal improvement.

Our high standards also challenge each employee to embody, and add in their own way to, our Firm Principles – Focus. Be Humble. Be Kind. Antifragile. – and we compensate accordingly.

Yet, apart from the commonality across our firm of sharing these core values, and of supporting each other as we set high standards for ourselves, each one of us at Stone Ridge is radically unique. If we have a secret weapon at the firm, it is how we honor that individuality.

8

After announcing this policy at a Firmwide meeting, I was immediately asked by an employee why we were willing to pay more than $150,000 if someone could potentially just leave the firm after the MBA program and not have to pay us back. At first, I didn’t understand the question, so I paused for a bit to think about it. Then I said, “If someone takes our $150,000 and leaves the firm immediately after finishing their MBA program, they have to live with themselves for the rest of their lives knowing they did that to us. That’s on them. We’ll be fine. I’d certainly rather be us than them in that situation. So we don’t need a policy prohibiting it. How about we just trust each other’s common decency and see what happens?” So far, so good. (NB: we temporarily suspended this program amidst the uncertainties of COVID but have fully restored it).

Stone Ridge Funds	Annual Report	October 31, 2020

Shareholder Letter

Everyone at Stone Ridge has a rich history that led them to be who they are today. Mine starts with my many relatives who were forced to escape the Nazis, tragically not all successfully, but enough that I’m here. They were so poor my dad had to work two full-time jobs starting at 8 years old: pumping gas at his uncle’s gas station and stocking shelves at a local grocery store.

As a result, when my dad went in to register for Social Security at a New York field office some years ago, he showed the clerk all of his documentation, and my mom and I got to witness something beautiful: after evaluating all of my dad’s documentation, the clerk gathered his colleagues around his desk to show them something that at least no one in that particular office had ever seen, or heard of, before: a U.S. citizen who had taxable income in part of seven decades – the 1930s through the 1990s. Impromptu, they gave my dad a standing ovation, leading, impromptu, to uncontrollable tears in my mom’s eyes, and my own. As a little kid, my dad was destitute, at times starving, and with virulent anti-Semitism occasionally thrown in for good measure. The anti-Semitism continued so strongly into adulthood that he ultimately decided to change his last name from Birnbaum to Stevens.

Everyone has a story. Nothing in life is easy, obvious, or a straight line, none of us will get out alive. However, in the interim, we each get to choose the work on which we focus our attention – in that beautiful commencement speech, Wallace also said “our most significant education isn’t really about the capacity to think, but rather about the choice of what to think about” – and the people with whom we seek to accomplish that work.

Because I truly believe that people are awesome, one of the things we teach at Stone Ridge is that no one can compete with you on being you. Thus, we have another policy, less objectively enforceable, but perhaps our most important, about fitting in: don’t try. Fitting in requires you to contort yourself to be someone you think others want you to be. In the process, you give up your biggest competitive advantage: being yourself.

When we recruit, we recruit for uncorrelated weirdness. We first accept the fact that we are all quite weird in our own idiosyncratic ways (I can comfortably say that, as a dating-challenged, former high school varsity bowler and mathlete, I lead from the front in this department; in high school, I more accurately aspired to be dating-challenged, reality was worse). We then seek others who are weird in concretely different ways than the folks already working at the firm. When a recruit finally makes it through and shows up, we tell them, “no matter what you do, do not try to fit in. Because the opposite of fitting in is belonging, and to really contribute, we need you to belong.”

Belonging does not require you to change who you are, it requires you to be who you are. Our Management Committee is intentional in helping everyone feel like they belong at the firm, because if they work here, they do. To make a truly original contribution, you have to be irrationally obsessed with something for an extended period of time. And staying irrationally obsessed, especially because we never know if success is on the other side, requires a feeling of deep safety that only comes from feeling true belonging.

Imagine an entire firm feeling like they truly belong? That’s powerful. I’m not sure we’re batting 1.000, but that’s our goal, and I think we’re at least awfully close. Especially after all of us locked arms together this year – while the snow in the Stone Ridge snow globe was, at times, mercilessly shaken – and held each other in place. The snow, mercifully, has settled down. For now. However, our arms remain locked together, ready for the next time the snow stirs, which it will. And the next time, and the next time, and the next time.

Stone Ridge Funds	Annual Report	October 31, 2020

Shareholder Letter

Indeed, the Stone Ridge culture itself is what powers the firm’s Antifragility, so that we may, together, unleash our collective creativity in the service of our investors. We innovate to prepare for an uncertain future, focused on our mission: Financial Security for All.

OUR PARTNERSHIP

In 2020, we confronted, too often, the shortness of life. However, we end the year, and begin anew, overflowing with gratitude for our health, our families, and for you – our investors. You contribute the capital necessary to sustain and propel groundbreaking product development. We contribute our collective careers’ worth of experience in sourcing, structuring, execution, and risk management. Together, it works. On behalf of everyone at Stone Ridge, we look forward to another year of sharing responsibility for your wealth, and navigating our journey, together.

See you, in person, in 2021.

Sincerely,

Ross L. Stevens

Founder, CEO

RISK DISCLOSURES

Bitcoin is a relatively new asset class and is subject to unique and substantial risks, including the risk that the value of the investments in Bitcoin could decline rapidly, including to zero. Bitcoin has historically been highly volatile. Investors in Bitcoin should be prepared to lose their entire investment.

The Stone Ridge Funds consist of the Stone Ridge High Yield Reinsurance Risk Premium Fund (the “SHRIX”), the Stone Ridge Reinsurance Risk Premium Interval Fund (“SRRIX” and, together with SHRIX, the “Reinsurance Funds”), the Stone Ridge U.S. Hedged Equity Fund (“VRLIX”), the Stone Ridge All Asset Variance Risk Premium Fund (“AVRPX” and, together with VRLIX, the “VRP Funds”), the NYDIG Bitcoin Strategy Fund (“BTCNX”), the Stone Ridge Alternative Lending Risk Premium Fund (“LENDX”) and the Stone Ridge Diversified Alternatives Fund (“SRDAX”and, together with the Reinsurance Funds, the VRP Funds, BTCNX and LENDX, the “Funds”).

The Funds, other than the VRP Funds and SRDAX, are generally sold to (i) institutional investors, including registered investment advisers (“RIAs”), that meet certain qualifications and have completed an educational program provided by Stone Ridge Asset Management LLC (the “Adviser”); (ii) clients of such institutional investors; and (iii) certain other eligible investors (as described in the relevant prospectus). Investors should carefully consider the Funds’ risks and investment objectives, as an investment in the Funds may not be appropriate for all investors and the Funds are not designed to be a complete investment program. There can be no assurance that the Funds will achieve their investment objectives. An investment in the Funds involves a high degree of risk. It is possible that investing in a Fund may result in a loss of some or all of the amount invested. Before making an investment/allocation decision, investors should (i) consider the suitability of this investment with respect to an investor’s or a client’s investment objectives and individual situation and (ii) consider factors such as an investor’s or a client’s net worth, income, age and risk tolerance. Investment should be avoided where an investor/client has a short-term investing horizon and/or cannot bear the loss of some or all of the investment. Before investing in a Fund, an investor should read the discussion of the risks of investing in the Fund in the relevant prospectus.

Holdings and sector allocations are subject to change and are not a recommendation to buy or sell any security.

Investing in funds involves risks. Principal loss is possible.

The VRP Funds may invest in a variety of derivatives, including put and call options, futures contracts, options on futures contracts, swaps, swaptions, and other exchange-traded and over-the-counter derivatives contracts. The VRP Funds may invest in derivatives to generate income from premiums, for investment purposes, and for hedging and risk management purposes. A VRP Fund’s use of derivatives as part of its principal investment strategy to sell protection against the volatility of various underlying references involves the risk that, if the volatility of the underlying references is greater than expected, the VRP Fund will bear losses to the extent of its obligations under the relevant derivative contracts, which may not be outweighed by the amount of any premiums received for the sale of such derivative instruments. The use of derivatives involves risks that are in addition to, and potentially greater than, the risks

Stone Ridge Funds	Annual Report	October 31, 2020

Shareholder Letter

of investing directly in securities and other more traditional assets. Derivatives also present other risks, including market risk, illiquidity risk, currency risk, and credit risk.

The reinsurance industry relies on risk modeling to analyze potential risks in a single transaction and in a portfolio of transactions. The models are based on probabilistic simulations that generate thousands or millions of potential events based on historical data, scientific and meteorological principles and extensive data on current insured properties. Sponsors of reinsurance-related securities typically provide risk analytics and statistics at the time of issuance that typically include model results.

Event-linked bonds, catastrophe bonds and other reinsurance-related securities carry large uncertainties and major risk exposures to adverse conditions. If a trigger event, as defined within the terms of the bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified therein, a Fund may lose a portion or all of its investment in such security. Such losses may be substantial. The reinsurance-related securities in which the Funds invest are considered “high yield” or “junk bonds.”

SHRIX and SRRIX may invest in reinsurance-related securities issued by foreign sovereigns and foreign entities that are corporations, partnerships, trusts or other types of business entities. Because the majority of reinsurance-related security issuers are domiciled outside the United States, each of SHRIX and SRRIX will normally invest significant amounts of its assets in non-U.S. entities. Accordingly, each of them may invest without limitation in securities issued by non-U.S. entities, including those in emerging market countries. Foreign issuers could be affected by factors not present in the U.S., including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information, potential difficulties in enforcing contractual obligations, and increased costs to enforce applicable contractual obligations outside the U.S. These risks are greater in emerging markets.

The value of LENDX’s or SRDAX’s investments in whole loans and other alternative lending-related securities, such as shares, certificates, notes or other securities representing an interest in and the right to receive principal and interest payments due on whole loans or fractions of whole loans, is entirely dependent on the borrowers’ continued and timely payments. If a borrower is unable or fails to make payments on a loan for any reason, the relevant Fund may be greatly limited in its ability to recover any outstanding principal or interest due, as (among other reasons) the Fund may not have direct recourse against the borrower or may otherwise be limited in its ability to directly enforce its rights under the loan, whether through the borrower or the platform through which such loan was originated, the loan may be unsecured or under-collateralized and/or it may be impracticable to commence a legal proceeding against the defaulting borrower. The Funds generally will need to rely on the efforts of the platforms, servicers or their designated collection agencies to collect on defaulted loans and there is no guarantee that such parties will be successful in their efforts to collect on loans. Even if a loan to which a Fund has investment exposure is secured, there can be no assurance that the collateral will, when recovered and liquidated, generate sufficient (or any) funds to offset any losses associated with the defaulting loan. Although the Funds conduct diligence on the platforms, the Funds generally do not have the ability to independently verify, and will not independently diligence or confirm the truthfulness of, the information provided by the platforms, other than payment information regarding loans and other alternative lending-related securities owned by the Fund, which the Fund will observe directly as payments are received. The default history for alternative lending borrowing arrangements is limited and future defaults may be higher than historical defaults.

In general, the value of a debt security is likely to fall as interest rates rise. LENDX and SRDAX may invest in below-investment grade securities, which are often referred to as “junk,” or in securities that are unrated but that have similar characteristics to junk bonds. Such instruments have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and illiquid. LENDX’s and SRDAX’s investments in securitization vehicles or other special purpose entities that hold alternative lending-related securities (asset-backed securities) may involve risks that differ from or are greater than risks associated with other types of investments. The risks and returns for investors like LENDX and SRDAX in asset-backed securities depend on the tranche in which the investor holds an interest, and the value of an investment in LENDX or SRDAX may be more volatile and other risks tend to be compounded if and to the extent that the Fund is exposed to asset-backed securities directly or indirectly.

LENDX and SRDAX may invest directly or indirectly in the alternative lending-related securities of foreign issuers. Such investments may involve risks not ordinarily associated with exposure to alternative lending-related securities of U.S. issuers. The foreign alternative lending industry may be subject to less governmental supervision and regulation than exists in the U.S.; conversely, foreign regulatory regimes applicable to the alternative lending industry may be more complex and more restrictive than those in the U.S., resulting in higher costs associated with such investments, and such regulatory regimes may be subject to interpretation or change without prior notice to investors, such as LENDX and SRDAX. Foreign platforms may not be subject to accounting, auditing, and financial reporting standards and practices comparable to those in the U.S. Due to difference in legal systems, there may be difficulty in obtaining or enforcing a court judgment outside the U.S.

SRDAX’s investments in single family real estate are subject to risks typically associated with real estate, including: changes in global, national, regional or local economic, demographic or capital market conditions; future adverse national real estate trends, including increasing vacancy rates, declining rental rates and general deterioration of market conditions; changes in supply of or demand for similar properties in a given market or metropolitan area; reliance on tenants, managers and real estate operators that SRDAX works with in acquiring and managing assets to operate their businesses in an appropriate manner and in compliance with their contractual arrangements with SRDAX; changes in governmental rules, regulations and fiscal policies; bad acts of third parties;

Stone Ridge Funds	Annual Report	October 31, 2020

Shareholder Letter

and unforeseeable events such as social unrest, civil disturbances, terrorism, earthquakes, hurricanes and other natural disasters. Many of these factors are beyond the control of SRDAX. Any negative changes in these factors could affect SRDAX’s performance and its ability to meet its obligations and make distributions to shareholders.

BTCNX is subject to both the risk that Bitcoin decreases in value and the risk that BTCNX’s strategy of gaining exposure to Bitcoin through Bitcoin futures underperforms a direct investment in an equivalent amount of Bitcoin. Bitcoin and Bitcoin futures have generally exhibited tremendous price volatility relative to more traditional asset classes. The price of Bitcoin has historically been highly volatile due to speculation regarding potential future appreciation in value. Further, political or economic crises may motivate large-scale sales of Bitcoin, which could result in a rapid reduction in the price of Bitcoin. The value of BTCNX’s investments in Bitcoin futures could decline rapidly, including to zero.

The further development of the Bitcoin network, which is part of a new and rapidly changing industry, is subject to a variety of factors that are difficult to evaluate. For example, Bitcoin faces significant obstacles to increasing the usage of Bitcoin without resulting in higher fees or slower transaction settlement times, and attempts to increase the volume of transactions may not be effective. The slowing, stopping or reversing of the development or acceptance of the Bitcoin network may adversely affect the price of Bitcoin futures and therefore an investment in BTCNX.

Regulatory changes or actions may alter the nature of an investment in Bitcoin or Bitcoin futures or restrict the use of Bitcoin or the operations of the Bitcoin network or exchanges on which Bitcoin trades in a manner that adversely affects the price of Bitcoin or Bitcoin futures and an investment in BTCNX. For example, it may become illegal to acquire, hold, sell or use Bitcoin or Bitcoin futures in one or more countries, which could adversely impact the price of Bitcoin and Bitcoin futures.

A Fund (or its subsidiaries) may obtain financing to make investments and may obtain leverage through derivative instruments that afford the Fund economic leverage. Therefore, the Funds are subject to leverage risk. Leverage magnifies a Fund’s exposure to declines in the value of one or more underlying reference instruments or creates investment risk with respect to a larger pool of assets than the Fund would otherwise have and may be considered a speculative technique. The value of an investment in a Fund will be more volatile and other risks tend to be compounded if and to the extent the Fund borrows or uses derivatives or other investments that have embedded leverage. This risk is enhanced for SHRIX and SRRIX because they invest substantially all their assets in reinsurance-related securities. Reinsurance-related securities can quickly lose all or much of their value if a triggering event occurs. Thus, to the extent assets subject to a triggering event are leveraged, the losses could substantially outweigh SHRIX’s or SRRIX’s investment and result in significant losses to the relevant Fund.

The Funds may invest in illiquid or restricted securities, which may be difficult or impossible to sell at a time that a Fund would like without significantly changing the market value of the security.

Each Fund intends to qualify for treatment as a regulated investment company (“RIC”) under the Internal Revenue Code. A Fund’s investment strategy will potentially be limited by its intention to qualify for treatment as a RIC. The tax treatment of certain of the Funds’ investments under one or more of the qualification or distribution tests applicable to RICs is not certain. An adverse determination or future guidance by the IRS might affect a Fund’s ability to qualify for such treatment.

If, in any year, a Fund were to fail to qualify for treatment as a RIC under the Internal Revenue Code for any reason, and were unable to cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income.

For additional risks, please refer to the relevant prospectus and statement of additional information.

SHRIX is classified as non-diversified under the 1940 Act. Accordingly, SHRIX may invest a greater portion of its assets in the securities of a single issuer than if it were a diversified fund, which may subject it to a higher degree of risk associated with and developments affecting that issuer than a fund that invests more widely.

Each of BTCNX, SRRIX and LENDX has an interval fund structure pursuant to which each Fund, subject to applicable law, conducts quarterly repurchase offers of the Fund’s outstanding shares at net asset value (“NAV”), subject to approval of the Board of Trustees. In all cases, such repurchases will be for at least 5% and not more than 25% of the relevant Fund’s outstanding shares.

In connection with any given repurchase offer, it is possible that a Fund may offer to repurchase only the minimum amount of 5% of its outstanding shares. It is possible that a repurchase offer may be oversubscribed, with the result that shareholders may only be able to have a portion of their shares repurchased. There is no assurance that you will be able to tender your Shares when or in the amount that you desire. The Funds’ shares are not listed, and the Funds do not currently intend to list their shares for trading on any national securities exchange; the shares are, therefore, not marketable, and you should consider the shares to be illiquid.

Information furnished by others, upon which all or portions of the information contained herein is based, is from sources believed to be reliable. Stone Ridge makes no representation as to the accuracy, adequacy or completeness of such information and it has accepted the information without further verification.

The information provided herein should not be construed in any way as tax, capital, accounting, legal or regulatory advice. Investors should seek independent legal and financial advice, including advice as to tax consequences, before making any investment

Stone Ridge Funds	Annual Report	October 31, 2020

Shareholder Letter

decision. Opinions expressed are subject to change at any time and are not guaranteed and should not be considered investment advice.

The Funds’ investment objectives, risks, charges and expenses must be considered carefully before investing. The relevant prospectus contains this and other important information about the investment company. You can obtain an additional copy of the Funds’ most recent periodic reports and certain other regulatory filings by calling 855-609-3680 or visiting www.stoneridgefunds.com. The Funds’ prospectuses, which include a statement of additional information, can be found by visiting:

Stone Ridge High Yield Reinsurance Risk Premium Fund1: Prospectus , Supplement and Supplement 2

Stone Ridge Reinsurance Risk Premium Interval Fund2: Prospectus , Supplement and Supplement 2

Stone Ridge U.S. Hedged Equity Fund1: Prospectus and Supplement

Stone Ridge All Asset Variance Risk Premium Fund1: Prospectus

Stone Ridge Alternative Lending Risk Premium Fund2: Prospectus

NYDIG Bitcoin Strategy Fund2: Prospectus

Stone Ridge Diversified Alternatives Fund1: Prospectus

1Open-end fund, 2Closed-end interval fund

The prospectuses should be read carefully before investing.

The Stone Ridge Funds are distributed by ALPS Distributors, Inc.

Endnotes

i G-10 currencies are ten of the most used and heavily traded, and thus liquid, currencies in the world. In 1971, at the time of the Smithsonian Agreement, they included the currencies of the United States, Britain, Canada, Japan, Sweden, Belgium, France, West Germany, Italy, and the Netherlands.

The Bitcoin section is inspired by the work of Saifedean Ammous, especially The Bitcoin Standard and The Fiat Standard, with select concepts and select phrases used with permission of the author.

The Final Thoughts on Bitcoin section is, in part, inspired by the work of Robert Breedlove, especially his masterpiece Masters and Slaves of Money, with select phrases used with permission of the author.

The Darwinian Propulsion section is, in part, inspired by, and uses select phrases from, The Seventh Sense by Joshua Ramo.

Stone Ridge Funds	Annual Report	October 31, 2020

STONE RIDGE HIGH YIELD REINSURANCE RISK PREMIUM FUND

PERFORMANCE DATA (Unaudited)

This chart assumes an initial gross investment of $25,000,000 made on February 1, 2013 (commencement of operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In the absence of fee waivers and reimbursements, returns for the Fund would have been lower. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

The Intercontinental Exchange (ICE) Bank of America (BofA) Merrill Lynch 3-Month U.S. Treasury Bill Index is an index of short-term U.S. Government securities with a remaining term to final maturity of less than three months. Index figures do not reflect any deduction of fees, taxes or expenses, and are not available for investment.

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED OCTOBER 31, 2020)
	1-year period ended 10/31/2020	5-year period ended 10/31/2020	Since Inception (02/01/13)

Stone Ridge High Yield Reinsurance Risk Premium Fund — Class I	5.73%	3.49%	4.83%

Stone Ridge High Yield Reinsurance Risk Premium Fund — Class M	5.68%	3.35%	4.69%

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.92%	1.20%	0.79%

Stone Ridge Funds	Annual Report	October 31, 2020

STONE RIDGE U.S. HEDGED EQUITY FUND

PERFORMANCE DATA (Unaudited)

This chart assumes an initial gross investment of $25,000,000 made on May 1, 2013 (commencement of operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In the absence of fee waivers and reimbursements, returns for the Fund would have been lower. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

The Intercontinental Exchange (ICE) Bank of America (BofA) Merrill Lynch 3-Month U.S. Treasury Bill Index is an index of short-term U.S. Government securities with a remaining term to final maturity of less than three months. Index figures do not reflect any deduction of fees, taxes or expenses, and are not available for investment.

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED OCTOBER 31, 2020)
	1-year period ended 10/31/2020	5-year period ended 10/31/2020	Since Inception (05/01/13)

Stone Ridge U.S. Hedged Equity Fund — Class I	2.02%	4.56%	5.92%

Stone Ridge U.S. Hedged Equity Fund — Class M	1.90%	4.43%	5.76%

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.92%	1.20%	0.81%

Stone Ridge Funds	Annual Report	October 31, 2020

STONE RIDGE DIVERSIFIED ALTERNATIVES FUND

PERFORMANCE DATA (Unaudited)

This chart assumes an initial gross investment of $25,000,000 made on May 1, 2020 (commencement of operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In the absence of fee waivers and reimbursements, returns for the Fund would have been lower. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

The Intercontinental Exchange (ICE) Bank of America (BofA) Merrill Lynch 3-Month U.S. Treasury Bill Index is an index of short-term U.S. Government securities with a remaining term to final maturity of less than three months. Index figures do not reflect any deduction of fees, taxes or expenses, and are not available for investment.

TOTAL RETURNS (FOR PERIOD ENDED OCTOBER 31, 2020)
Since Inception (05/01/20)

Stone Ridge Diversified Alternatives Fund — Class I	4.20%

Stone Ridge Diversified Alternatives Fund — Class M	4.20%

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.07%

Stone Ridge Funds	Annual Report	October 31, 2020

ALLOCATION OF PORTFOLIO HOLDINGS AT OCTOBER 31, 2020 (Unaudited)

STONE RIDGE HIGH YIELD REINSURANCE RISK PREMIUM FUND PORTFOLIO ALLOCATION BY YEAR OF SCHEDULED MATURITY

2020	$15,474,546	1.5%

2021	243,627,796	24.4%

2022	243,153,956	24.3%

2023	196,488,139	19.7%

2024	190,141,416	19.1%

2025	27,682,415	2.8%

2026	24,982,733	2.5%

2027	8,376,204	0.8%

2028	2,285,708	0.2%

2034	2,962,021	0.3%

Not Applicable(1)	60,653,972	6.1%

Other(2)	(16,810,390)	(1.7%	)
	$999,018,516

STONE RIDGE U.S. HEDGED EQUITY FUND PORTFOLIO ALLOCATION BY ASSET TYPE

Purchased Options	$2,500	0.0%

Short-Term Investments	57,955,088	101.9%

Liabilities in Excess of Other Assets(3)	(1,106,467)	(1.9%	)
	$56,851,121

STONE RIDGE DIVERSIFIED ALTERNATIVES FUND PORTFOLIO ALLOCATION BY ASSET TYPE

Investment Companies	$13,087,740	64.6%

Purchased Options	19,775	0.1%

Short-Term Investments	11,941,184	58.9%

Liabilities in Excess of Other Assets(3)	(4,782,661)	(23.6%	)
	$20,266,038

(1)	Preference shares do not have maturity dates.
(2)	Cash, cash equivalents, short-term investments and liabilities in excess of other assets.
(3)	Cash, cash equivalents and liabilities in excess of other assets.

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.

Stone Ridge Funds	Annual Report	October 31, 2020

Management’s Discussion of Fund Performance

The Stone Ridge High Yield Reinsurance Risk Premium Fund is designed to capture the reinsurance risk premium by investing in a broad set of reinsurance-related securities, primarily focused on higher yielding catastrophe bonds. For the 12 months ended October 31, 2020, the Fund’s total return was 5.73%. The Fund’s performance is largely based on the occurrence or non-occurrence of natural or non-natural catastrophe events or other loss events around the world, which impact the performance of reinsurance-related securities. The Fund’s exposures span many different regions and types of events covered. There were a number of natural and non-natural catastrophes around the world (most significantly, the COVID-19 pandemic and Hurricane Laura) that negatively impacted some of the Fund’s risk exposures, and, therefore, negatively impacted Fund performance. Given the high yields available for catastrophe bonds and the fact that the majority of catastrophe bonds were not impacted by events this year, the Fund had a positive return.

The Stone Ridge U.S Hedged Equity Fund seeks to deliver equity market exposure with lower volatility and lower drawdowns than investing in equities directly. The majority of Fund performance is generated from the receipt of premiums from written put options on equity indices. The Fund fully collateralizes the written put options with short-term U.S. Treasury securities, which in turn provide a secondary source of return. The Fund further seeks to limit participation in equity market declines by purchasing options of a lower strike than it has sold. In March 2020, the Fund performed as expected by delivering a lower drawdown and lower realized volatility than the S&P 500 itself. For the remainder of the fiscal year, premiums collected for written put options allowed the Fund to participate in a majority of the equity market recovery that followed. For the 12 months ended October 31, 2020, the Fund’s total return was 2.02%.

The Stone Ridge Diversified Alternatives Fund seeks to generate total returns through exposure to a diversified set of risk premiums. These risk premiums include reinsurance, market risk transfer, and style premium investing. The reinsurance risk premium strategy seeks to generate returns by investing in insurance-linked securities, such as catastrophe bonds, that provide counterparties protection against catastrophic events such as hurricanes or other natural disasters. The market risk transfer strategy seeks to generate returns through the sale of call and put options that provide counterparties with protection against changes in the market price of various assets such as oil or wheat. Style premium investing seeks to generate returns by investing in assets with certain well-known risk characteristics such as value, momentum and carry that have historically rewarded investors with higher returns. The style premium strategy generally holds both long and short positions to gain exposure to the desired risk characteristics while reducing correlation to traditional investments. Because the majority of catastrophe bonds were not impacted by events this year, the Fund’s reinsurance exposure was a positive contributor to the Fund’s total returns. Implied volatility was generally higher than realized volatility in oil and natural gas, making energy a leading contributor to positive performance within the market risk transfer strategy. Exposure to the value risk characteristic style premium detracted modestly from positive performance within the style premium strategy. The Fund launched on April 30, 2020. For the 6 months ended October 31, 2020, the Fund’s total return was 4.20%

Stone Ridge Funds	Annual Report	October 31, 2020

Schedule of Investments	as of October 31, 2020

STONE RIDGE HIGH YIELD REINSURANCE RISK PREMIUM FUND

	PRINCIPAL AMOUNT	VALUE
EVENT LINKED BONDS - 87.5%
Europe - 0.0% (a)
Earthquake - 0.0% (a)
Azzurro Re II Class A (3 Month Euribor + 4.500%), 01/17/2024 (b)(c)(d)(e) (Cost: $487,485; Original Acquisition Date: 07/06/2020)	$431,000	$502,565

Global - 17.8%
Earthquake - 3.2%
Acorn Re 2018-1 Class A (3 Month Libor USD + 2.750%), 11/10/2021 (b)(c)(d)(e)(f)(g) (Cost: $10,815,351; Original Acquisition Date: 07/03/2018)	10,837,000	10,842,960
IBRD CAR 116 (3 Month Libor USD + 2.500%), 02/15/2021 (b)(c)(d)(e)(g) (Cost: $10,517,175; Original Acquisition Date: 02/02/2018)	10,546,000	10,462,159
IBRD CAR 117 (3 Month Libor USD + 3.000%), 02/15/2021 (b)(c)(d)(e)(g) (Cost: $8,369,320; Original Acquisition Date: 02/02/2018)	8,384,000	8,316,509
IBRD CAR 120 (3 Month Libor USD + 6.000%), 02/15/2021 (b)(c)(d)(e) (Cost: $1,400,000; Original Acquisition Date: 02/02/2018)	1,400,000	1,402,240
IBRD CAR 123 Class A (3 Month Libor USD + 5.500%), 12/02/2022 (b)(c)(d)(e) (Cost: $662,000; Original Acquisition Date: 11/15/2019)	662,000	657,896

		31,681,764

Mortality/Longevity/Disease - 0.7%
Chesterfield 2014-1 4.500%, 12/15/2034 (d)(e)(h) (Cost: $2,981,250; Original Acquisition Date: 12/11/2014)	2,981,250	2,962,021
Vita Capital VI (6 Month Libor USD + 2.900%), 01/08/2021 (b)(c)(d)(e)(f) (Cost: $4,152,826; Original Acquisition Date: 12/15/2015)	4,444,000	3,883,167

		6,845,188

Multiperil - 13.9%
3264 Re 2020-1 Class A (T-Bill 3 Month + 9.750%), 02/07/2023 (b)(c)(d)(e)(g) (Cost: $1,500,000; Original Acquisition Date: 01/17/2020)	1,500,000	1,531,800

	PRINCIPAL AMOUNT	VALUE
Multiperil - 13.9% (continued)
Atlas Capital 2020 DAC 2020-1 (T-Bill 3 Month + 8.250%), 06/10/2024 (b)(c)(d)(e) (Cost: $7,865,000; Original Acquisition Date: 04/23/2020)	$7,865,000	$8,100,950
Atlas Capital UK 2018 PLC (3 Month Libor USD + 6.140%), 06/07/2022 (b)(c)(d)(e) (Cost: $8,750,000; Original Acquisition Date: 05/25/2018)	8,750,000	8,662,937
Atlas Capital UK 2019 PLC 2019-1 (3 Month Libor USD + 12.180%), 06/07/2023 (b)(c)(d)(e)(f) (Cost: $4,436,000; Original Acquisition Date: 05/24/2019)	4,436,000	4,453,744
Atlas IX 2015-1 (3 Month Libor USD + 0.100%), 01/07/2021 (b)(c)(d)(e)(h)(i) (Cost: $1,119,285; Original Acquisition Date: 02/05/2015)	1,119,260	824,559
Galileo Re 2017-1 Class B (3 Month Libor USD + 17.500%), 11/06/2020 (b)(c)(d)(e) (Cost: $3,575,641; Original Acquisition Date: 10/30/2017)	3,585,000	3,586,434
Hypatia Ltd. 2020-1 Class A (T-Bill 3 Month + 6.750%), 06/07/2023 (b)(c)(d)(e) (Cost: $3,763,000; Original Acquisition Date: 07/10/2020)	3,763,000	3,928,008
Hypatia Ltd. 2020-1 Class B (T-Bill 3 Month + 9.750%), 06/07/2023 (b)(c)(d)(e) (Cost: $5,789,000; Original Acquisition Date: 07/10/2020)	5,789,000	6,119,841
Kendall Re 2018-1 Class A (3 Month Libor USD + 5.250%), 05/06/2021 (b)(c)(d)(e) (Cost: $10,024,146; Original Acquisition Date: 04/19/2018)	10,029,000	10,067,110
Kilimanjaro Re II 2017-1 Class A-1 (6 Month Libor USD + 10.610%), 04/20/2021 (b)(c)(d)(e) (Cost: $13,612,392; Original Acquisition Date: 04/06/2017)	13,666,000	13,692,649
Kilimanjaro Re II 2017-1 Class B-1 (6 Month Libor USD + 7.910%), 04/20/2021 (b)(c)(d)(e)(f) (Cost: $14,231,454; Original Acquisition Date: 07/24/2017)	14,224,000	14,220,444
Kilimanjaro Re II 2017-1 Class C-1 (6 Month Libor USD + 6.300%), 04/20/2021 (b)(c)(d)(e)(f) (Cost: $18,651,152; Original Acquisition Date: 04/06/2017)	18,627,000	18,612,098

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2020

Schedule of Investments	as of October 31, 2020

STONE RIDGE HIGH YIELD REINSURANCE RISK PREMIUM FUND

	PRINCIPAL AMOUNT		VALUE
Multiperil - 13.9% (continued)
Kilimanjaro Re II 2017-2 Class A-2 (6 Month Libor USD + 10.610%), 04/21/2022 (b)(c)(d)(e) (Cost: $1,571,000; Original Acquisition Date: 04/06/2017)		$1,571,000	$1,580,819
Kilimanjaro Re II 2017-2 Class B-2 (6 Month Libor USD + 7.910%), 04/21/2022 (b)(c)(d)(e) (Cost: $2,357,000; Original Acquisition Date: 04/06/2017)		2,357,000	2,362,775
Kilimanjaro Re II 2017-2 Class C-2 (6 Month Libor USD + 6.300%), 04/21/2022 (b)(c)(d)(e)(f) (Cost: $6,251,000; Original Acquisition Date: 04/06/2017)		6,260,000	6,267,199
Loma Re 2013-1 Class C (T-Bill 3 Month + 0.500%), 01/08/2021 (b)(c)(d)(e)(h) (Cost: $19,011,000; Original Acquisition Date: 12/20/2013)		19,011,000	5,798,355
Matterhorn Re Ltd 2020-2 Class A (T-Bill 3 Month + 5.000%), 01/08/2024 (b)(c)(d)(e)(g) (Cost: $3,951,000; Original Acquisition Date: 01/29/2020)		3,951,000	3,949,815
Northshore Re 2018-1 Class A (3 Month Libor USD + 7.990%), 07/08/2022 (b)(c)(d)(e)(f) (Cost: $13,897,207; Original Acquisition Date: 07/02/2018)		14,010,000	14,195,632
Northshore Re II 2019-1 Class A (T-Bill 3 Month + 7.500%), 07/07/2023 (b)(c)(d)(e)(f) (Cost: $4,095,000; Original Acquisition Date: 06/21/2019)		4,095,000	4,176,491
Riverfront Re 2017-1 Class A (T-Bill 3 Month + 4.860%), 01/15/2021 (b)(c)(d)(e)(g) (Cost: $6,688,801; Original Acquisition Date: 05/23/2017)		6,716,000	6,705,254

			138,836,914

			177,363,866

Great Britain - 0.3%
Terrorism - 0.3%
Baltic PCC 2019-1 Class A (T-Bill 3 Month + 5.900%), 03/07/2027 (b)(c)(d)(e)(h) (Cost: $2,906,566; Original Acquisition Date: 02/15/2019)	GBP	2,300,000	2,979,661

	PRINCIPAL AMOUNT	VALUE
Japan - 6.7%
Earthquake - 4.4%
Kizuna Re II 2018-1 Class B (T-Bill 3 Month + 2.500%), 04/11/2023 (b)(c)(d)(e)(f) (Cost: $362,000; Original Acquisition Date: 03/16/2018)	$362,000	$361,276
Nakama Re 2015-1 Class 2 (T-Bill 3 Month + 3.250%), 01/14/2021 (b)(c)(d)(e)(f) (Cost: $8,092,146; Original Acquisition Date: 12/14/2015)	8,093,000	8,097,451
Nakama Re 2016-1 Class 1 (6 Month Libor USD + 2.200%), 10/13/2021 (b)(c)(d)(e)(f) (Cost: $7,500,000; Original Acquisition Date: 09/21/2016)	7,500,000	7,480,875
Nakama Re 2016-1 Class 2 (6 Month Libor USD + 3.250%), 10/13/2021 (b)(c)(d)(e)(f) (Cost: $4,830,000; Original Acquisition Date: 09/21/2016)	4,830,000	4,824,204
Nakama Re 2018-1 Class 1 (3 Month Libor USD + 2.000%), 04/13/2023 (b)(c)(d)(e)(f) (Cost: $15,240,196; Original Acquisition Date: 02/22/2018)	15,256,000	15,182,008
Nakama Re 2018-1 Class 2 (3 Month Libor USD + 3.000%), 04/13/2023 (b)(c)(d)(e)(f)(g) (Cost: $6,604,938; Original Acquisition Date: 02/22/2018)	6,638,000	6,588,547
Nakama Re 2020-1 Class 1 (T-Bill 3 Month + 2.200%), 01/01/2025 (b)(c)(d)(e)(g) (Cost: $1,129,000; Original Acquisition Date: 02/04/2020)	1,129,000	1,123,186

		43,657,547

Multiperil - 1.6%
Akibare Re 2018-1 Class A (3 Month Libor USD + 1.900%), 04/07/2022 (b)(c)(d)(e)(f)(g) (Cost: $8,904,384; Original Acquisition Date: 03/22/2018)	9,195,000	9,110,406
Akibare Re 2018-1 Class B (3 Month Libor USD + 1.900%), 04/07/2022 (b)(c)(d)(e)(g) (Cost: $7,385,540; Original Acquisition Date: 03/22/2018)	7,513,000	7,430,357

		16,540,763

Windstorm - 0.7%
Aozora Re 2017-1 Class A (6 Month Libor USD + 2.000%), 04/07/2021 (b)(c)(d)(e)(g) (Cost: $7,199,338; Original Acquisition Date: 01/30/2020)	7,267,000	7,247,016

		67,445,326

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2020

Schedule of Investments	as of October 31, 2020

STONE RIDGE HIGH YIELD REINSURANCE RISK PREMIUM FUND

	PRINCIPAL AMOUNT	VALUE
Mexico - 1.2%
Earthquake - 0.7%
IBRD CAR 125 Class A (3 Month Libor USD + 3.500%), 03/13/2024 (b)(c)(d)(e)(g) (Cost: $5,631,000; Original Acquisition Date: 02/28/2020)	$5,631,000	$5,534,991
IBRD CAR 126 Class B (3 Month Libor USD + 9.000%), 03/13/2024 (b)(c)(d)(e) (Cost: $1,111,000; Original Acquisition Date: 02/28/2020)	1,111,000	1,094,613

		6,629,604

Windstorm - 0.5%
IBRD CAR 127 Class C (3 Month Libor USD + 10.000%), 03/13/2024 (b)(c)(d)(e)(g) (Cost: $5,021,743; Original Acquisition Date: 02/28/2020)	5,021,000	5,076,231

		11,705,835

United States - 61.5%
Earthquake - 11.3%
Merna Re 2018-1 Class A (T-Bill 3 Month + 2.000%), 04/08/2021 (b)(c)(d)(e)(f) (Cost: $5,480,039; Original Acquisition Date: 03/26/2018)	5,493,000	5,480,366
Merna Re II 2019-1 Class A (T-Bill 3 Month + 2.000%), 04/07/2022 (b)(c)(d)(e) (Cost: $1,971,866; Original Acquisition Date: 03/24/2020)	2,000,000	1,996,700
Sierra 2020-1 Class A (T-Bill 3 Month + 3.250%), 12/28/2023 (b)(c)(d)(e)(g) (Cost: $2,000,000; Original Acquisition Date: 12/20/2019)	2,000,000	2,025,200
Sierra 2020-1 Class B (T-Bill 3 Month + 5.750%), 12/28/2022 (b)(c)(d)(e)(g) (Cost: $3,750,000; Original Acquisition Date: 12/20/2019)	3,750,000	3,786,562
Sutter Re 2020-2 Class A (T-Bill 3 Month + 5.000%), 06/06/2022 (b)(c)(d)(e) (Cost: $16,781,000; Original Acquisition Date: 05/13/2020)	16,781,000	17,099,839
Sutter Re 2020-2 Class F (T-Bill 3 Month + 8.500%), 06/06/2022 (b)(c)(d)(e) (Cost: $15,523,000; Original Acquisition Date: 05/13/2020)	15,523,000	15,799,309
Ursa Re 2017-2 Class C (T-Bill 3 Month + 4.140%), 12/10/2020 (b)(c)(d)(e) (Cost: $1,224,307; Original Acquisition Date: 09/18/2020)	1,224,000	1,223,327

	PRINCIPAL AMOUNT	VALUE
Earthquake - 11.3% (continued)
Ursa Re 2017-2 Class D (T-Bill 3 Month + 5.470%), 12/10/2023 (b)(c)(d)(e) (Cost: $9,169,470; Original Acquisition Date: 09/09/2020)	$9,166,000	$9,147,210
Ursa Re 2018-1 Class D (T-Bill 3 Month + 5.230%), 09/24/2021 (b)(c)(d)(e)(f) (Cost: $15,407,346; Original Acquisition Date: 09/07/2018)	15,488,000	15,384,230
Ursa Re 2019-1 Class C (T-Bill 3 Month + 5.750%), 12/10/2022 (b)(c)(d)(e)(g) (Cost: $20,348,000; Original Acquisition Date: 11/20/2019)	20,348,000	20,302,217
Ursa Re II 2020-1 Class AA (T-Bill 3 Month + 3.750%), 12/07/2023 (b)(c)(d)(e) (Cost: $5,817,000; Original Acquisition Date: 10/08/2020)	5,817,000	5,814,092
Ursa Re II 2020-1 Class D (T-Bill 3 Month + 6.250%), 12/07/2023 (b)(c)(d)(e) (Cost: $14,697,000; Original Acquisition Date: 10/08/2020)	14,697,000	14,689,652

		112,748,704

Fire - 0.5%
SD Re 2018-1 Class A (3 Month Libor USD + 4.000%), 10/19/2021 (b)(c)(d)(e)(g) (Cost: $3,693,348; Original Acquisition Date: 10/05/2018)	3,750,000	3,595,687
SD Re 2020-1 Class A (T-Bill 3 Month + 9.750%), 07/14/2023 (b)(c)(d)(e) (Cost: $1,438,000; Original Acquisition Date: 07/02/2020)	1,438,000	1,436,634

		5,032,321

Flood - 9.1%
FloodSmart Re 2018 Class A (T-Bill 3 Month + 11.830%), 08/06/2024 (b)(c)(d)(e)(f) (Cost: $23,832,247; Original Acquisition Date: 07/20/2020)	23,893,000	23,981,404
FloodSmart Re 2018 Class B (T-Bill 3 Month + 14.080%), 08/06/2024 (b)(c)(d)(e)(f) (Cost: $12,657,555; Original Acquisition Date: 02/26/2019)	12,727,000	12,700,910
FloodSmart Re 2019 Class A (T-Bill 3 Month + 11.830%), 03/07/2022 (b)(c)(d)(e) (Cost: $17,585,980; Original Acquisition Date: 04/10/2019)	17,797,000	18,019,462

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2020

Schedule of Investments	as of October 31, 2020

STONE RIDGE HIGH YIELD REINSURANCE RISK PREMIUM FUND

	PRINCIPAL AMOUNT	VALUE
Flood - 9.1% (continued)
FloodSmart Re 2019 Class B (T-Bill 3 Month + 15.080%), 03/07/2022 (b)(c)(d)(e) (Cost: $2,092,240; Original Acquisition Date: 04/10/2019)	$2,118,000	$2,161,737
FloodSmart Re 2020 Class A (T-Bill 3 Month + 11.000%), 02/27/2026 (b)(c)(d)(e)(g) (Cost: $24,990,577; Original Acquisition Date: 02/14/2020)	25,014,000	24,982,733
FloodSmart Re 2020 Class B (T-Bill 3 Month + 14.500%), 02/27/2023 (b)(c)(d)(e) (Cost: $9,000,000; Original Acquisition Date: 02/14/2020)	9,000,000	9,102,150

		90,948,396

Mortality/Longevity/Disease - 1.0%
La Vie Re 2020-1 Class A (3 Month Libor USD + 2.850%), 10/06/2023 (b)(c)(d)(e) (Cost: $2,250,000; Original Acquisition Date: 10/19/2020)	2,250,000	2,248,875
Vitality Re IX 2018 Class A (T-Bill 3 Month + 1.600%), 01/10/2022 (b)(c)(d)(e)(f) (Cost: $1,501,287; Original Acquisition Date: 09/24/2019)	1,500,000	1,482,225
Vitality Re IX 2018 Class B (T-Bill 3 Month + 1.750%), 01/10/2022 (b)(c)(d)(e)(f) (Cost: $1,250,753; Original Acquisition Date: 09/24/2019)	1,250,000	1,221,000
Vitality Re VIII 2017 Class A (T-Bill 3 Month + 1.750%), 01/08/2021 (b)(c)(d)(e) (Cost: $1,000,409; Original Acquisition Date: 12/03/2019)	1,000,000	997,250
Vitality Re X 2019 Class B (T-Bill 3 Month + 2.000%), 01/10/2023 (b)(c)(d)(e)(f) (Cost: $2,500,000; Original Acquisition Date: 01/17/2019)	2,500,000	2,414,125
Vitality Re XI Limited 2020 Class A (T-Bill 3 Month + 1.500%), 01/09/2024 (b)(c)(d)(e) (Cost: $1,000,000; Original Acquisition Date: 01/23/2020)	1,000,000	971,150
Vitality Re XI Limited 2020 Class B (T-Bill 3 Month + 1.800%), 01/09/2024 (b)(c)(d)(e) (Cost: $750,000; Original Acquisition Date: 01/23/2020)	750,000	712,687

		10,047,312

	PRINCIPAL AMOUNT	VALUE
Multiperil - 26.5%
Armor Re II 2019-1 Class A (T-Bill 3 Month + 6.330%), 06/08/2022 (b)(c)(d)(e) (Cost: $8,979,742; Original Acquisition Date: 05/09/2019)	$9,031,000	$9,142,984
Blue Halo Re 2016-1 Class A (T-Bill 3 Month + 0.500%), 06/21/2022 (b)(c)(d)(e) (Cost: $4,750,000; Original Acquisition Date: 06/10/2016)	4,750,000	4,613,437
Blue Halo Re 2016-1 Class B (T-Bill 3 Month + 0.100%), 06/21/2022 (b)(c)(d)(e)(h)(i) (Cost: $280,020; Original Acquisition Date: 06/10/2016)	280,020	324,823
Bonanza Re 2020-1 Class A (T-Bill 3 Month + 4.750%), 02/20/2024 (b)(c)(d)(e) (Cost: $2,725,000; Original Acquisition Date: 02/13/2020)	2,725,000	2,733,039
Bowline 2018-1 Class A (T-Bill 3 Month + 4.760%), 05/23/2022 (b)(c)(d)(e)(f) (Cost: $13,904,181; Original Acquisition Date: 05/10/2018)	13,938,000	13,955,422
Bowline Re 2019-1 Class A (T-Bill 3 Month + 4.500%), 03/20/2023 (b)(c)(d)(e)(f) (Cost: $4,017,000; Original Acquisition Date: 03/08/2019)	4,017,000	4,028,448
Bowline Re 2019-1 Class B (T-Bill 3 Month + 8.850%), 03/20/2023 (b)(c)(d)(e) (Cost: $5,427,941; Original Acquisition Date: 03/08/2019)	5,438,000	5,522,289
Caelus 2018-1 Class A (T-Bill 3 Month + 3.190%), 06/07/2021 (b)(c)(d)(e) (Cost: $2,319,000; Original Acquisition Date: 05/04/2018)	2,319,000	2,145,075
Caelus 2018-1 Class B (T-Bill 3 Month + 4.030%), 06/07/2021 (b)(c)(d)(e) (Cost: $1,902,959; Original Acquisition Date: 07/24/2018)	1,905,000	1,671,638
Caelus 2018-1 Class C (T-Bill 3 Month + 7.240%), 06/07/2021 (b)(c)(d)(e) (Cost: $2,782,000; Original Acquisition Date: 05/04/2018)	2,782,000	1,001,520
Caelus 2018-1 Class D (T-Bill 3 Month + 10.700%), 06/07/2021 (b)(c)(d)(e) (Cost: $464,000; Original Acquisition Date: 05/04/2018)	464,000	78,880

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2020

Schedule of Investments	as of October 31, 2020

STONE RIDGE HIGH YIELD REINSURANCE RISK PREMIUM FUND

	PRINCIPAL AMOUNT	VALUE
Multiperil - 26.5% (continued)
Caelus Re 2020-1 Class A-1 (T-Bill 3 Month + 5.500%), 06/07/2023 (b)(c)(d)(e) (Cost: $6,794,662; Original Acquisition Date: 02/20/2020)	$6,865,000	$6,942,231
Caelus Re 2020-1 Class B-1 (T-Bill 3 Month + 5.500%), 06/07/2024 (b)(c)(d)(e) (Cost: $4,000,000; Original Acquisition Date: 02/20/2020)	4,000,000	4,021,000
Caelus Re V 2017-1 Class B (T-Bill 3 Month + 0.500%), 06/05/2024 (b)(c)(d)(e) (Cost: $648,500; Original Acquisition Date: 04/27/2017)	648,500	583,650
Caelus Re V 2017-1 Class C (T-Bill 3 Month + 0.500%), 06/05/2023 (b)(c)(d)(e)(h) (Cost: $830,000; Original Acquisition Date: 04/27/2017)	830,000	20,792
Caelus Re V 2017-1 Class D (T-Bill 3 Month + 0.500%), 06/05/2023 (b)(c)(d)(e)(h) (Cost: $366,684; Original Acquisition Date: 04/27/2017)	366,684	37
Espada Reinsurance 2016-1 Class 20 (T-Bill 3 Month + 5.700%), 12/07/2020 (b)(c)(d)(e)(h) (Cost: $351,359; Original Acquisition Date: 02/12/2016)	351,359	228,384
Fortius Re 2017-1 (6 Month Libor USD + 3.420%), 07/07/2021 (b)(c)(d)(e) (Cost: $2,511,102; Original Acquisition Date: 07/14/2017)	2,510,000	2,525,311
Galileo Re 2019-1 Class C (T-Bill 3 Month + 9.250%), 01/08/2024 (b)(c)(d)(e) (Cost: $3,000,000; Original Acquisition Date: 12/06/2019)	3,000,000	3,010,500
Galileo Re 2019-1 Class D (T-Bill 3 Month + 7.450%), 01/08/2027 (b)(c)(d)(e)(g) (Cost: $2,000,000; Original Acquisition Date: 12/06/2019)	2,000,000	1,995,400
Golden State Re II 2018-1 Class A (3 Month Libor USD + 2.200%), 01/08/2023 (b)(c)(d)(e)(f) (Cost: $7,250,000; Original Acquisition Date: 11/29/2018)	7,250,000	7,244,200
Herbie Re 2020-1 Class A (T-Bill 3 Month + 9.000%), 07/08/2024 (b)(c)(d)(e) (Cost: $6,899,000; Original Acquisition Date: 06/09/2020)	6,899,000	7,118,733

	PRINCIPAL AMOUNT	VALUE
Multiperil - 26.5% (continued)
Herbie Re 2020-2 Class A (T-Bill 3 Month + 6.250%), 01/08/2025 (b)(c)(d)(e) (Cost: $1,250,000; Original Acquisition Date: 10/19/2020)	$1,250,000	$1,250,125
Herbie Re 2020-2 Class B (T-Bill 3 Month + 9.000%), 01/08/2025 (b)(c)(d)(e) (Cost: $1,000,000; Original Acquisition Date: 10/19/2020)	1,000,000	999,950
Herbie Re 2020-2 Class C (T-Bill 3 Month + 16.000%), 01/06/2023 (b)(c)(d)(e) (Cost: $500,000; Original Acquisition Date: 10/19/2020)	500,000	499,950
Kilimanjaro III Re 2019-1 Class A-1 (T-Bill 3 Month + 15.750%), 12/19/2023 (b)(c)(d)(e) (Cost: $6,750,000; Original Acquisition Date: 12/09/2019)	6,750,000	6,770,925
Kilimanjaro III Re 2019-1 Class A-2 (T-Bill 3 Month + 15.750%), 12/19/2024 (b)(c)(d)(e) (Cost: $10,825,332; Original Acquisition Date: 12/09/2019)	11,117,000	11,170,917
Kilimanjaro III Re 2019-1 Class B-1 (T-Bill 3 Month + 9.500%), 12/19/2023 (b)(c)(d)(e) (Cost: $12,500,000; Original Acquisition Date: 12/09/2019)	12,500,000	12,548,125
Kilimanjaro III Re 2019-1 Class B-2 (T-Bill 3 Month + 9.500%), 12/19/2024 (b)(c)(d)(e) (Cost: $9,250,000; Original Acquisition Date: 12/09/2019)	9,250,000	9,263,875
Kilimanjaro Re 2018-1 Class A-1 (3 Month Libor USD + 13.610%), 05/05/2023 (b)(c)(d)(e) (Cost: $5,892,818; Original Acquisition Date: 04/18/2018)	6,229,000	6,260,145
Kilimanjaro Re 2018-1 Class B-1 (3 Month Libor USD + 4.940%), 05/06/2022 (b)(c)(d)(e)(f) (Cost: $8,022,125; Original Acquisition Date: 04/18/2018)	8,036,000	8,085,823
Kilimanjaro Re 2018-2 Class A-2 (3 Month Libor USD + 13.610%), 05/05/2023 (b)(c)(d)(e) (Cost: $2,223,459; Original Acquisition Date: 06/03/2020)	2,340,000	2,312,856
Kilimanjaro Re 2018-2 Class B-2 (3 Month Libor USD + 4.940%), 05/05/2023 (b)(c)(d)(e)(f) (Cost: $4,305,000; Original Acquisition Date: 04/18/2018)	4,305,000	4,310,597

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2020

Schedule of Investments	as of October 31, 2020

STONE RIDGE HIGH YIELD REINSURANCE RISK PREMIUM FUND

	PRINCIPAL AMOUNT	VALUE
Multiperil - 26.5% (continued)
Long Point Re III 2018-1 Class A (T-Bill 3 Month + 2.750%), 06/01/2022 (b)(c)(d)(e)(f) (Cost: $16,204,721; Original Acquisition Date: 05/17/2018)	$16,196,000	$16,210,576
MetroCat Re 2020-1 Class A (T-Bill 3 Month + 5.500%), 05/28/2024 (b)(c)(d)(e) (Cost: $3,581,925; Original Acquisition Date: 05/06/2020)	3,533,000	3,635,987
Mona Lisa Re 2020-1 Class A (T-Bill 3 Month + 7.500%), 01/09/2023 (b)(c)(d)(e)(g) (Cost: $7,750,000; Original Acquisition Date: 12/30/2019)	7,750,000	7,881,750
Mona Lisa Re 2020-1 Class B (T-Bill 3 Month + 8.000%), 01/09/2023 (b)(c)(d)(e)(g) (Cost: $6,500,000; Original Acquisition Date: 12/30/2019)	6,500,000	6,566,300
Residential Re 2015-I Class 10 (T-Bill 3 Month + 0.500%), 12/07/2020 (b)(c)(d)(e)(h) (Cost: $3,209,300; Original Acquisition Date: 05/21/2015)	6,034,176	4,223,923
Residential Re 2016-I Class 10 (T-Bill 3 Month + 0.500%), 12/07/2020 (b)(c)(d)(e)(h) (Cost: $701,983; Original Acquisition Date: 04/28/2016)	701,983	333,442
Residential Re 2017-I Class 11 (T-Bill 3 Month + 5.170%), 06/06/2024 (b)(c)(d)(e) (Cost: $1,769,000; Original Acquisition Date: 04/19/2017)	1,769,000	1,645,082
Residential Re 2017-II Class 2 (T-Bill 3 Month + 13.040%), 12/06/2021 (b)(c)(d)(e) (Cost: $1,211,555; Original Acquisition Date: 05/27/2020)	1,261,000	1,261,694
Residential Re 2018-I Class 13 (T-Bill 3 Month + 3.360%), 06/06/2025 (b)(c)(d)(e) (Cost: $6,387,714; Original Acquisition Date: 04/30/2018)	6,397,000	6,361,817
Residential Re 2018-II Class 2 (T-Bill 3 Month + 11.790%), 12/06/2022 (b)(c)(d)(e) (Cost: $4,500,000; Original Acquisition Date: 11/15/2018)	4,500,000	4,503,375
Residential Re 2019-I Class 12 (T-Bill 3 Month + 8.680%), 06/06/2023 (b)(c)(d)(e) (Cost: $495,000; Original Acquisition Date: 05/08/2019)	495,000	492,995

	PRINCIPAL AMOUNT	VALUE
Multiperil - 26.5% (continued)
Residential Re 2019-I Class 13 (T-Bill 3 Month + 4.650%), 06/06/2023 (b)(c)(d)(e) (Cost: $1,153,749; Original Acquisition Date: 05/08/2019)	$1,162,000	$1,165,893
Residential Re 2019-II Class 2 (T-Bill 3 Month + 12.370%), 12/06/2027 (b)(c)(d)(e) (Cost: $1,456,000; Original Acquisition Date: 11/05/2019)	1,456,000	1,467,211
Residential Re 2020-I Class 13 (T-Bill 3 Month + 5.500%), 06/06/2028 (b)(c)(d)(e) (Cost: $2,241,000; Original Acquisition Date: 05/27/2020)	2,241,000	2,285,708
Residential Re 2020-II Class 1 31.540%, 12/06/2021 (b)(c)(d)(e)(j) (Cost: $676,360; Original Acquisition Date: 10/30/2020)	914,000	676,360
Residential Re 2020-II Class 3 (T-Bill 3 Month + 8.250%), 12/06/2024 (b)(c)(d)(e) (Cost: $914,000; Original Acquisition Date: 10/30/2020)	914,000	914,000
Residential Re 2020-II Class 4 (T-Bill 3 Month + 6.250%), 12/06/2024 (b)(c)(d)(e) (Cost: $1,981,000; Original Acquisition Date: 10/30/2020)	1,981,000	1,981,000
Sanders Re 2017-1 Class A (6 Month Libor USD + 2.930%), 12/06/2021 (b)(c)(d)(e) (Cost: $10,391,884; Original Acquisition Date: 10/17/2018)	10,427,000	10,324,815
Sanders Re 2018-1 Class A (T-Bill 3 Month + 5.500%), 04/07/2022 (b)(c)(d)(e) (Cost: $19,301,519; Original Acquisition Date: 03/23/2018)	19,421,000	19,126,772
Sanders Re II 2020-1 Class A (3 Month Libor USD + 4.500%), 04/07/2024 (b)(c)(d)(e) (Cost: $4,811,000; Original Acquisition Date: 03/18/2020)	4,811,000	4,856,464
Spectrum Capital Ltd. 2017-1 A (6 Month Libor USD + 5.750%), 06/08/2021 (b)(c)(d)(e) (Cost: $11,657,000; Original Acquisition Date: 06/13/2017)	11,657,000	11,699,548
Stratosphere Re 2020-1 Class A (T-Bill 3 Month + 2.750%), 02/07/2027 (b)(c)(d)(e)(g) (Cost: $1,925,010; Original Acquisition Date: 01/17/2020)	1,932,000	1,933,932

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2020

Schedule of Investments	as of October 31, 2020

STONE RIDGE HIGH YIELD REINSURANCE RISK PREMIUM FUND

	PRINCIPAL AMOUNT	VALUE
Multiperil - 26.5% (continued)
Tailwind Re 2017-1 Class A (T-Bill 3 Month + 7.360%), 01/08/2022 (b)(c)(d)(e) (Cost: $3,111,345; Original Acquisition Date: 10/14/2020)	$3,064,000	$3,107,662
Tailwind Re 2017-1 Class B (T-Bill 3 Month + 9.100%), 01/08/2022 (b)(c)(d)(e) (Cost: $5,091,638; Original Acquisition Date: 06/11/2019)	5,057,000	5,134,625
Tailwind Re 2017-1 Class C (T-Bill 3 Month + 11.060%), 01/08/2022 (b)(c)(d)(e) (Cost: $4,664,580; Original Acquisition Date: 08/02/2019)	4,673,000	4,761,086

		264,933,098

Windstorm - 13.1%
Alamo Re 2018-1 Class A (T-Bill 3 Month + 3.400%), 06/07/2024 (b)(c)(d)(e)(g) (Cost: $20,957,641; Original Acquisition Date: 05/23/2018)	20,994,000	21,079,026
Alamo Re 2019-1 Class A (T-Bill 3 Month + 4.450%), 06/08/2022 (b)(c)(d)(e)(g) (Cost: $2,708,000; Original Acquisition Date: 05/21/2019)	2,708,000	2,728,987
Alamo Re 2020-1 Class A (T-Bill 3 Month + 5.750%), 06/08/2023 (b)(c)(d)(e)(g) (Cost: $15,680,000; Original Acquisition Date: 05/29/2020)	15,680,000	16,202,144
Blue Halo Re 2020-1 Class A (T-Bill 3 Month + 13.250%), 06/28/2023 (b)(c)(d)(e) (Cost: $4,884,000; Original Acquisition Date: 06/16/2020)	4,884,000	5,091,570
Cape Lookout Re 2019-1 Class A (T-Bill 3 Month + 4.240%), 02/25/2022 (b)(c)(d)(e)(g) (Cost: $13,383,535; Original Acquisition Date: 10/16/2019)	13,391,000	13,553,701
Cape Lookout Re 2019-2 Class A (T-Bill 3 Month + 6.490%), 05/09/2022 (b)(c)(d)(e) (Cost: $2,690,000; Original Acquisition Date: 06/14/2019)	2,690,000	2,762,764
Citrus Re 2016-1 Class D-50 (T-Bill 3 Month + 0.100%), 02/25/2021 (b)(c)(d)(e)(h)(i) (Cost: $1,937,160; Original Acquisition Date: 02/19/2016)	1,937,160	589,575
Everglades II 2020-2 A (T-Bill 3 Month + 6.250%), 05/04/2023 (b)(c)(d)(e) (Cost: $2,101,000; Original Acquisition Date: 05/21/2020)	2,101,000	2,148,903

	PRINCIPAL AMOUNT	VALUE
Windstorm - 13.1% (continued)
Everglades Re II 2018-1 A (T-Bill 3 Month + 4.730%), 05/04/2021 (b)(c)(d)(e)(g) (Cost: $6,970,000; Original Acquisition Date: 05/09/2018)	$6,970,000	$7,040,048
First Coast Re 2019-1 Class A (T-Bill 3 Month + 5.660%), 06/07/2023 (b)(c)(d)(e) (Cost: $494,000; Original Acquisition Date: 05/16/2019)	494,000	497,334
Frontline 2018-1 Class A (T-Bill 3 Month + 7.560%), 07/06/2022 (b)(c)(d)(e)(f) (Cost: $4,000,000; Original Acquisition Date: 06/12/2018)	4,000,000	1,859,600
Integrity Re 2020-1 Class A (3 Month Libor USD + 7.250%), 04/12/2023 (b)(c)(d)(e) (Cost: $3,689,000; Original Acquisition Date: 03/18/2020)	3,689,000	3,806,126
Manatee Re II 2018-1 Class A (T-Bill 3 Month + 4.530%), 06/07/2021 (b)(c)(d)(e) (Cost: $5,453,195; Original Acquisition Date: 03/22/2018)	5,470,000	5,483,675
Manatee Re II 2018-1 Class B (T-Bill 3 Month + 8.280%), 06/07/2021 (b)(c)(d)(e) (Cost: $2,434,307; Original Acquisition Date: 03/22/2018)	2,451,000	2,432,005
Manatee Re III 2019-1 Class B (T-Bill 3 Month + 9.620%), 06/07/2022 (b)(c)(d)(e) (Cost: $493,000; Original Acquisition Date: 05/23/2019)	493,000	500,444
Matterhorn Re 2019-1 Class A 6.182%, 12/07/2020 (b)(d)(e)(f)(j) (Cost: $5,860,837; Original Acquisition Date: 06/14/2019)	5,892,000	5,879,038
Matterhorn Re Ltd 2020-1 Class A (T-Bill 3 Month + 5.250%), 12/07/2021 (b)(c)(d)(e) (Cost: $7,500,000; Original Acquisition Date: 12/20/2019)	7,500,000	7,533,750
Matterhorn Re Ltd 2020-1 Class B (T-Bill 3 Month + 7.500%), 12/07/2021 (b)(c)(d)(e)(g) (Cost: $16,804,987; Original Acquisition Date: 12/20/2019)	16,892,000	17,099,772
Matterhorn Re Ltd 2020-2 Class B (T-Bill 3 Month + 6.250%), 12/07/2021 (b)(c)(d)(e) (Cost: $5,645,422; Original Acquisition Date: 01/29/2020)	5,653,000	5,717,444
Matterhorn Re Ltd 2020-4 Class A (T-Bill 3 Month + 10.000%), 12/07/2021 (b)(c)(d)(e) (Cost: $1,435,000; Original Acquisition Date: 06/25/2020)	1,435,000	1,477,189

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2020

Schedule of Investments	as of October 31, 2020

STONE RIDGE HIGH YIELD REINSURANCE RISK PREMIUM FUND

	PRINCIPAL AMOUNT	VALUE
Windstorm - 13.1% (continued)
Matterhorn Re Ltd 2020-4 Class B 10.755%, 12/07/2021 (b)(d)(e)(j) (Cost: $4,763,218; Original Acquisition Date: 08/03/2020)	$5,322,000	$4,889,321
Pelican Re 2018-1 Class A (3 Month Libor USD + 2.000%), 05/07/2021 (b)(c)(d)(e)(g) (Cost: $2,041,538; Original Acquisition Date: 04/23/2018)	2,046,000	2,045,591

		130,418,007

		614,127,838

TOTAL EVENT LINKED BONDS (Cost $888,488,767)		874,125,091

PARTICIPATION NOTES - 8.1%
Global - 8.1%
Multiperil - 8.1%
Eden Re II 2019-1 Class A 03/22/2023 (b)(d)(e)(h)(i)(k) (Cost: $249,500; Original Acquisition Date: 12/14/2018)	249,500	1,972,870
Eden Re II 2020-1 Class A 03/22/2024 (b)(d)(e)(h)(i)(k) (Cost: $12,750,000; Original Acquisition Date: 12/16/2019)	12,750,000	13,652,674
Eden Re II 2020-1 Class B 03/22/2024 (b)(d)(e)(h)(i)(k) (Cost: $24,700,000; Original Acquisition Date: 12/26/2019)	24,700,000	26,448,972
Limestone Re 2018-1 A 03/01/2022 (b)(d)(e)(h)(i)(k) (Cost: $1,049; Original Acquisition Date: 06/20/2018)	1,049	154,243
Limestone Re 2019-1 A 09/09/2022 (b)(d)(e)(h)(i) (Cost: $23,568; Original Acquisition Date: 12/24/2018)	24,777	490,557
Limestone Re 2019-2 A 03/01/2023 (b)(d)(e)(h)(i)(k) (Cost: $410,000; Original Acquisition Date: 06/25/2019)	410,000	696,364
Limestone Re 2019-2 B 03/01/2023 (b)(d)(e)(h)(i)(k) (Cost: $1,018,000; Original Acquisition Date: 06/25/2019)	1,018,000	1,729,531
Limestone Re 2020-1 B 03/01/2024 (b)(d)(e)(h)(k) (Cost: $4,950,000; Original Acquisition Date: 12/27/2019)	4,950,000	5,107,162
Limestone Re 2020-2 B 10/01/2024 (b)(d)(e)(h)(k) (Cost: $9,900,000; Original Acquisition Date: 06/26/2020)	9,900,000	10,294,020
Sector Re V Series 10 Class B 03/01/2025 (b)(e)(h)(k) (Cost: $7,333,868; Original Acquisition Date: 04/24/2020)	7,333,868	8,371,226

	PRINCIPAL AMOUNT	VALUE
Multiperil - 8.1% (continued)
Sector Re V Series 10 Class G 03/01/2025 (b)(e)(h)(k) (Cost: $8,829,996; Original Acquisition Date: 04/24/2020)	$8,829,996	$9,576,111
Sector Re V Series 9 Class A 03/01/2023 (b)(e)(h)(k) (Cost: $3,605,992; Original Acquisition Date: 04/24/2019)	3,605,992	1,519,309
Sector Re V Series 9 Class B 03/01/2023 (b)(e)(h)(k) (Cost: $1,283,254; Original Acquisition Date: 04/24/2019)	1,283,254	540,672
Sector Re V Series 9 Class G 03/01/2023 (b)(e)(h) (Cost: $18,782; Original Acquisition Date: 04/24/2019)	18,782	496,132

TOTAL PARTICIPATION NOTES (Cost $75,074,009)		81,049,843

	SHARES	VALUE
PREFERENCE SHARES - 6.1%
Global - 6.1%
Multiperil - 6.1%
Arenal (Artex Segregated Account Company) (b)(e)(h)(i)(k) (Cost: $8,759,782; Original Acquisition Date: 05/07/2015)	18,011	4,218,295
Biscayne (Artex Segregated Account Company) (b)(e)(h)(i) (Cost: $0; Original Acquisition Date: 12/26/2014)	28,192	1,806,954
Hatteras (Artex Segregated Account Company) (b)(e)(h)(i)(k) (Cost: $15,502,685; Original Acquisition Date: 12/30/2014)	18,297	15,291,431
Hudson Charles 2 (Mt. Logan Re) (b)(e)(h)(i)(k) (Cost: $11,534,500; Original Acquisition Date: 04/02/2014)	11,535	9,450,404
Hudson Charles 3 (Mt. Logan Re) (b)(e)(h)(i)(k) (Cost: $15,350,000; Original Acquisition Date: 06/19/2014)	15,350	12,282,645
Madison (Artex Segregated Account Company) (b)(e)(h)(i)(k) (Cost: $2,722,962; Original Acquisition Date: 02/03/2020)	5,011	2,797,826
Rondout (Artex Segregated Account Company) (b)(e)(h)(i)(k) (Cost: $14,040,096; Original Acquisition Date: 05/29/2015)	13,910	12,589,122
Yoho (Artex Segregated Account Company) (b)(e)(h)(i) (Cost: $4,337,300; Original Acquisition Date: 05/17/2016)	14,890	2,217,295

TOTAL PREFERENCE SHARES (Cost $72,247,325)		60,653,972

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2020

Schedule of Investments	as of October 31, 2020

STONE RIDGE HIGH YIELD REINSURANCE RISK PREMIUM FUND

	SHARES	VALUE
SHORT-TERM INVESTMENTS - 0.2%
Money Market Fund - 0.2%
Fidelity Institutional Money Market Funds - Government Portfolio - Institutional Class - 0.01% (l)	1,241,901	$1,241,901
Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Institutional Class - 0.02% (l)	1,241,900	1,241,900

TOTAL SHORT-TERM INVESTMENTS (Cost $2,483,801)		2,483,801

TOTAL INVESTMENTS (Cost $1,038,293,902) - 101.9%		1,018,312,707

LIABILITIES IN EXCESS OF OTHER ASSETS - (1.9)%		(19,294,191)

TOTAL NET ASSETS - 100.0%		$999,018,516

Principal amounts stated in U.S. dollars unless otherwise stated.

Country shown is geographic area of peril risk.

Percentages are stated as a percent of net assets.

(a)	Rounds to zero.
(b)

Foreign issued security. Total foreign securities by country of domicile are $1,012,866,886. Foreign concentration is as follows: Bermuda: 86.3%, Cayman Islands:7.2%, Supranational: 3.3%, Singapore: 2.1%, Great Britain: 1.6%, and Ireland: 0.9%

(c)

Variable rate security. Reference rates as of October 31, 2020 are as follows: 3 Month Euribor -0.52%, 3 Month Libor 0.22%, 6 Month Libor 0.24%, and T-Bill 3 Month 0.09%. Actual reference rates may vary based on the reset date of the security.

(d)

Although security is restricted as to resale, the Fund’s Adviser has determined this security to be liquid based upon procedures approved by the Board of Trustees. The aggregate value of these securities at October 31, 2020 was $934,671,484, which represented 93.6% of net assets.

(e)	Security is restricted as to resale.
(f)	All or a portion of the security is pledged as collateral for the Fund’s financing facility.
(g)	All or a portion of the security is pledged as collateral for the Fund’s reverse repurchase agreements.
(h)	Value determined using significant unobservable inputs.
(i)	Security is fair valued by the Adviser pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities is $107,538,140, which represents 10.8% of net assets.
(j)	Zero-coupon bond. The rate shown is the yield to maturity based upon original cost which may differ from current cost due to returns of capital received.
(k)	Non-income producing security.
(l)	Rate shown is the 7-day effective yield.

Reverse Repurchase Agreements

DESCRIPTION	PRINCIPAL VALUE	AMORTIZED COST
REVERSE REPURCHASE AGREEMENTS SOLD
Repurchase Agreement with JP Morgan Chase Securities, Inc., dated 10/16/2020, 1.45%, collateralized by $13,483,256 Event Linked Bonds, due 11/16/2020	$5,000,000	$5,000,000
Repurchase Agreement with JP Morgan Chase Securities, Inc., dated 10/23/2020, 1.45%, collateralized by $29,688,104 Event Linked Bonds, due 11/16/2020	10,000,000	10,000,000

TOTAL REVERSE REPURCHASE AGREEMENTS SOLD (Total Borrowing $15,000,000)	$15,000,000	$15,000,000

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.

Stone Ridge Funds	Annual Report	October 31, 2020

Schedule of Investments	as of October 31, 2020

STONE RIDGE U.S. HEDGED EQUITY FUND

	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	FAIR VALUE
PURCHASED OPTIONS (a) - 0.0%
PUT OPTIONS (a) - 0.0%
CBOE S&P 500 Index, Expires 11/06/2020, Strike Price $1,800.00	25	$8,174,900	$250
CBOE S&P 500 Index, Expires 11/06/2020, Strike Price $1,950.00	150	49,049,400	2,250

TOTAL PURCHASED OPTIONS (Cost $2,629)			2,500

		SHARES	FAIR VALUE
SHORT-TERM INVESTMENTS - 101.9%
Money Market Funds - 0.4%
Fidelity Investments Money Market Funds - Government Portfolio - 0.01% (b)		44,524	44,524
First American Government Obligations Fund - Class Z - 0.05% (b)		44,523	44,523
First American Treasury Obligations Fund - Class Z - 0.05% (b)		44,523	44,523
Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Institutional Class - 0.02% (b)		44,523	44,523
Short-Term Investments Trust - Treasury Portfolio - Institutional Class - 0.01% (b)		44,523	44,523

			222,616

		PRINCIPAL AMOUNT	FAIR VALUE
U.S. Treasury Bills - 101.5%
1.518%, 11/05/2020 (c)(d)		$18,000,000	17,999,906
0.976%, 12/31/2020 (c)(d)		7,525,000	7,523,983
0.114%, 02/04/2021 (c)(d)		2,845,000	2,844,350
0.112%, 02/18/2021 (c)(d)		1,200,000	1,199,687
0.129%, 02/25/2021 (c)(d)		8,125,000	8,122,632
0.101%, 3/18/2021 (c)(d)		2,975,000	2,974,045
0.154%, 03/25/2021 (c)(d)		5,900,000	5,898,008
0.154%, 04/22/2021 (c)(d)		8,150,000	8,146,445
0.117%, 06/17/2021 (c)(d)		2,300,300	2,298,958
0.102%, 08/12/2021 (c)(d)		725,000	724,458

			57,732,472

TOTAL SHORT-TERM INVESTMENTS (Cost $57,934,199)			57,955,088

TOTAL INVESTMENTS (Cost $57,936,828) - 101.9%			57,957,588

LIABILITIES IN EXCESS OF OTHER ASSETS - (1.9)%			(1,106,467)

TOTAL NET ASSETS - 100.0%			$56,851,121

Percentages are stated as a percent of net assets.

(a)	Rounds to zero.
(b)	Rate shown is the 7-day effective yield.
(c)	Rate shown is the effective yield based on purchase price. The calculation assumes the security is held to maturity.
(d)	All or a portion of this security is held as collateral for written put options.

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2020

Schedule of Investments	as of October 31, 2020

STONE RIDGE U.S. HEDGED EQUITY FUND

Written Options

DESCRIPTION	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	FAIR VALUE
PUT OPTIONS
CBOE S&P 500 Index, Expires 11/02/2020, Strike Price $3,240.00	10	$3,269,960	$18,600
CBOE S&P 500 Index, Expires 11/02/2020, Strike Price $3,280.00	15	4,904,940	47,250
CBOE S&P 500 Index, Expires 11/02/2020, Strike Price $3,285.00	12	3,923,952	39,132
CBOE S&P 500 Index, Expires 11/02/2020, Strike Price $3,300.00	20	6,539,920	81,500
CBOE S&P 500 Index, Expires 11/04/2020, Strike Price $3,280.00	20	6,539,920	128,600
CBOE S&P 500 Index, Expires 11/04/2020, Strike Price $3,295.00	25	8,174,900	177,375
CBOE S&P 500 Index, Expires 11/04/2020, Strike Price $3,305.00	5	1,634,980	37,750
CBOE S&P 500 Index, Expires 11/04/2020, Strike Price $3,325.00	5	1,634,980	42,825
CBOE S&P 500 Index, Expires 11/04/2020, Strike Price $3,335.00	5	1,634,980	45,575
CBOE S&P 500 Index, Expires 11/06/2020, Strike Price $3,245.00	25	8,174,900	153,875
CBOE S&P 500 Index, Expires 11/06/2020, Strike Price $3,255.00	23	7,520,908	150,972
CBOE S&P 500 Index, Expires 11/06/2020, Strike Price $3,275.00	5	1,634,980	37,465
CBOE S&P 500 Index, Expires 11/06/2020, Strike Price $3,290.00	5	1,634,980	39,570

TOTAL PUT OPTIONS (Premiums Received $1,181,409)			1,000,489

TOTAL WRITTEN OPTIONS (Premiums Received $1,181,409)			$1,000,489

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.

Stone Ridge Funds	Annual Report	October 31, 2020

Consolidated Schedule of Investments	as of October 31, 2020

STONE RIDGE DIVERSIFIED ALTERNATIVES FUND

		SHARES	FAIR VALUE
INVESTMENT COMPANIES - 64.6%
Open-End Mutual Funds - 64.6%
Stone Ridge High Yield Reinsurance Risk Premium Fund - Class I (a)		1,410,317	$13,087,740

TOTAL INVESTMENT COMPANIES (Cost $12,595,802)			13,087,740

	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	FAIR VALUE
PURCHASED OPTIONS - 0.1%
Put Options (b) - 0.0%
S&P 500 Emini Index, Expires: 11/13/20, Strike Price: $2,610.00	20	$3,264,700	5,800
S&P 500 Emini Index, Expires: 11/20/20, Strike Price: $2,250.00	20	3,264,700	3,126

			8,926

	COUNTERPARTY
OTC Put Options - 0.1%
Japanese Yen, Expires: 11/06/20, Strike Price AUD 70.25	Morgan Stanley Capital Services LLC	5,000,000	1,947
Japanese Yen, Expires: 11/26/20, Strike Price: AUD 69.70	BNP Paribas	5,000,000	8,902

			10,849

TOTAL PURCHASED OPTIONS (Cost $16,370)			19,775

		SHARES	FAIR VALUE
SHORT-TERM INVESTMENTS - 58.9%
Money Market Funds - 31.8%
First American Government Obligations Fund - Class X 0.05% (c)		3,221,792	3,221,792
Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Institutional Class 0.02% (c)		3,221,791	3,221,791

			6,443,583

		PRINCIPAL AMOUNT	FAIR VALUE
U.S. Treasury Bills - 27.1%
0.154%, 04/22/2021 (d)(e)		$5,500,000	5,497,601

TOTAL SHORT-TERM INVESTMENTS (Cost $11,939,576)			11,941,184

TOTAL INVESTMENTS (Cost $24,551,748) - 123.6%			25,048,699

LIABILITIES IN EXCESS OF OTHER ASSETS - (23.6)%			(4,782,661)

TOTAL NET ASSETS - 100.0%			$20,266,038

Percentages are stated as a percent of net assets.

(a)	Affiliated company. See Note 9.
(b)	Rounds to zero.
(c)	Rate shown is the 7-day effective yield.
(d)	All or a portion of this security is held as collateral for derivative contracts.
(e)	Rate shown is the effective yield based on purchase price. The calculation assumes the security is held to maturity.

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2020

Consolidated Schedule of Investments	as of October 31, 2020

STONE RIDGE DIVERSIFIED ALTERNATIVES FUND

Written Options

DESCRIPTION	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	FAIR VALUE
CALL OPTIONS
Cocoa Future, December 2020 Settlement, Expires 11/06/2020, Strike Price $2,600.00	8	183,440	$80
Cocoa Future, December 2020 Settlement, Expires 11/06/2020, Strike Price $2,650.00	10	229,300	100
Cocoa Future, December 2020 Settlement, Expires 11/06/2020, Strike Price $2,700.00	20	458,600	200
Coffee ‘C’ Future, December 2020 Settlement, Expires 11/12/2020, Strike Price $120.00	16	626,400	840
Corn Future, December 2020 Settlement, Expires 11/20/2020, Strike Price $445.00	18	358,650	1,012
Corn Future, December 2020 Settlement, Expires 11/20/2020, Strike Price $450.00	17	338,725	744
Corn Future, December 2020 Settlement, Expires 11/20/2020, Strike Price $455.00	18	358,650	562
Corn Future, December 2020 Settlement, Expires 11/20/2020, Strike Price $460.00	8	159,400	200
Corn Future, December 2020 Settlement, Expires 11/20/2020, Strike Price $465.00	3	59,775	56
Cotton Future, December 2020 Settlement, Expires 11/13/2020, Strike Price $65.00	33	1,137,180	66,825
Cotton Future, December 2020 Settlement, Expires 11/13/2020, Strike Price $66.00	35	1,206,100	55,125
Crude Oil Future, January 2021 Settlement, Expires 11/25/2020, Strike Price $43.25	2	75,880	820
Crude Oil Future, January 2021 Settlement, Expires 11/25/2020, Strike Price $44.00	4	151,760	1,160
Crude Oil Future, January 2021 Settlement, Expires 11/25/2020, Strike Price $44.25	2	75,880	520
Crude Oil Future, January 2021 Settlement, Expires 11/25/2020, Strike Price $44.50	1	37,940	230
Crude Oil Future, January 2021 Settlement, Expires 11/25/2020, Strike Price $45.25	1	37,940	170
Gold Future, December 2020 Settlement, Expires 11/24/2020, Strike Price $2,045.00	5	939,950	2,700
Gold Future, December 2020 Settlement, Expires 11/24/2020, Strike Price $2,050.00	2	375,980	1,020
Gold Future, December 2020 Settlement, Expires 11/24/2020, Strike Price $2,070.00	1	187,990	410
Gold Future, December 2020 Settlement, Expires 11/24/2020, Strike Price $2,075.00	1	187,990	390
Gold Future, December 2020 Settlement, Expires 11/24/2020, Strike Price $2,080.00	1	187,990	370
HG Copper Future, December 2020 Settlement, Expires 11/24/2020, Strike Price $324.00	1	76,188	485
HG Copper Future, December 2020 Settlement, Expires 11/24/2020, Strike Price $327.00	1	76,188	350
HG Copper Future, December 2020 Settlement, Expires 11/24/2020, Strike Price $330.00	1	76,188	262
HG Copper Future, December 2020 Settlement, Expires 11/24/2020, Strike Price $331.00	1	76,188	237
Japanese Yen Future, November 2020 Settlement, Expires 11/06/2020, Strike Price $96.50	6	716,850	1,875
Lean Hogs Future, December 2020 Settlement, Expires 12/14/2020, Strike Price $75.00	5	131,160	1,050
Live Cattle Future, November 2020 Settlement, Expires 11/06/2020, Strike Price $116.00	9	389,880	90
Natural Gas Future, December 2020 Settlement, Expires 11/24/2020, Strike Price $3.25	3	100,500	8,445
Natural Gas Future, December 2020 Settlement, Expires 11/24/2020, Strike Price $3.30	2	67,000	5,146
Natural Gas Future, December 2020 Settlement, Expires 11/24/2020, Strike Price $3.35	2	67,000	4,700
Natural Gas Future, December 2020 Settlement, Expires 11/24/2020, Strike Price $3.40	2	67,000	4,288
Natural Gas Future, December 2020 Settlement, Expires 11/24/2020, Strike Price $3.45	3	100,500	5,871
Silver Future, December 2020 Settlement, Expires 11/24/2020, Strike Price $8.00	3	354,750	2,505
Soybean Future, December 2020 Settlement, Expires 11/20/2020, Strike Price $1,180.00	1	52,813	75
Soybean Future, December 2020 Settlement, Expires 11/20/2020, Strike Price $1,190.00	4	211,250	250
Soybean Future, December 2020 Settlement, Expires 11/20/2020, Strike Price $1,200.00	5	264,063	250
Soybean Future, December 2020 Settlement, Expires 11/20/2020, Strike Price $1,210.00	6	316,875	263
Soybean Future, December 2020 Settlement, Expires 11/20/2020, Strike Price $1,220.00	6	316,875	225
Soybean Future, December 2020 Settlement, Expires 11/20/2020, Strike Price $1,230.00	3	158,438	94
Soybean Future, December 2020 Settlement, Expires 11/20/2020, Strike Price $1,240.00	4	211,250	100
Soybean Future, December 2020 Settlement, Expires 11/20/2020, Strike Price $1,250.00	1	52,813	25
Soybean Future, December 2020 Settlement, Expires 11/20/2020, Strike Price $1,260.00	4	211,250	75
Soybean Oil Future, December 2020 Settlement, Expires 11/20/2020, Strike Price $32.00	5	100,830	5,745
Soybean Oil Future, December 2020 Settlement, Expires 11/20/2020, Strike Price $32.50	5	100,830	4,680
Soybean Oil Future, December 2020 Settlement, Expires 11/20/2020, Strike Price $33.00	10	201,660	7,440
Soybean Oil Future, December 2020 Settlement, Expires 11/20/2020, Strike Price $33.50	15	302,490	8,595
Soybean Oil Future, December 2020 Settlement, Expires 11/20/2020, Strike Price $34.00	12	241,992	5,256
Soybean Oil Future, December 2020 Settlement, Expires 11/20/2020, Strike Price $34.50	12	241,992	3,960
Soybean Oil Future, December 2020 Settlement, Expires 11/20/2020, Strike Price $35.00	10	201,660	2,400
Sugar Future, December 2020 Settlement, Expires 11/16/2020, Strike Price $14.50	1	16,083	426
Sugar Future, December 2020 Settlement, Expires 11/16/2020, Strike Price $14.75	12	192,998	3,898
Sugar Future, December 2020 Settlement, Expires 11/16/2020, Strike Price $15.00	4	64,333	941
Sugar Future, December 2020 Settlement, Expires 11/16/2020, Strike Price $15.25	1	16,083	168
Sugar Future, December 2020 Settlement, Expires 11/16/2020, Strike Price $15.50	5	80,416	616

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2020

Consolidated Schedule of Investments	as of October 31, 2020

STONE RIDGE DIVERSIFIED ALTERNATIVES FUND

DESCRIPTION	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	FAIR VALUE
Sugar Future, December 2020 Settlement, Expires 11/16/2020, Strike Price $15.75	1	16,083	$90
Sugar Future, December 2020 Settlement, Expires 11/16/2020, Strike Price $16.00	1	16,083	67
Wheat Future, December 2020 Settlement, Expires 11/20/2020, Strike Price $680.00	3	89,775	225
Wheat Future, December 2020 Settlement, Expires 11/20/2020, Strike Price $685.00	5	149,625	312
Wheat Future, December 2020 Settlement, Expires 11/20/2020, Strike Price $690.00	5	149,625	281
Wheat Future, December 2020 Settlement, Expires 11/20/2020, Strike Price $695.00	9	269,325	394
Wheat Future, December 2020 Settlement, Expires 11/20/2020, Strike Price $700.00	6	179,550	225
Wheat Future, December 2020 Settlement, Expires 11/20/2020, Strike Price $705.00	3	89,775	94
Wheat Future, December 2020 Settlement, Expires 11/20/2020, Strike Price $710.00	3	89,775	94
Wheat Future, December 2020 Settlement, Expires 11/20/2020, Strike Price $715.00	1	29,925	25

TOTAL CALL OPTIONS (Premiums Received $192,222)			216,127

PUT OPTIONS
Australian Dollar Future, November 2020 Settlement, Expires 11/06/2020, Strike Price $70.50	22	1,546,600	15,620
British Pound Future, November 2020 Settlement, Expires 11/06/2020, Strike Price $127.00	23	1,863,144	2,587
Canadian Dollar Future, November 2020 Settlement, Expires 11/06/2020, Strike Price $75.00	23	1,727,300	9,660
Corn Future, December 2020 Settlement, Expires 11/20/2020, Strike Price $405.00	9	179,325	6,694
Corn Future, December 2020 Settlement, Expires 11/20/2020, Strike Price $410.00	2	39,850	1,812
Corn Future, December 2020 Settlement, Expires 11/20/2020, Strike Price $415.00	18	358,650	19,575
Corn Future, December 2020 Settlement, Expires 11/20/2020, Strike Price $420.00	34	677,450	43,563
Corn Future, January 2021 Settlement, Expires 12/24/2020, Strike Price $405.00	8	161,300	6,800
Corn Future, January 2021 Settlement, Expires 12/24/2020, Strike Price $410.00	5	100,813	4,969
Cotton Future, December 2020 Settlement, Expires 11/13/2020, Strike Price $63.00	35	1,206,100	875
Cotton Future, December 2020 Settlement, Expires 11/13/2020, Strike Price $64.00	35	1,206,100	1,225
Crude Oil Future, January 2021 Settlement, Expires 11/25/2020, Strike Price $34.00	2	75,880	2,420
Crude Oil Future, January 2021 Settlement, Expires 11/25/2020, Strike Price $35.00	1	37,940	1,460
Crude Oil Future, January 2021 Settlement, Expires 11/25/2020, Strike Price $35.75	1	37,940	1,680
Crude Oil Future, January 2021 Settlement, Expires 11/25/2020, Strike Price $36.50	1	37,940	1,920
Crude Oil Future, January 2021 Settlement, Expires 11/25/2020, Strike Price $36.75	1	37,940	2,010
Crude Oil Future, January 2021 Settlement, Expires 11/25/2020, Strike Price $37.00	2	75,880	4,200
Crude Oil Future, January 2021 Settlement, Expires 11/25/2020, Strike Price $37.50	2	75,880	4,560
Euro FX Future, November 2020 Settlement, Expires 11/06/2020, Strike Price $1.165	1	146,250	838
Gold Future, December 2020 Settlement, Expires 11/24/2020, Strike Price $1,725.00	1	187,990	350
Gold Future, December 2020 Settlement, Expires 11/24/2020, Strike Price $1,770.00	1	187,990	750
HG Copper Future, December 2020 Settlement, Expires 11/24/2020, Strike Price $281.00	1	76,188	300
Lean Hogs Future, December 2020 Settlement, Expires 12/14/2020, Strike Price $62.00	5	131,160	3,650
Live Cattle Future, November 2020 Settlement, Expires 11/06/2020, Strike Price $107.00	9	389,880	3,420
Natural Gas Future, December 2020 Settlement, Expires 11/24/2020, Strike Price $2.85	3	100,500	1,338
Natural Gas Future, December 2020 Settlement, Expires 11/24/2020, Strike Price $2.90	3	100,500	1,641
Natural Gas Future, December 2020 Settlement, Expires 11/24/2020, Strike Price $2.95	3	100,500	1,989
Natural Gas Future, December 2020 Settlement, Expires 11/24/2020, Strike Price $3.00	6	201,000	4,782
Natural Gas Future, December 2020 Settlement, Expires 11/24/2020, Strike Price $3.05	11	368,500	10,461
S&P 500 Emini Index, Expires 11/06/2020, Strike Price $2,985.00	5	816,175	2,931
S&P 500 Emini Index, Expires 11/06/2020, Strike Price $2,990.00	5	816,175	2,806
S&P 500 Emini Index, Expires 11/06/2020, Strike Price $2,995.00	5	816,175	2,931
Silver Future, December 2020 Settlement, Expires 11/24/2020, Strike Price $21.50	3	354,750	4,830
Soybean Future, December 2020 Settlement, Expires 11/20/2020, Strike Price $1,000.00	1	52,813	175
Soybean Future, December 2020 Settlement, Expires 11/20/2020, Strike Price $1,010.00	4	211,250	1,000
Soybean Future, December 2020 Settlement, Expires 11/20/2020, Strike Price $1,020.00	7	369,688	2,494
Soybean Future, December 2020 Settlement, Expires 11/20/2020, Strike Price $1,030.00	9	475,313	4,444
Soybean Meal Future, December 2020 Settlement, Expires 11/20/2020, Strike Price $280.00	5	189,300	25
Soybean Meal Future, December 2020 Settlement, Expires 11/20/2020, Strike Price $285.00	5	189,300	25
Soybean Meal Future, December 2020 Settlement, Expires 11/20/2020, Strike Price $290.00	10	378,600	50
Soybean Meal Future, December 2020 Settlement, Expires 11/20/2020, Strike Price $295.00	6	227,160	30
Soybean Meal Future, December 2020 Settlement, Expires 11/20/2020, Strike Price $300.00	15	567,900	75
Sugar Future, December 2020 Settlement, Expires 11/16/2020, Strike Price $13.50	5	80,416	784
Sugar Future, December 2020 Settlement, Expires 11/16/2020, Strike Price $13.75	10	160,832	2,352
Sugar Future, December 2020 Settlement, Expires 11/16/2020, Strike Price $14.00	9	144,749	2,923

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2020

Consolidated Schedule of Investments	as of October 31, 2020

STONE RIDGE DIVERSIFIED ALTERNATIVES FUND

DESCRIPTION	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	FAIR VALUE
Sugar Future, December 2020 Settlement, Expires 11/16/2020, Strike Price $14.25	8	128,666	$3,494
Sugar Future, December 2020 Settlement, Expires 11/16/2020, Strike Price $14.50	1	16,083	582
U.S. Treasury 10-Year Note Future, December 2020 Settlement, Expires 11/20/2020, Strike Price $137.00	1	138,220	266
U.S. Treasury Long Bond Future, December 2020 Settlement, Expires 11/20/2020, Strike Price $167.00	1	172,470	453
Wheat Future, December 2020 Settlement, Expires 11/20/2020, Strike Price $605.00	1	29,925	1,037
Wheat Future, December 2020 Settlement, Expires 11/20/2020, Strike Price $610.00	4	119,700	4,775
Wheat Future, December 2020 Settlement, Expires 11/20/2020, Strike Price $615.00	6	179,550	8,138
Wheat Future, December 2020 Settlement, Expires 11/20/2020, Strike Price $620.00	9	269,325	13,781
Wheat Future, December 2020 Settlement, Expires 11/20/2020, Strike Price $625.00	3	89,775	5,156
Wheat Future, December 2020 Settlement, Expires 11/20/2020, Strike Price $630.00	5	149,625	9,562
Wheat Future, December 2020 Settlement, Expires 11/20/2020, Strike Price $635.00	2	59,850	4,238
Wheat Future, January 2021 Settlement, Expires 12/24/2020, Strike Price $600.00	1	30,000	1,244

TOTAL PUT OPTIONS (Premiums Received $254,083)			241,750

TOTAL WRITTEN OPTIONS (Premiums Received $446,305)			$457,877

Open Futures Contracts

DESCRIPTION	NUMBER OF CONTRACTS	NOTIONAL VALUE	VALUE/ UNREALIZED APPRECIATION (DEPRECIATION)
FUTURES CONTRACTS SOLD
Amsterdam Index, November 2020 Settlement	3	$372,104	$26,513
Australian Dollar, December 2020 Settlement	3	210,900	638
British Pound, December 2020 Settlement	7	567,044	(10,017)
Brent Crude, April 2021 Settlement	3	117,840	14,625
Canadian Dollar, December 2020 Settlement	10	750,950	(2,937)
Coffee ‘C’, March 2021 Settlement	5	200,344	11,854
Corn, December 2020 Settlement	25	498,125	—
DAX Index, December 2020 Settlement	2	673,398	81,173
Euro Fx, December 2020 Settlement	2	291,375	4,858
FTSE/JSE Top 40 Index, December 2020 Settlement	2	58,505	3,471
Gold 100 Oz, April 2021 Settlement	4	756,960	19,591
IBEX 35 Index, November 2020 Settlement	1	74,983	5,020
KC HRW Wheat, March 2021 Settlement	14	383,425	(76,524)
KOSPI2 Index, December 2020 Settlement	13	864,414	33,238
Lean Hogs, December 2020 Settlement	1	26,230	727
Live Cattle, December 2020 Settlement	5	216,600	(7,019)
Low Su Gasoil, April 2021 Settlement	3	96,600	13,197
Natural Gas, April 2021 Settlement	4	120,680	(6,359)
Nikkei 225, December 2020 Settlement	2	437,079	3,140
NY Harbor ULSD, April 2021 Settlement	3	141,082	14,900
OMXS30 Index, November 2020 Settlement	41	792,272	49,359
SGX Nifty 50 Index, November 2020 Settlement	37	860,990	23,437
Silver, December 2020 Settlement	2	236,460	(1,353)
Soybean, January 2021 Settlement	3	158,438	(99)
Soybean Meal, December 2020 Settlement	3	113,580	(20,858)
Swiss Market Index, December 2020 Settlement	3	312,056	24,974
Wheat Future, December 2020 Settlement	13	389,025	1,312
Wheat Future, March 2021 Settlement	11	330,000	(48,474)
WTI Crude, April 2021 Settlement	3	112,200	14,104

TOTAL FUTURES CONTRACTS SOLD		$10,163,659	$172,491

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2020

Consolidated Schedule of Investments	as of October 31, 2020

STONE RIDGE DIVERSIFIED ALTERNATIVES FUND

DESCRIPTION	NUMBER OF CONTRACTS	NOTIONAL VALUE	VALUE/ UNREALIZED APPRECIATION (DEPRECIATION)
FUTURES CONTRACTS PURCHASED
Brent Crude, January 2021 Settlement	1	$37,940	$(3,612)
CAC 40 Index, November 2020 Settlement	7	374,201	(28,623)
Cocoa, December 2020 Settlement	11	252,230	(44,026)
Coffee ‘C’, December 2020 Settlement	2	78,300	(11,701)
Copper, March 2021 Settlement	2	152,625	(467)
Corn, March 2021 Settlement	14	282,275	1,379
Cotton No.2, December 2020 Settlement	55	1,895,300	2,541
FTSE 100 Index, December 2020 Settlement	1	72,075	(3,774)
FTSE China A50 Index, November 2020 Settlement	55	862,235	207
FTSE/MIB Index, December 2020 Settlement	3	312,725	(19,307)
Gasoline RBOB, April 2021 Settlement	9	441,617	(55,900)
Gold 100 Oz, December 2020 Settlement	1	187,990	(5,482)
Hang Seng Index, November 2020 Settlement	5	779,007	(19,480)
Japanese Yen, December 2020 Settlement	4	477,875	(615)
Lean Hogs, April 2021 Settlement	7	191,520	(16,400)
Live Cattle, April 2021 Settlement	10	454,600	(9,568)
MSCI Taiwan Index, November 2020 Settlement	1	49,230	(1,702)
S&P/TSX 60 Index, December 2020 Settlement	6	833,506	(34,256)
S&P500 Emini Index, December 2020 Settlement	2	326,470	(10,181)
Soybean, March 2021 Settlement	6	314,400	20,223
Soybean Meal, March 2021 Settlement	9	324,180	36,313
Soybean Oil, December 2020 Settlement	31	625,146	1,056
Soybean Oil, March 2021 Settlement	6	119,664	(1,060)
SPI 200 Index, December 2020 Settlement	4	414,007	(56)
Sugar #11, May 2021 Settlement	38	569,879	(15,733)
U.S. Treasury Long Bond, December 2020 Settlement	1	172,469	(2,532)

TOTAL FUTURES CONTRACTS PURCHASED		$10,601,466	$(222,756)

Open Forward Currency Contracts

COUNTERPARTY	FORWARD SETTLEMENT DATE	CURRENCY TO BE RECEIVED	AMOUNT OF CURRENCY TO BE RECEIVED IN LOCAL CURRENCY	CURRENCY TO BE DELIVERED	AMOUNT OF CURRENCY TO BE DELIVERED IN LOCAL CURRENCY	UNREALIZED APPRECIATION (DEPRECIATION)
Morgan Stanley Capital Services LLC	1/6/2021	British Pound	782,373	United States Dollar	1,011,306	$2,834
Morgan Stanley Capital Services LLC	1/5/2021	Canadian Dollar	1,344,339	United States Dollar	1,011,084	(1,655)
Morgan Stanley Capital Services LLC	1/6/2021	Euro	809,680	United States Dollar	953,239	(8,599)
Morgan Stanley Capital Services LLC	1/6/2021	Indian Rupee	58,791,367	United States Dollar	795,553	(11,983)
Morgan Stanley Capital Services LLC	1/6/2021	Indonesian Rupiah	11,357,708,789	United States Dollar	758,313	5,055
Morgan Stanley Capital Services LLC	1/6/2021	Mexican Peso	824,585	United States Dollar	37,240	1,297
Morgan Stanley Capital Services LLC	1/7/2021	New Zealand Dollar	93,796	United States Dollar	62,298	(278)
Morgan Stanley Capital Services LLC	1/11/2021	Russian Ruble	62,141,918	United States Dollar	795,553	(18,566)

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2020

Consolidated Schedule of Investments	as of October 31, 2020

STONE RIDGE DIVERSIFIED ALTERNATIVES FUND

COUNTERPARTY	FORWARD SETTLEMENT DATE	CURRENCY TO BE RECEIVED	AMOUNT OF CURRENCY TO BE RECEIVED IN LOCAL CURRENCY	CURRENCY TO BE DELIVERED	AMOUNT OF CURRENCY TO BE DELIVERED IN LOCAL CURRENCY	UNREALIZED APPRECIATION (DEPRECIATION)
Morgan Stanley Capital Services LLC	1/6/2021	South African Rand	628,725	United States Dollar	37,240	$1,079
Morgan Stanley Capital Services LLC	1/4/2021	Turkish Lira	6,279,525	United States Dollar	795,553	(71,268)
Morgan Stanley Capital Services LLC	1/6/2021	United States Dollar	952,505	Australian Dollar	1,325,013	20,806
Morgan Stanley Capital Services LLC	1/5/2021	United States Dollar	758,313	Chilean Peso	595,108,876	(11,270)
Morgan Stanley Capital Services LLC	1/5/2021	United States Dollar	1,083,212	Czech Koruna	24,794,246	21,822
Morgan Stanley Capital Services LLC	1/6/2021	United States Dollar	288,634	Hungarian Forint	88,729,007	7,139
Morgan Stanley Capital Services LLC	1/6/2021	United States Dollar	795,553	Israeli New Shekel	2,720,657	(2,431)
Morgan Stanley Capital Services LLC	1/6/2021	United States Dollar	62,067	Japanese Yen	6,548,397	(548)
Morgan Stanley Capital Services LLC	1/6/2021	United States Dollar	37,240	New Taiwan Dollar	1,062,509	(540)
Morgan Stanley Capital Services LLC	1/6/2021	United States Dollar	1,289,525	Norwegian Krone	11,997,650	33,013
Morgan Stanley Capital Services LLC	1/7/2021	United States Dollar	347,211	Polish Zloty	1,328,337	11,609
Morgan Stanley Capital Services LLC	1/6/2021	United States Dollar	795,553	South Korean Won	925,470,783	(20,000)
Morgan Stanley Capital Services LLC	1/6/2021	United States Dollar	1,073,151	Swiss Franc	982,175	(411)

						$(42,895)

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.

Stone Ridge Funds	Annual Report	October 31, 2020

Statement of Assets and Liabilities	as of October 31, 2020

STONE RIDGE HIGH YIELD REINSURANCE RISK PREMIUM FUND

ASSETS:
Investments, at fair value(1)	$1,018,312,707
Interest receivable	5,777,937
Foreign currencies at custodian, at fair value(2)	6,337
Receivable for fund shares sold	1,809,068
Other assets	14,852

Total assets	1,025,920,901

LIABILITIES:
Payable for investment securities purchased	3,571,360
Reverse repurchase agreements	15,000,000
Payable for fund shares redeemed	6,422,862
Payable to Adviser	1,204,872
Payable for Chief Compliance Officer compensation	5,000
Payable to Trustees	26,230
Payable to Custodian	18,809
Accrued distribution fees	14,210
Other accrued expenses	639,042

Total liabilities	26,902,385

Total net assets	$999,018,516

NET ASSETS CONSIST OF:
Capital stock	$1,103,212,959
Total distributable losses	(104,194,443)

Total net assets	$999,018,516

Class I
Net assets	$886,010,842
Shares outstanding	95,436,102
Class I Net asset value, offering and redemption price per share	$9.28

Class M
Net assets	$113,007,674
Shares outstanding	12,168,932
Class M Net asset value, offering and redemption price per share	$9.29

(1) Cost of Investments	$1,038,293,902
(2) Cost of foreign currencies	6,404

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2020

Statement of Assets and Liabilities	as of October 31, 2020

STONE RIDGE U.S. HEDGED EQUITY FUND

ASSETS:
Investments, at fair value(1)	$57,957,588
Due from Adviser	29,497
Receivable for fund shares sold	81,529
Receivable for investment securities sold	1,046,256
Other assets	24,213

Total assets	59,139,083

LIABILITIES:
Written options, at fair value(2)	1,000,489
Payable for investment securities purchased	454,450
Payable for fund shares redeemed	686,036
Payable to Custodian	2,894
Accrued distribution fees	347
Payable to Trustees	1,626
Payable for Chief Compliance Officer compensation	5,000
Other accrued expenses	137,120

Total liabilities	2,287,962

Total net assets	$56,851,121

NET ASSETS CONSIST OF:
Capital stock	$64,573,387
Total distributable losses	(7,722,266)

Total net assets	$56,851,121

Class I
Net assets	$54,204,999
Shares outstanding	5,118,790
Class I Net asset value, offering and redemption price per share	$10.59

Class M
Net assets	$2,646,122
Shares outstanding	252,442
Class M Net asset value, offering and redemption price per share	$10.48

(1) Cost of Investments	$57,936,828
(2) Premiums received	1,181,409

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2020

Consolidated Statement of Assets and Liabilities	as of October 31, 2020

STONE RIDGE DIVERSIFIED ALTERNATIVES FUND

ASSETS:
Investments, at fair value(1):
Unaffiliated issuers	$11,960,959
Affiliated issuers	13,087,740
Unrealized appreciation on forward currency contracts	104,654
Deferred offering expense.	121,445
Foreign currencies at broker, at value(2)	304,679
Receivable for investment securities sold	2,821,156
Receivable for fund shares sold	81,972
Other assets	26,572

Total assets	28,509,177

LIABILITIES:
Written options, at fair value(3)	457,877
Unrealized depreciation on forward currency contracts	147,549
Due to broker	319,773
Payable for fund shares redeemed	6,924,132
Payable to Adviser	147,553
Payable to Custodian	5,229
Accrued offering costs	143,446
Payable to Trustees	1,571
Payable for Chief Compliance Officer compensation	5,000
Other accrued expenses	91,009

Total liabilities	8,243,139

Total net assets	$20,266,038

NET ASSETS CONSIST OF:
Capital stock	$19,764,518
Total distributable earnings	501,520

Total net assets	$20,266,038

Class I
Net assets	$20,260,829
Shares outstanding	1,944,131
Class I Net asset value, offering and redemption price per share	$10.42

Class M
Net assets	$5,209
Shares outstanding	500
Class M Net asset value, offering and redemption price per share	$10.42

(1) Cost of Investments
Unaffiliated issuers	$11,955,946
Affiliated issuers (See Note 9)	12,595,802
(2) Cost of foreign currencies	301,968
(3) Premiums received	446,305

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.

Stone Ridge Funds	Annual Report	October 31, 2020

Statement of Operations	For the Year Ended October 31, 2020

STONE RIDGE HIGH YIELD REINSURANCE RISK PREMIUM FUND

INVESTMENT INCOME:
Dividend income	$4,418,938
Interest income	58,036,354

Total investment income	62,455,292

EXPENSES
Advisory fees (See Note 4)	14,209,352
Fund accounting and administration fees	859,171
Transfer agency fees and expenses	372,479
Interest expense	216,045
Audit and tax related fees	185,267
Distribution (12b-1) fees — Class M Only	164,512
Trustees fees and expenses	81,060
Legal fees	74,830
Custody fees	70,383
Chief Compliance Officer compensation	50,000
Federal and state registration fees	49,992
Other expenses	183,522

Total expenses before Adviser waiver	16,516,613
Expenses waived by Adviser (See Note 4)	(480,007)

Total net expenses	16,036,606

Net investment income	46,418,686

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(24,416,390)
Foreign currency	43,647
Forward currency contracts	(191)
Futures contracts	39,625
Net change in unrealized appreciation (depreciation) on:
Investments	32,220,443
Foreign currency	(808)
Futures contracts	54,348

Net realized and unrealized gain	7,940,674

Net increase in net assets resulting from operations	$54,359,360

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2020

Statement of Operations	For the Year Ended October 31, 2020

STONE RIDGE U.S. HEDGED EQUITY FUND

INVESTMENT INCOME:
Interest income	$1,554,220

Total investment income	1,554,220

EXPENSES
Advisory fees (See Note 4)	465,860
Fund accounting and administration fees	324,345
Audit and tax expenses	65,070
Registration expense	64,794
Transfer agency fees and expenses	54,921
Chief Compliance Officer compensation	50,000
Distribution (12b-1) fees — Class M Only	9,849
Trustees fees and expenses	5,816
Custody fees	5,622
Other expenses	15,149

Total expenses before Adviser waiver	1,061,426
Expenses waived by Adviser (See Note 4)	(607,721)

Total net expenses	453,705

Net investment income	1,100,515

NET REALIZED AND UNREALIZED LOSS:
Net realized loss on:
Investments:	(57,056)
Written options	(7,868,219)
Net change in unrealized depreciation on:
Investments	(343,957)
Written options	(127,374)

Net realized and unrealized loss	(8,396,606)

Net decrease in net assets resulting from operations	$(7,296,091)

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2020

Consolidated Statement of Operations	For the Period Ended October 31, 2020(1)

STONE RIDGE DIVERSIFIED ALTERNATIVES FUND

INVESTMENT INCOME:
Dividend income
Affiliated issuers	$351,691
Interest income	6,056

Total investment income	357,747

EXPENSES
Offering costs	121,444
Advisory fees (See Note 4)	72,051
Legal fees	71,101
Audit and tax expenses	70,314
Printing and mailing expense	35,768
Chief Compliance Officer compensation	30,001
Fund accounting and administration fees	28,927
Custody fees	10,369
Interest expense	3,761
Trustees fees and expenses	2,136
Distribution (12b-1) fees — Class M Only	4
Other expenses	14,381

Total expenses before Adviser waiver	460,257
Expenses waived by Adviser (See Note 4)	(325,656)

Total net expenses	134,601

Net investment income	223,146

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments:
Unaffiliated issuers	(87,717)
Affiliated issuers	126,120
Foreign currencies	7,778
Forward currency contracts	(199,125)
Futures contracts	(6,322,788)
Written options	6,919,543
Net change in unrealized appreciation (depreciation) on:
Investments
Unaffiliated issuers	5,013
Affiliated issuers	491,938
Foreign currencies	2,711
Forward currency contracts	(42,895)
Futures contracts	(50,265)
Written options	(11,572)

Net realized and unrealized gain	838,741

Net increase in net assets resulting from operations	$1,061,887

(1)	The Fund commenced operations on May 1, 2020.

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.

Stone Ridge Funds	Annual Report	October 31, 2020

Statement of Changes in Net Assets

	STONE RIDGE HIGH YIELD REINSURANCE RISK PREMIUM FUND

	YEAR ENDED OCTOBER 31, 2020	YEAR ENDED OCTOBER 31, 2019

OPERATIONS:
Net investment income	$46,418,686	$42,361,423
Net realized gain (loss) on:
Investments	(24,416,390)	(19,878,576)
Foreign currency	43,647	(1,621)
Forward currency contracts	(191)	—
Futures contracts	39,625	1,190,904
Net change in unrealized appreciation (depreciation) on:
Investments	32,220,443	2,487,282
Foreign currency	(808)	1,527
Futures contracts	54,348	(637,630)
Net increase in net assets resulting from operations	54,359,360	25,523,309

DISTRIBUTIONS TO SHAREHOLDERS:
Net dividends and distributions — Class I	(48,137,109)	(41,230,238)
Net dividends and distributions — Class M	(6,134,666)	(5,950,005)
Total distributions	(54,271,775)	(47,180,243)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold — Class I	360,332,174	280,106,847
Proceeds from shares sold — Class M	27,055,601	21,508,979
Proceeds from shares issued to holders in reinvestment of dividends — Class I	30,962,943	27,948,380
Proceeds from shares issued to holders in reinvestment of dividends — Class M	5,233,015	4,967,110
Cost of shares redeemed — Class I	(306,442,060)	(303,982,476)
Cost of shares redeemed — Class M	(35,644,391)	(23,641,040)
Net increase in net assets from capital share transactions	81,497,282	6,907,800
Total increase (decrease) in net assets	81,584,867	(14,749,134)

NET ASSETS:
Beginning of year	917,433,649	932,182,783

End of year	$999,018,516	$917,433,649

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2020

Statement of Changes in Net Assets

	STONE RIDGE U.S. HEDGED EQUITY FUND

	YEAR ENDED OCTOBER 31, 2020	YEAR ENDED OCTOBER 31, 2019

OPERATIONS:
Net investment income	$1,100,515	$1,043,541
Net realized gain (loss) on:
Investments	(57,056)	23,062
Written options	(7,868,219)	3,969,715
Net increase from payments by affiliates	—	1,766
Net change in unrealized appreciation (depreciation) on:
Investments	(343,957)	436,053
Written options	(127,374)	1,000,869
Net increase (decrease) in net assets resulting from operations	(7,296,091)	6,475,006

DISTRIBUTIONS TO SHAREHOLDERS:
Net dividends and distributions — Class I	(978,086)	(1,094,086)
Net dividends and distributions — Class M	(79,827)	(55,660)
Total distributions	(1,057,913)	(1,149,746)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold — Class I	28,194,024	149,716,210
Proceeds from shares sold — Class M	—	1,867,203
Proceeds from shares issued in connection with acquisition — Class I(1)	—	24,203,836
Proceeds from shares issued in connection with acquisition — Class M(1)	—	7,955,985
Proceeds from shares issued to holders in reinvestment of dividends — Class I	872,437	813,332
Proceeds from shares issued to holders in reinvestment of dividends — Class M	73,323	51,257
Cost of shares redeemed — Class I	(114,679,152)	(224,604,121)
Cost of shares redeemed — Class M	(9,717,671)	(19,125,408)
Net decrease in net assets from capital share transactions	(95,257,039)	(59,121,706)
Total decrease in net assets	(103,611,043)	(53,796,446)

NET ASSETS:
Beginning of year	160,462,164	214,258,610

End of year	$56,851,121	$160,462,164

(1)	On October 28, 2019, the U.S. Hedged Equity Fund acquired the U.S. Small Cap VRP Fund and International Developed Markets VRP Fund.

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2020

Consolidated Statement of Changes in Net Assets

STONE RIDGE DIVERSIFIED ALTERNATIVES FUND

PERIOD ENDED OCTOBER 31, 2020(1)

OPERATIONS:
Net investment income	$223,146
Net realized gain (loss) on:
Investments
Unaffiliated issuers	(87,717)
Affiliated issuers	126,120
Foreign currencies	7,778
Forward currency contracts	(199,125)
Futures contracts	(6,322,788)
Written options	6,919,543
Net change in unrealized appreciation (depreciation) on:
Investments
Unaffiliated issuers	5,013
Affiliated issuers	491,938
Foreign currencies	2,711
Forward currency contracts	(42,895)
Futures contracts	(50,265)
Written options	(11,572)
Net increase in net assets resulting from operations	1,061,887

DISTRIBUTIONS TO SHAREHOLDERS:
Net dividends and distributions — Class I	—
Net dividends and distributions — Class M	—
Total distributions	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold — Class I	40,394,766
Proceeds from shares sold — Class M	5,000
Proceeds from shares issued to holders in reinvestment of dividends — Class I	—
Proceeds from shares issued to holders in reinvestment of dividends — Class M	—
Cost of shares redeemed — Class I	(21,195,615)
Cost of shares redeemed — Class M	—
Net increase in net assets from capital share transactions	19,204,151
Total increase in net assets	20,266,038

NET ASSETS:
Beginning of period	—

End of period	$20,266,038

(1)	The Fund commenced operations on May 1, 2020.

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.

Stone Ridge Funds	Annual Report	October 31, 2020

Statement of Cash Flows	For the Year Ended October 31, 2020

STONE RIDGE HIGH YIELD REINSURANCE RISK PREMIUM FUND

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$54,359,360
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Net realized and unrealized gain:	(7,850,306)
Amortization and accretion of premium and discount	(2,426,019)
Changes in assets and liabilities:
Payable for investment securities purchased	2,524,358
Receivable for investment securities sold	93,359
Foreign currencies at broker	(6,335)
Interest receivable	1,380,447
Other assets	(785)
Payable to Custodian	12,292
Payable to Trustees	13,259
Payable for Chief Compliance Officer compensation	3,472
Accrued distribution fees	(709)
Other accrued expenses	152,184
Payable to Adviser	(19,192)
Purchases of investments	(595,622,256)
Proceeds from sales of investments	497,618,409
Net purchases and sales of short-term investments	2,544,155
Net cash used in operating activities	(47,224,307)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares issued	386,402,417
Payment on shares redeemed	(336,273,893)
Cash distributions to shareholders	(18,075,817)
Proceeds from reverse repurchase agreements	141,350,503
Payments on reverse repurchase agreements	(126,350,503)
Loan withdrawals	68,515,820
Loan paydowns	(68,515,820)
Net cash provided by financing activities	47,052,707
Net decrease in cash and restricted cash	(171,600)
Cash and restricted cash, beginning of year	171,600
Cash and restricted cash, end of year	$—

SUPPLEMENTAL DISCLOSURES OF CASH FLOW AND NON-CASH INFORMATION:
Reinvested distributions	$36,195,958
Cash paid for interest on loans outstanding and repurchase agreements	$216,045

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.

Stone Ridge Funds	Annual Report	October 31, 2020

Financial Highlights	October 31, 2020

	PER SHARE DATA:
	Income (loss) from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gains (Losses)	Total from Investment Operations
STONE RIDGE HIGH YIELD REINSURANCE RISK PREMIUM FUND—CLASS I
Year Ended October 31, 2020	$9.30	0.45	0.06	0.51
Year Ended October 31, 2019	$9.54	0.44	(0.19)	0.25
Year Ended October 31, 2018	$9.14	0.46	0.21	0.67
Year Ended October 31, 2017	$10.50	0.67	(1.13)	(0.46)
Year Ended October 31, 2016	$10.38	0.58	0.09	0.67
STONE RIDGE HIGH YIELD REINSURANCE RISK PREMIUM FUND—CLASS M
Year Ended October 31, 2020	$9.30	0.43	0.07	0.50
Year Ended October 31, 2019	$9.53	0.42	(0.18)	0.24
Year Ended October 31, 2018	$9.13	0.45	0.20	0.65
Year Ended October 31, 2017	$10.49	0.66	(1.13)	(0.47)
Year Ended October 31, 2016	$10.38	0.57	0.08	0.65
(1)	Net investment income per share has been calculated based on average shares outstanding during the period.
(2)	Total return represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming the reinvestment of all dividends and distributions).
(3)	Includes borrowing and investment-related expenses not covered by the Fund’s expense limitation agreement. See Note 4.
(4)	Includes less than $0.01 per share of return of capital.

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.

Stone Ridge Funds	Annual Report	October 31, 2020

Financial Highlights	October 31, 2020

						SUPPLEMENT DATA AND RATIOS:
Distributions to Shareholders
Net Investment Income	Net Realized Gains	Total Distributions		Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets (Before Expense Reimbursement/ Recoupment)		Ratio of Expenses to Average Net Assets (After Expense Reimbursement/ Recoupment)		Ratio of Net Investment Income to Average Net Assets (Before Expense Reimbursement/ Recoupment)		Ratio of Net Investment Income to Average Net Assets (After Expense Reimbursement/ Recoupment)		Portfolio Turnover Rate

(0.53)	—	(0.53)		$9.28	5.73%	$886,011	1.73	%(3)	1.68	%(3)	4.87	%(3)	4.92	%(3)	50.26%
(0.49)	—	(0.49)		$9.30	2.87%	$800,883	1.71	%(3)	1.70	%(3)	4.75	%(3)	4.76	%(3)	21.85%
(0.27)	—	(0.27)		$9.54	7.41%	$815,827	1.73	%(3)	1.68	%(3)	4.87	%(3)	4.92	%(3)	27.71%
(0.90)	—	(0.90	)(4)	$9.14	(4.85%)	$910,525	1.81	%(3)	1.77	%(3)	6.78	%(3)	6.82	%(3)	29.74%
(0.55)	—	(0.55)		$10.50	6.82%	$434,269	1.68	%(3)	N/A		5.70	%(3)	N/A		20.32%

(0.51)	—	(0.51)		$9.29	5.68%	$113,008	1.87	%(3)	1.82	%(3)	4.72	%(3)	4.77	%(3)	50.26%
(0.47)	—	(0.47)		$9.30	2.78%	$116,551	1.86	%(3)	1.85	%(3)	4.61	%(3)	4.62	%(3)	21.85%
(0.25)	—	(0.25)		$9.53	7.23%	$116,356	1.88	%(3)	1.83	%(3)	4.74	%(3)	4.79	%(3)	27.71%
(0.89)	—	(0.89	)(4)	$9.13	(5.01%)	$186,748	1.96	%(3)	1.91	%(3)	6.60	%(3)	6.65	%(3)	29.74%
(0.54)	—	(0.54)		$10.49	6.60%	$63,712	1.83	%(3)	N/A		5.60	%(3)	N/A		20.32%

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2020

Financial Highlights	October 31, 2020

	PER SHARE DATA:
	Income (loss) from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses)	Total from Investment Operations
STONE RIDGE U.S. HEDGED EQUITY FUND—CLASS I
Year Ended October 31, 2020	$10.45	0.12	0.09	0.21
Year Ended October 31, 2019	$9.82	0.08	0.64	0.72
Year Ended October 31, 2018	$11.49	—	(0.18)	(0.18)
Year Ended October 31, 2017	$10.58	(0.08)	1.45	1.37
Year Ended October 31, 2016	$10.89	(0.12)	0.40	0.28
STONE RIDGE U.S. HEDGED EQUITY FUND—CLASS M
Year Ended October 31, 2020	$10.35	0.12	0.08	0.20
Year Ended October 31, 2019	$9.72	0.06	0.64	0.70
Year Ended October 31, 2018	$11.40	(0.02)	(0.17)	(0.19)
Year Ended October 31, 2017	$10.52	(0.10)	1.44	1.34
Year Ended October 31, 2016	$10.84	(0.13)	0.40	0.27
(1)	Net investment income (loss) per share has been calculated based on average shares outstanding during the period.
(2)	Total return represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming the reinvestment of all dividends and distributions).
(3)	Includes borrowing and investment-related expenses not covered by the Fund’s expense limitation agreement. See Note 4.

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.

Stone Ridge Funds	Annual Report	October 31, 2020

Financial Highlights	October 31, 2020

						SUPPLEMENT DATA AND RATIOS:
Distributions to Shareholders
Net Investment Income	Net Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets (Before Expense Reimbursement/ Recoupment)		Ratio of Expenses to Average Net Assets (After Expense Reimbursement/ Recoupment)	Ratio of Net Investment Income (Loss) to Average Net Assets (Before Expense Reimbursement/ Recoupment)		Ratio of Net Investment Income (Loss) to Average Net Assets (After Expense Reimbursement/ Recoupment)	Portfolio Turnover Rate

(0.02)	(0.05)	—	(0.07)	$10.59	2.02%	$54,205	1.13%		0.48%	0.52%		1.17%	0.00%
(0.08)	(0.01)	—	(0.09)	$10.45	7.40%	$147,559	1.70%		1.70%	0.78%		0.78%	0.00%
—	(1.49)	—	(1.49)	$9.82	(2.04%)	$192,725	1.58%		1.60%	(0.01%)		(0.03%)	0.00%
—	(0.46)	—	(0.46)	$11.49	13.34%	$301,447	1.55%		1.53%	(0.84%)		(0.82%)	0.00%
—	(0.59)	—	(0.59)	$10.58	2.75%	$311,317	1.46	%(3)	N/A	(1.12	%)(3)	N/A	6.12%

(0.02)	(0.05)	—	(0.07)	$10.48	1.90%	$2,646	1.21%		0.63%	0.58%		1.16%	0.00%
(0.06)	(0.01)	—	(0.07)	$10.35	7.24%	$12,903	1.87%		1.86%	0.63%		0.64%	0.00%
—	(1.49)	—	(1.49)	$9.72	(2.16%)	$21,534	1.73%		1.75%	(0.19%)		(0.21%)	0.00%
—	(0.46)	—	(0.46)	$11.40	13.13%	$51,341	1.68%		1.67%	(0.98%)		(0.97%)	0.00%
—	(0.59)	—	(0.59)	$10.52	2.67%	$67,909	1.61	%(3)	N/A	(1.27	%)(3)	N/A	6.12%

The accompanying Notes to the Financial Statements are an integral part of these Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2020

Consolidated Financial Highlights	October 31, 2020

	PER SHARE DATA:
	Income (loss) from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income(2)		Net Realized and Unrealized Gains		Total from Investment Operations
STONE RIDGE DIVERSIFIED ALTERNATIVES FUND—CLASS I
Period Ended October 31, 2020(1)	$10.00	0.09	(4)	0.33	(4)	0.42	(4)
STONE RIDGE DIVERSIFIED ALTERNATIVES FUND—CLASS M
Period Ended October 31, 2020(1)	$10.00	0.08	(4)	0.34	(4)	0.42	(4)
(1)	The Fund commenced operations on May 1, 2020.
(2)	Net investment income (loss) per share has been calculated based on average shares outstanding during the period.
(3)	Total return represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming the reinvestment of all dividends and distributions).
(4)	Per share amounts include income and expenses of the Stone Ridge Diversified Alternatives Fund, which are shown on the Fund’s Statement of Operations. Amounts do not include the Fund’s proportionate share of the income and expenses of the underlying investor funds.
(5)	Not annualized.
(6)	Annualized.

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.

Stone Ridge Funds	Annual Report	October 31, 2020

Consolidated Financial Highlights	October 31, 2020

							SUPPLEMENT DATA AND RATIOS:
Distributions to Shareholders
Net Investment Income	Net Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(3)		Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets (Before Expense Reimbursement/ Recoupment)		Ratio of Expenses to Average Net Assets (After Expense Reimbursement/ Recoupment)		Ratio of Net Investment Income (Loss) to Average Net Assets (Before Expense Reimbursement/ Recoupment)		Ratio of Net Investment Income (Loss) to Average Net Assets (After Expense Reimbursement/ Recoupment)		Portfolio Turnover Rate

—	—	—	—	$10.42	4.20	%(5)	$20,261	3.57	%(6)	1.04	%(6)	(0.80	%)(6)	1.73	%(6)	28.54	%(5)

—	—	—	—	$10.42	4.20	%(5)	$5	3.64	%(6)	1.14	%(6)	(0.87	%)(6)	1.63	%(6)	28.54	%(5)

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.

Stone Ridge Funds	Annual Report	October 31, 2020

Notes to Financial Statements	October 31, 2020

1. Organization

Stone Ridge Trust (the “Trust”) was organized as a Delaware statutory trust on September 28, 2012 and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company issuing shares in multiple series, each series representing a distinct portfolio with its own investment objectives and policies. As of October 31, 2020, the Stone Ridge High Yield Reinsurance Risk Premium Fund (the “High Yield Reinsurance Fund”), the Stone Ridge U.S. Hedged Equity Fund (the “U.S. Hedged Equity Fund”) and the Stone Ridge Diversified Alternatives Fund (“Diversified Alternatives Fund”) (and together, the “Funds”) were each series of the Trust. The High Yield Reinsurance Fund is non-diversified, while the U.S. Hedged Equity Fund and the Diversified Alternatives Fund are diversified. The High Yield Reinsurance Fund commenced operations on February 1, 2013. The U.S. Hedged Equity Fund commenced operations on May 1, 2013. The Diversified Alternatives Fund commenced operations on May 1, 2020. Each Fund offers two classes of shares to investors: Class I shares, with no front-end or back-end sales charges, and no 12b-1 fees; and Class M Shares, with no front-end or back-end sales charges, and a 0.15% 12b-1 fee. The Funds do not charge redemption fees. There are an unlimited number of authorized shares.

The investment objective of the High Yield Reinsurance Fund is to seek a high level of total return consisting of income and preservation of capital. The High Yield Reinsurance Fund pursues its investment objective by investing primarily in reinsurance-related securities, including event-linked bonds, preference shares or participation notes issued in connection with quota shares (“Quota Share Notes”), and to a lesser extent, preference shares or participation notes issued in connection with excess-of-loss, stop-loss or other non-proportional reinsurance (“Excess of Loss Notes”), preference shares or participation notes issued in connection with industry loss warranties (“ILW Notes”), event-linked swaps, equity securities (publicly or privately offered) and the derivatives of equity securities of companies in the reinsurance and insurance industry (collectively, “reinsurance-related securities”). The investment objective of the U.S. Hedged Equity Fund is to seek capital appreciation. The U.S. Hedged Equity Fund typically pursues its investment objective by writing (selling) call and put options related to U.S. securities. The investment objective of the Diversified Alternatives Fund is to seek total return. The Diversified Alternatives Fund pursues its investment objective by generating income from diverse investment strategies that have potential for attractive returns such as reinsurance, market risk transfer, style premium investing, alternative lending, single family real estate and healthcare royalties.

The consolidated financial statements include the accounts of Diversified Alternatives Sub Fund Ltd. (the “Subsidiary”), a wholly-owned and controlled subsidiary of the Diversified Alternatives Fund. Reference made within this report to schedules of investments or statements of assets and liabilities refer to Consolidated Schedules of Investments or Consolidated Statement of Assets and Liabilities for the Diversified Alternatives Fund. All intercompany accounts and transactions have been eliminated in consolidation. The Subsidiary gains exposure to the commodities markets by investing in commodity-linked derivatives such as commodity-linked futures, options and swaps. As of October 31, 2020, the Subsidiary’s net assets were $6,284,810, which represented 31.0% of the Diversified Alternatives Fund’s net assets.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Funds are investment companies and apply specific accounting and financial reporting requirements under Financial Accounting Standards Board (“FASB”) Accounting Standards Topic 946, Financial Services – Investment Companies.

(a) Investment Valuation and Fair Value Measurement. The Board of Trustees (“Board”) has approved procedures pursuant to which each Fund values its investments (the “Valuation Procedures”). The Board has established an Adviser Valuation Committee made up of employees of Stone Ridge Asset Management LLC (the “Adviser”) to which the Board has delegated responsibility for overseeing the implementation of the Valuation Procedures, including fair value determinations made on behalf of the Board.

Listed below is a summary of certain of the methods generally used currently to value investments of each Fund under the Valuation Procedures:

With respect to pricing of insurance-linked securities for which at least one designated independent broker provides a price, that price (or, if multiple designated independent brokers provide a price, the average of such prices) will be used

Stone Ridge Funds	Annual Report	October 31, 2020

Notes to Financial Statements	October 31, 2020

to value the security. The Funds typically utilize an independent data delivery vendor to obtain the prices, average them and communicate the resulting value to the Administrator. If no designated independent broker provides a price for the security in question, the Adviser Valuation Committee will generally utilize prices provided by one or more other brokers that the Adviser has approved to value the security. For certain securities, an administrator or third-party manager may regularly provide net asset values that may be used to determine the price at which an investor can subscribe for or redeem an investment in that security, subject to any relevant restrictions on the timing of such subscriptions or redemptions. The Adviser Valuation Committee will generally rely upon such valuations, with any necessary adjustment to reflect relevant corporate actions (e.g., dividends paid but not yet reflected in the reported net asset value).

Non-prime money market funds and cash sweep programs are generally valued at amortized cost, which approximates fair value.

Other debt securities, including corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities loans, mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities (except event-linked bonds) are valued by an independent pricing service at an evaluated (or estimated) mean between the closing bid and asked prices.

Reverse repurchase agreements are accounted for at amortized cost, which approximates fair value.

For investments in investment companies that are registered under the 1940 Act, the value of the shares of such funds is calculated based upon the net asset value (“NAV”) per share of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

Equity securities (other than insurance-linked securities that are valued pursuant to the valuation methods described above) are valued at the last sale, official close or if there are no reported sales at the mean between the bid and asked price on the primary exchange on which they are traded. The values of the Funds’ investments in publicly-traded foreign equity securities generally will be the closing or final trading prices in the local trading markets but may be adjusted based on values determined by a pricing service using pricing models designed to estimate changes in the values of those securities between the times in which the trading in those securities is substantially completed and the close of the New York Stock Exchange (“NYSE”).

Exchange-traded derivatives, such as options and futures contracts, are valued at the settlement price on the exchange or mean of the bid and asked prices.

Non-exchange traded derivatives, including over-the-counter (“OTC”) options, are generally valued on the basis of valuations provided by a pricing service or using quotes provided by a broker/dealer (typically the counterparty).

Generally, the Fund must value its assets using market quotations when they are readily available. If, with respect to any portfolio instrument, market quotations are not readily available or available market quotations are deemed to be unreliable by the Adviser Valuation Committee, then such instruments will be valued as determined in good faith by the Adviser Valuation Committee. In these circumstances, the Fund determines fair value in a manner that seeks to reflect the market value of the security on the valuation date based on consideration by the Adviser Valuation Committee of any information or factors it deems appropriate.

Fair value pricing may require subjective determinations about the value of a portfolio instrument. Fair values may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets or liabilities held by a Fund. It is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of such security. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in a Fund.

A substantial portion of the Funds’ investments are U.S. dollar denominated investments. Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the

Stone Ridge Funds	Annual Report	October 31, 2020

Notes to Financial Statements	October 31, 2020

U.S. dollar. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by a Fund could change on days when Fund shares cannot be bought or sold. The value of investments traded in markets outside the U.S. or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed, and the NAV of a Fund’s shares may change on days when an investor is not able to purchase, redeem or exchange shares. The calculation of a Fund’s NAV may not take place contemporaneously with the determination of the prices of foreign securities used in NAV calculations.

The Funds adhere to authoritative fair valuation accounting standards that set out a hierarchy for measuring fair valuation inputs. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to significant unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

Level 1 Inputs: quoted prices (unadjusted) in active markets for identical assets or liabilities that the Fund can access at the measurement date;

Level 2 Inputs: inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly including inputs in markets that are not considered to be active or in active markets for similar assets or liabilities, observable inputs other than quoted prices and inputs that are not directly observable but are corroborated by observable market data;

Level 3 Inputs: significant unobservable inputs for the asset or liability.

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Adviser. The Adviser considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Adviser’s perceived risk of that instrument.

There were transfers between Level 2 and 3 during the reporting period. The transfers from Level 2 to Level 3 occurred because there is no longer observable market data for these securities for the year ended October 31, 2020. The transfers from Level 3 to Level 2 occurred because there was observable market data that became available as of October 31, 2020. The following table summarizes the inputs used to value the Funds’ investments as of October 31, 2020:

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
High Yield Reinsurance Fund
Assets
Event-Linked Bonds
Europe	$—	$502,565	$—	$502,565
Global	—	167,778,931	9,584,935	177,363,866
Great Britain	—	—	2,979,661	2,979,661
Japan	—	67,445,326	—	67,445,326
Mexico	—	11,705,835	—	11,705,835
United States	—	608,406,863	5,720,975	614,127,838
Total Event-Linked Bonds	—	855,839,520	18,285,571	874,125,091
Participation Notes (1)	—	—	81,049,843	81,049,843
Preference Shares (1)	—	—	60,653,972	60,653,972
Money Market Funds	2,483,801	—	—	2,483,801

Total Assets	$2,483,801	$855,839,520	$159,989,386	$1,018,312,707

Stone Ridge Funds	Annual Report	October 31, 2020

Notes to Financial Statements	October 31, 2020

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
U.S. Hedged Equity Fund (2)
Assets
Purchased Options	$2,500	$—	$—	$2,500
Money Market Funds	222,616	—	—	222,616
U.S. Treasury Bills	—	57,732,472	—	57,732,472

Total Assets	$225,116	$57,732,472	$—	$57,957,588
Liabilities
Written Options	$439,614	$560,875	$—	$1,000,489

Total Liabilities	$439,614	$560,875	$—	$1,000,489

Diversified Alternatives Fund (2)
Assets
Investment Companies—Open End	$13,087,740	$—	$—	$13,087,740
Purchased Options	5,800	13,975	—	19,775
Money Market Funds	6,443,583	—	—	6,443,583
U.S. Treasury Bills	—	5,497,601	—	5,497,601

Total Assets	$19,537,123	$5,511,576	$—	$25,048,699
Liabilities
Written Options	$448,724	$9,153	$—	$457,877

Total Liabilities	$448,724	$9,153	$—	$457,877
Other Financial Instruments*
Unrealized appreciation on forward currency contracts	$—	$104,654	$—	$104,654
Unrealized depreciation on forward currency contracts	—	(147,549)	—	(147,549)
Unrealized appreciation on futures contracts	407,850	—	—	407,850
Unrealized depreciation on futures contracts	(458,115)	—	—	(458,115)

Total	$(50,265)	$(42,895)	$—	$(93,160)

(1)	For further security characteristics, see the Funds’ Schedules of Investments.
(2)

The Fund measures Level 3 activity as of the beginning and end of each financial reporting period. For the period ended October 31, 2020, the Fund did not have significant unobservable inputs (Level 3 securities) used in determining fair value. Therefore, the reconciliation of assets and liabilities in which significant unobservable inputs (Level 3 securities) was used in determining fair value is not applicable.

*	Other financial instruments are derivatives, such as futures and forward currency contracts. These instruments are reflected at the unrealized appreciation (depreciation) on the instrument.

Below is a reconciliation that details the activity of securities in Level 3 during the period ended October 31, 2020:

	HIGH YIELD REINSURANCE FUND
	EVENT- LINKED BONDS	PARTICIPATION NOTES	PREFERENCE SHARES
Beginning Balance—November 1, 2019	$36,019,370	$70,862,377	$82,807,594
Acquisitions	1,601,373	68,465,064	13,636,308
Dispositions	(12,004,744)	(63,352,020)	—
Realized loss	(23,672,560)	(606,747)	—
Return of capital	—	(113,426)	(33,026,041)
Change in unrealized appreciation (depreciation)	22,654,665	5,794,595	(2,763,889)
Net transfers in/(out) of Level 3	(6,312,533)	—	—
Ending Balance—October 31, 2020	$18,285,571	$81,049,843	$60,653,972

Stone Ridge Funds	Annual Report	October 31, 2020

Notes to Financial Statements	October 31, 2020

As of October 31, 2020, the change in unrealized appreciation (depreciation) on positions still held in the High Yield Reinsurance Fund was $5,177,422 for Event-Linked Bonds, $4,476,368 for Participation Notes, and $(2,763,889) for Preference Shares.

Unobservable inputs included losses from severe weather events, other natural and non-natural catastrophes and insurance and reinsurance premiums. Significant decreases in premiums or increases in losses related to severe weather or other natural and non-natural catastrophes in isolation would result in a significantly lower fair value measurement. Participation notes and preference shares are monitored daily for significant events that could affect the value of the instruments.

The following table summarizes the quantitative inputs used for investments categorized as Level 3 of the fair value hierarchy as of October 31, 2020.

High Yield Reinsurance Fund

TYPE OF SECURITY	INDUSTRY	FAIR VALUE AT 10/31/20	VALUATION TECHNIQUES	UNOBSERVABLE INPUTS	RANGE	WEIGHTED AVERAGE(1)
Participation Notes	Financial Services	$45,145,211	Insurance industry loss model	Estimated losses: Estimated premium earned:	$0.0MM-$2.7MM $0.3MM-$4.3MM	$1.7MM $3.4MM

Preference Shares	Financial Services	$60,653,972	Insurance industry loss model	Estimated losses: Estimated premium earned:	$0.0MM-$13.3MM $0.0MM-$12.1MM	$4.7MM $6.6MM

(1)	Weighed by relative fair value.

The Level 3 securities listed above were fair valued by the Adviser Valuation Committee. Other Level 3 securities not listed above were priced using indicative bids and have a value equal to $18,285,571 for Event-Linked Bonds, $35,904,632 for Participation Notes and $0 for Preference Shares.

Derivative Transactions — The Funds engaged in derivatives for hedging and speculative purposes during the year ended October 31, 2020. The U.S. Hedged Equity Fund also engaged in derivatives to generate income from premiums. The use of derivatives included options and futures.

Futures Contracts — The Funds may purchase and sell futures contracts. The High Yield Reinsurance Fund and Diversified Alternatives Fund held futures contracts during the period ended October 31, 2020. The High Yield Reinsurance Fund and Diversified Alternatives Fund use futures contracts to hedge interest rate and foreign exchange rate exposure. The U.S. Hedged Equity Fund uses futures contracts to maintain appropriate equity market exposure. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Upon entering into a contract, the Funds deposit and maintain as collateral, an initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract the Funds agree to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized gains and losses. Variation margin is settled daily. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. In connection with physically-settled futures contracts, the Funds are required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. The amount of the segregated assets is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts.

Stone Ridge Funds	Annual Report	October 31, 2020

Notes to Financial Statements	October 31, 2020

The average notional amount of futures contracts during the period ended October 31, 2020, was as follows:

	HIGH YIELD REINSURANCE FUND	DIVERSIFIED ALTERNATIVES FUND
Total long futures contracts	$—	$21,095,385
Total short futures contracts	2,049,554	11,544,008

Options — The Funds may purchase and write call or put options on securities and indices and enter into related closing transactions. The Funds write put and call options to earn premium income. The U.S. Hedged Equity Fund and Diversified Alternatives Fund wrote call or put options during the period ended October 31, 2020. With exchange-traded options, there is minimal counterparty credit risk to the Funds since options are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default. OTC options are customized agreements between the parties. With OTC options, there is no clearinghouse guarantee against default, thus OTC options are subject to the risk that the counterparty will not fulfill its obligations under the contract. As the writer of a call option, the Funds have the obligation to sell the security at the exercise price during or at the expiration of the exercise period. As a writer of a put option, the Funds have the obligation to buy the underlying security at the exercise price during or at the expiration of the exercise period. The premium that the Fund pays when purchasing a call option or receives when writing a call option will reflect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the market value of the option.

A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (the exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during or at the expiration of the exercise period. When an option is exercised, the premium originally received decreases the cost basis of the underlying security (or increases the proceeds on the security sold short) and the Funds realize a gain or loss from the sale of the security (or closing of the short sale).

Options on indices are similar to options on securities, except that upon exercise index options require cash payments and do not involve the actual purchase or sale of securities.

The average market values of purchased and written options for the period ended October 31, 2020, were as follows:

	U.S. HEDGED EQUITY FUND	DIVERSIFIED ALTERNATIVES FUND
Purchased Options	$10,716	$6,725
Written Options	1,422,629	1,266,837

Forward Currency Contracts — The Diversified Alternatives Fund enters into forward currency contracts. When entering into a forward currency contract, in the case of a deliverable contract the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date or in the case of a non-deliverable contract to settle the equivalent in U.S. dollar. The Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date. These instruments may involve market risk from movements in currencies or credit risk from the possible inability of counterparties to meet the terms of their contracts. The average notional amount of forward currency contracts during the period ended October 31, 2020 was $8,364,378 for long contracts and $7,575,783 for short contracts.

Stone Ridge Funds	Annual Report	October 31, 2020

Notes to Financial Statements	October 31, 2020

The tables below reflect the values of derivative assets and liabilities as reflected in the Statement of Assets and Liabilities.

		ASSET DERIVATIVES
	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
U.S. Hedged Equity Fund
Written Options
Equity contracts	Investments, at fair value	$2,500

Diversified Alternatives Fund
Forwards
Foreign exchange contracts	Unrealized appreciation on forward currency contracts	104,654

Futures
Commodity contracts	Net assets—Unrealized appreciation*	151,822
Equity contracts	Net assets—Unrealized appreciation*	250,532
Foreign exchange contracts	Net assets—Unrealized appreciation*	5,496

Options
Equity contracts	Investments, at fair value	8,926
Foreign exchange contracts	Investments, at fair value	10,849

*	Reflects cumulative unrealized appreciation of futures contracts as reported in the Schedule of Investments.

		LIABILITY DERIVATIVES
	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
U.S. Hedged Equity Fund
Written options
Equity contracts	Written options, at fair value	$1,000,489

Diversified Alternatives Fund
Forwards
Foreign exchange contracts	Unrealized depreciation on forward currency contracts	147,549

Futures
Commodity contracts	Net assets—Unrealized depreciation*	324,635
Equity contracts	Net assets—Unrealized depreciation*	117,379
Foreign exchange contracts	Net assets—Unrealized depreciation*	13,569
Interest rate contracts	Net assets—Unrealized depreciation*	2,532

Written options
Commodity contracts	Written options, at fair value	417,910
Equity contracts	Written options, at fair value	8,668
Foreign exchange contracts	Written options, at fair value	30,580
Interest rate contracts	Written options, at fair value	719

*	Reflects cumulative unrealized depreciation of futures contracts as reported in the Schedule of Investments.

Stone Ridge Funds	Annual Report	October 31, 2020

Notes to Financial Statements	October 31, 2020

The tables below reflect the effect of derivative instruments on the Statement of Operations for the period ended October 31, 2020.

AMOUNT OF REALIZED GAIN ON DERIVATIVES TRANSACTIONS
	FORWARD CURRENCY CONTRACTS	FUTURES CONTRACTS	PURCHASED OPTIONS	WRITTEN OPTIONS	TOTAL
High Yield Reinsurance Fund
Foreign exchange contracts	$(191)	$39,625	$—	$—	$39,434

U.S. Hedged Equity Fund
Equity contracts	—	—	(479,313)	(7,868,219)	(8,347,532)

Diversified Alternatives Fund
Commodity contracts	—	(3,434,630)	(22,768)	4,052,233	594,835
Equity contracts	—	(1,494,961)	(81,100)	1,547,690	(28,371)
Foreign exchange contracts	(199,125)	(1,361,652)	(1,296)	1,258,925	(303,148)
Interest rate contracts	—	(31,545)	(12)	60,695	29,138

CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION) ON DERIVATIVES TRANSACTIONS
	FORWARD CURRENCY CONTRACTS	FUTURES CONTRACTS	PURCHASED OPTIONS	WRITTEN OPTIONS	TOTAL
High Yield Reinsurance Fund
Foreign exchange contracts	$—	$54,348	$—	$—	$54,348

U.S. Hedged Equity Fund
Equity contracts	—	—	(129)	(127,374)	(127,503)

Diversified Alternatives Fund
Commodity contracts	—	(172,813)	—	(3,621)	(176,434)
Equity contracts	—	133,153	3,624	—	136,777
Foreign exchange contracts	(42,895)	(8,073)	(219)	(8,073)	(59,260)
Interest rate contracts	—	(2,532)	—	122	(2,410)

A reverse repurchase agreement is the sale by a fund of a security to a party for a specified price, with the simultaneous agreement by the fund to repurchase that security from that party on a future date at a higher price. Reverse repurchase agreements involve the risk that the counterparty will become subject to bankruptcy or other insolvency proceedings or fail to return a security to a fund. In such situations, a fund may incur losses as a result of a possible decline in the value of the underlying security during the period while a fund seeks to enforce its rights, a possible lack of access to income on the underlying security during this period, or expenses of enforcing its rights. The Funds will segregate assets determined to be liquid by the Adviser or otherwise cover its obligation under the reverse repurchase agreement.

(b) Offsetting on the Statement of Assets and Liabilities. Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”) intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset on the Statement of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. In addition, in January 2013, the FASB issued Accounting Standards Update No. 2013-1 “Clarifying the Scope of Offsetting Assets and Liabilities”, specifying exactly which transactions are subject to offsetting disclosures. The scope of the disclosure requirement is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities lending transactions. The International Swap and Derivative Association

Stone Ridge Funds	Annual Report	October 31, 2020

Notes to Financial Statements	October 31, 2020

agreements specify collateral posting arrangements. Under the agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under an agreement with a counterparty in a given account exceeds a specified threshold.

High Yield Reinsurance Fund

	GROSS AMOUNT OF RECOGNIZED LIABILITIES	GROSS AMOUNT OFFSET IN THE CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES	NET AMOUNTS PRESENTED IN THE CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES	GROSS AMOUNTS NOT OFFSET IN THE CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
LIABILITIES:				FINANCIAL INSTRUMENTS	COLLATERAL PLEDGED	NET AMOUNT
Reverse Repurchase Agreements	$15,000,000	$—	$15,000,000	$—	$(15,000,000)	$—
	$15,000,000	$—	$15,000,000	$—	$(15,000,000)	$—

Diversified Alternatives Fund

	GROSS AMOUNT OF RECOGNIZED LIABILITIES	GROSS AMOUNT OFFSET IN THE CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES	NET AMOUNTS PRESENTED IN THE CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES	GROSS AMOUNTS NOT OFFSET IN THE CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
ASSETS:				FINANCIAL INSTRUMENTS	COLLATERAL PLEDGED	NET AMOUNT
Forward Currency Contracts	$104,654	$—	$104,654	$(104,654)	$—	$—
Purchased Options	10,849	—	10,849	(10,849)	—	—
	$115,503	$—	$115,503	$(115,503)	$—	$—

LIABILITIES:				FINANCIAL INSTRUMENTS	COLLATERAL PLEDGED	NET AMOUNT
Forward Currency Contracts	$147,549	$—	$147,549	$(104,654)	$(42,895)	$—
	$147,549	$—	$147,549	$(104,654)	$(42,895)	$—

(c) Use of Estimates. The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(d) Indemnifications. In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements cannot be known; however, the Funds expect any risk of loss to be remote.

(e) Federal Income Taxes. The Funds qualify and intend to continue to qualify as “regulated investment companies” (“RICs”) under Subchapter M of the Internal Revenue Code of 1986, as amended. As RICs, the Funds will not be subject to federal income tax to the extent they distribute substantially all of their net investment income and capital gains to shareholders. Therefore, no federal income tax provision is required.

(f) Reverse Repurchase Agreements. The Funds intend to enter into reverse repurchase agreements with banks and brokers, with the Funds as the initial seller of securities to the banks or brokers. In this case, a reverse repurchase agreement involves a sale by a fund of portfolio securities concurrently with an agreement by a fund to repurchase the same securities at a later date at a fixed price. During the reverse repurchase agreement period, an individual fund continues to receive principal and interest payments on the securities.

Stone Ridge Funds	Annual Report	October 31, 2020

Notes to Financial Statements	October 31, 2020

If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, a fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the fund’s right to repurchase the securities. Furthermore, in that situation a fund may be unable to recover the securities it sold in connection with a reverse repurchase agreement and as a result would realize a loss equal to the difference between the value of the securities and the payment it received for them. This loss would be greater to the extent the buyer paid less than the value of the securities the fund sold to it (e.g., a buyer may only be willing to pay $95 for a security with a market value of $100). A fund’s use of reverse repurchase agreements also subjects the fund to interest costs based on the difference between the sale and repurchase price of a security involved in such a transaction. Additionally, reverse repurchase agreements entail the same risks as OTC derivatives. These include the risk that the counterparty to the reverse repurchase agreement may not be able to fulfill its obligations, that the parties may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. Reverse repurchase agreements and dollar rolls are not considered borrowings by a fund for purposes of the fund’s fundamental investment restriction on borrowings if the fund covers its obligations under these transactions or maintains liquid assets equal in value to its obligations in respect of these transactions.

The gross obligations for secured borrowing by the type of collateral pledged and remaining time to maturity is as follows:

High Yield Reinsurance Fund

REVERSE REPURCHASE AGREEMENTS	OVERNIGHT AND CONTINUOUS	UP TO 30 DAYS	30-90 DAYS	GREATER THAN 90 DAYS	TOTAL
Event Linked Bonds	$—	$15,000,000	$—	$—	$15,000,000
Total	$—	$15,000,000	$—	$—	$15,000,000

(g) Event-Linked Bonds. Event-linked bonds are variable rate debt securities for which the return of principal and payment of interest are contingent on the non-occurrence of a specified trigger event(s) that leads to economic and/or human loss, such as an earthquake of a particular magnitude or a hurricane of a specific category. The most common type of event-linked bonds is known as “catastrophe” or “CAT” bonds. In most cases, the trigger event(s) will not be deemed to have occurred unless the event(s) happened in a particular geographic area and was of a certain magnitude (based on independent scientific readings) and/or caused a certain amount of actual or modeled loss. If the trigger event(s) occurs prior to a bond’s maturity, the High Yield Reinsurance Fund or the Diversified Alternatives Fund may lose all or a portion of its principal and forgo additional interest. In this regard, event-linked bonds typically have a special condition that states that if the sponsor suffers a loss from a particular pre-defined catastrophe or other event that results in physical and/or economic loss, then the issuer’s obligation to pay interest and/or repay the principal is either deferred or completely forgiven. For example, if the High Yield Reinsurance Fund or the Diversified Alternatives Fund holds a bond that covers a sponsor’s losses due to a hurricane with a “trigger” at $1 billion and a hurricane hits causing $1 billion or more in losses to such sponsor, then the Fund will lose all or a portion of its principal invested in the bond and forgo any future interest payments. If the trigger event(s) does not occur, the Fund will recover its principal plus interest. Interest typically accrues and is paid on a quarterly basis for the specified duration of the bond, as long as the trigger event(s) does not occur. Although principal typically is repaid only on the maturity date, it may be repaid in installments, depending on the terms of the bond, as long as the trigger event(s) does not occur. The High Yield Reinsurance Fund may invest in event-linked bonds directly or indirectly through certain derivative instruments. The High Yield Reinsurance Fund or the Diversified Alternatives Fund may pursue other types of event-linked derivative strategies using derivative instruments that are typically contingent, or formulaically related to defined trigger events. Trigger events may include hurricanes, earthquakes and weather-related phenomena, non-natural catastrophes, such as plane crashes, or other events resulting in a specified level of physical or economic loss, such as mortality or longevity.

(h) Quota Share Notes. Investments in Quota Share Notes provide exposure to a form of proportional reinsurance in which an investor participates in the premiums and losses of a reinsurer’s portfolio according to a pre-defined percentage. For example, under a 20% quota-share agreement, a special purpose vehicle (“SPV”) would obtain 20% of all premiums of the subject portfolio while being responsible for 20% of all claims, and the High Yield Reinsurance Fund or the Diversified Alternatives Fund, as a holder of a Quota Share Note issued by the SPV, would be entitled to its pro rata share of the premiums received by the SPV and would be responsible for its pro rata share of the claims up to the total amount invested.

Stone Ridge Funds	Annual Report	October 31, 2020

Notes to Financial Statements	October 31, 2020

(i) Excess of Loss Notes. Excess of Loss Notes provide exposure to a form of reinsurance pursuant to which one party (typically an insurer or reinsurer) purchases protection against losses that exceed a specified threshold up to a set limit. For example, under such an arrangement, an insurer may have a book of business with $6 billion of total risk in respect of large, catastrophic losses. The insurer can purchase per-occurrence excess-of-loss reinsurance protection from an SPV for 40% of single-event losses the insurer suffers between $4 billion and $5 billion by paying the SPV a fixed premium. In this example, if the insurer suffered a loss of $5 billion due to one event, it would cover the first $4 billion itself (the amount it retained) and file a reinsurance claim with the SPV to pay 40% of the further $1 billion in losses (i.e., $400 million) and pay the remaining $600 million itself. If the insurer had losses of $6 billion, it would cover the first $4 billion itself, look to the SPV to pay 40% of $1 billion (again paying the $600 million itself) and would further retain the obligation to pay the additional $1 billion that exceeds the reinsurance coverage. The “trigger” for this type of reinsurance contract would be losses in excess of the specified amount.

(j) ILW Notes. ILW Notes provide exposure to a transaction through which one party (typically, an insurance company or reinsurance company, or a reinsurance-related asset manager) purchases protection based on the total loss arising from a catastrophic event to the entire insurance industry rather than the losses of any particular insurer. For example, the buyer of a “$100 million limit U.S. Wind ILW attaching at $20 billion” will pay an upfront premium to a protection writer (i.e., the reinsurer or an SPV) and in return will receive $100 million if total losses to the insurance industry from a single U.S. hurricane exceed $20 billion. The industry loss ($20 billion in this case) is often referred to as the “trigger” and is reported by an independent third party after an event has occurred. The amount of protection offered by the contract ($100 million in this case) is referred to as the “limit.” ILW Notes could also provide exposure to transactions linked to an index not linked to insurance industry losses, such as wind speed or earthquake magnitude and location. The High Yield Reinsurance Fund or the Diversified Alternatives Fund, as a holder of an ILW Note, would be entitled to a return linked to the premium paid by the sponsor and the occurrence or non-occurrence of the trigger event.

(k) Distributions to Shareholders. The Funds intend to distribute to their shareholders any net investment income and any net realized long- or short-term capital gains, if any, at least annually. Distributions are recorded on ex-dividend date. The Funds each may periodically make reclassifications among certain of their capital accounts as a result of the characterization of certain income and realized gains determined annually in accordance with federal tax regulations that may differ from GAAP.

(l) Foreign Securities and Currency Transactions. The Funds’ books and records are maintained in U.S. dollars. Foreign currency denominated transactions (i.e. market value of investment securities, assets and liabilities, purchases and sales of investment securities, and income and expenses) are translated into U.S. dollars at the current rate of exchange. The Funds do not isolate that portion of results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

The High Yield Reinsurance Fund may invest in reinsurance-related securities issued by foreign sovereigns and foreign entities that are corporations, partnerships, trusts or other types of business entities. Because the majority of reinsurance-related security issuers are domiciled outside the United States, the High Yield Reinsurance Fund will normally invest a significant amount of its assets in non-U.S. entities. Accordingly, the High Yield Reinsurance Fund may invest without limitation in securities issued by non-U.S. entities, including those in emerging market countries. Certain SPVs in which the High Yield Reinsurance Fund invests may be sponsored by non-U.S. insurers that are not subject to the same regulation as that to which U.S. ceding insurers are subject. Such SPVs may pose a greater risk of loss, for example due to less stringent underwriting and/or risk-retention requirements. The High Yield Reinsurance Fund’s investments will consist primarily of event-linked bonds, Quota Share Notes, Excess of Loss Notes and ILW Notes that provide the High Yield Reinsurance Fund with contractual rights under the terms of the bond issuance. While the contractual rights of such instruments are similar whether they are issued by a U.S. issuer or a non-U.S. issuer, there may be certain additional risks associated with non-U.S. issuers. For example, foreign issuers could be affected by factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information, potential difficulties in enforcing contractual obligations, and increased costs to enforce applicable contractual obligations outside the United States. Fluctuations in foreign currency exchange rates and exchange controls may adversely affect the market value of the High Yield Reinsurance Fund’s investments in foreign securities. Settlements of securities transactions in foreign countries are subject to risk of loss, may be delayed and are generally less frequent than in the United States, which could affect the liquidity of the High Yield Reinsurance Fund’s assets.

Stone Ridge Funds	Annual Report	October 31, 2020

Notes to Financial Statements	October 31, 2020

If the Funds invest in foreign issuers by purchasing American Depositary Receipts (“ADRs”) (U.S. dollar-denominated depositary receipts issued generally by banks and representing the deposit with the bank of a security of a non-U.S. issuer; ADRs are publicly traded on exchanges or over-the counter in the United States), the Funds are exposed to credit risk with respect to the issuer of the ADR, in addition to the risks of the underlying foreign securities.

(m) Allocation of Income, Expenses, Gains/Losses. Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of each fund are allocated daily to each share class based upon the ratio of net assets represented by each class as a percentage of the net assets of each fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most expenses are allocated based on average net assets, with the exception of 12b-1 fees, which are expensed at 0.15% of average daily net assets of the Class M shares.

(n) Other. Investment transactions are recorded on the trade date. Dividend income, less any foreign tax withheld, is recognized on the ex-dividend date and interest income is recognized on an accrual basis, including amortization/accretion of premiums or discounts. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the constant yield method.

(o) Restricted Securities. The Funds may invest a substantial portion of their assets in securities that are restricted, but eligible for purchase and sale by certain qualified institutional buyers, as defined in Rule 144A under the Securities Act of 1933, as amended, as well as other restricted securities. Restricted securities may be resold in transactions that are exempt from registration under Federal securities laws or if the securities are publicly registered. Restricted securities may be deemed illiquid.

(p) REIT Distributions. The character of distributions received from real estate investment trusts (“REITs”) held by the Funds is generally made up of net investment income, capital gains, and return of capital. It is the policy of the Funds to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Funds’ records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(q) COVID-19. An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and subsequently spread globally. This coronavirus has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts present material uncertainty and risk with respect to the Fund’s investment performance and financial results.

3. Federal Tax Matters

Provisions for federal income taxes or excise taxes have not been made because the Funds intend to be taxed as RICs and intend to distribute substantially all taxable income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to RICs. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income to shareholders for tax purposes. Additionally, GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. The reclassifications have no effect on net assets or NAV per share.

Stone Ridge Funds	Annual Report	October 31, 2020

Notes to Financial Statements	October 31, 2020

For the year ended October 31, 2020, the effect of permanent “book/tax” reclassifications resulted in increases and decreases to components of the Funds’ net assets as follows:

	TOTAL DISTRIBUTABLE EARNINGS/(LOSS)	PAID IN CAPITAL
High Yield Reinsurance Fund	$26,232	$(26,232)
U.S. Hedged Equity Fund	1,766	(1,766)
Diversified Alternatives Fund	(560,367)	560,367

These differences primarily relate to realized foreign currency gains/(losses), investments in passive foreign investment companies and controlled foreign corporations, and non-deductible excise taxes paid.

	HIGH YIELD REINSURANCE RISK PREMIUM FUND	U.S. HEDGED EQUITY FUND	DIVERSIFIED ALTERNATIVES FUND
Tax cost of Investments	$1,058,762,348	$57,936,828	$24,116,925
Unrealized Appreciation	24,649,567	20,888	575,906
Unrealized Depreciation	(65,099,243)	—	(594,757)
Net unrealized appreciation (depreciation)	(40,449,676)	20,888	(18,851)
Undistributed OI	16,555,241	816,245	520,371
Undistributed LTG / CLCO	(85,951,132)	(8,344,207)	—
Distributable earnings	(69,395,891)	(7,527,962)	520,371
Other accumulated gain/(loss)	5,651,124	(215,192)	—
Total accumulated gain/(loss)	$(104,194,443)	$(7,722,266)	$501,520

The tax character of distributions paid during the period ended October 31, 2020 was as follows:

	ORDINARY INCOME	LONG-TERM CAPITAL GAIN	RETURN OF CAPITAL	TOTAL
High Yield Reinsurance Fund	$54,271,775	$—	$—	$54,271,775
U.S. Hedged Equity Fund	352,775	705,138	—	1,057,913
Diversified Alternatives Fund	—	—	—	—

Each of the Funds designate as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the funds related to net capital gain to zero for the tax year ended October 31, 2020.

The tax character of distributions paid during the period ended October 31, 2019 was as follows:

	ORDINARY INCOME	LONG-TERM CAPITAL GAIN	RETURN OF CAPITAL	TOTAL
High Yield Reinsurance Fund	$47,180,243	$—	$—	$47,180,243
U.S. Hedged Equity Fund	1,000,181	149,565	—	1,149,746
Diversified Alternatives Fund	—	—	—	—

As of October 31, 2020 certain Funds have tax basis capital losses which may be carried forward indefinitely to offset future capital gains as shown below:

	SHORT-TERM	LONG-TERM	TOTAL
High Yield Reinsurance Fund	$(6,440,631)	$(79,510,501)	$(85,951,132)
U.S. Hedged Equity Fund	(3,081,404)	(5,477,995)	(8,559,399)
Diversified Alternatives Fund	—	—	—

Stone Ridge Funds	Annual Report	October 31, 2020

Notes to Financial Statements	October 31, 2020

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2020, or for any other tax years which are open for exam. As of October 31, 2020, open tax years include the periods ended October 31, 2018, 2019 and 2020. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Funds did not incur any interest or penalties.

4. Agreements

(a) Investment Management Agreement The Adviser is the Funds’ investment adviser and was organized as a Delaware limited liability company in 2012. The Adviser’s primary business is to provide a variety of investment management services, including an investment program for the Funds.

As compensation for its services, the Adviser is paid by the High Yield Reinsurance Fund a fee, computed daily and paid monthly in arrears, at the annual rate of 1.50% of the Fund’s average daily net assets. As compensation for its services, the Adviser is paid by the U.S. Hedged Equity Fund a fee, computed daily and paid monthly in arrears, at the annual rate of 0.50% of the Fund’s average daily net assets. As compensation for its services, the Adviser is paid by the Diversified Alternatives Fund a fee, computed daily and paid monthly in arrears, at the annual rate of (i) 0.00% of the Fund’s average daily net assets invested in any other fund advised by the Adviser and (ii) 1.50% of the Fund’s average daily net assets invested in other investments.

Through February 28, 2022 for the Funds, the Adviser has agreed to waive its advisory fee and/or pay or otherwise bear operating and other expenses of the Funds or classes thereof (excluding brokerage and transactional expenses, borrowing and other investment-related costs and fees including interest and commitment fees, short dividend expense, acquired fund fees and expenses, taxes, litigation and indemnification expenses, judgments and extraordinary expenses not incurred in the ordinary course of the Funds’ business) solely to the extent necessary to limit the Funds’ total annual fund operating expenses to 1.65% for Class I shares and 1.80% for Class M shares of the High Yield Reinsurance Fund, 0.50% for the Class I shares and 0.65% for the Class M shares of the U.S. Hedged Equity Fund and 0.40% for the Class I shares and 0.65% for Class M of the Diversified Alternatives Fund (prior to August 13, 2020, 0.50% for the Class I shares and 0.65% for the Class M shares of the Diversified Alternatives Fund). With respect to each Fund, the Adviser is permitted to recoup in later periods expenses attributable to a Class that the Adviser has paid or otherwise borne (whether through reduction of its advisory fee or otherwise) to the extent that the expenses for the Class of shares fall below the annual limitation rate in effect at the time of the actual waiver/reimbursement and to the extent that they do not cause the Class to exceed the annual rate in effect at the time of the recoupment. However, the Adviser shall not be, and under the expense limitation agreements that were in place during the period covered by this report the Adviser was not, permitted to recoup any such fees or expenses beyond three years from the month end in which the Adviser reduced a fee or reimbursed an expense. The Adviser has waived and recouped amounts as disclosed in each Fund’s Statement of Operations. As of October 31, 2020, the remaining amount of waived fees subject to be recouped in future years are as follows:

FUND	REMAINING AMOUNT TO BE RECOUPED (EXPIRING BY OCTOBER 31, 2021)	REMAINING AMOUNT TO BE RECOUPED (EXPIRING BY OCTOBER 31, 2022)	REMAINING AMOUNT TO BE RECOUPED (EXPIRING BY OCTOBER 31, 2023)
High Yield Reinsurance Fund	$508,324	$219,235	$480,007
U.S. Hedged Equity Fund	—	1,614	644,618
Diversified Alternatives Fund	—	—	475,132

(b) Custodian, Administrator and Transfer Agent. The custodian to the Trust is U.S. Bank, N.A. The administrator and transfer agent to the Trust is U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, an affiliate of U.S. Bank, N.A.

(c) Distributor. ALPS Distributors, Inc. (the “Distributor”) serves as the Funds’ distributor.

Stone Ridge Funds	Annual Report	October 31, 2020

Notes to Financial Statements	October 31, 2020

5. Distribution Plan

The Class M Shares of the Funds pay Rule 12b-1 fees to compensate such financial intermediaries in connection with (i) personal and account maintenance services rendered to Class M shareholders (fees for such services, “servicing fees”) and/or (ii) activities or expenses primarily intended to result in the sale of Class M shares (fees for such services, if any, “distribution fees”). Servicing fees and distribution fees may be paid pursuant to a Distribution Plan (“12b-1 Plan”) adopted by each Fund, with respect to its class M shares, at the maximum annual rate of 0.15% of such Fund’s average daily net assets attributable to Class M. These fees are paid out of each Fund’s Class M shares’ assets on an ongoing basis and may be administered or facilitated by the Distributor. Because Rule 12b-1 fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges. The Distributor does not retain any portion of the distribution fees. The Adviser performs certain services and incurs certain expenses with respect to the promotion of the Funds’ Class M shares and the servicing of Class M shareholders. If amounts remain from the 12b-1 fees after the Distributor has paid the intermediaries, such amounts maybe used to compensate the Adviser for the services it provides and for the expense it bears in connection with the distribution of the Funds’ Class M shares. To the extent that there are expenses associated with shareholder services that exceed the amounts payable pursuant to the 12b-1 Plan, the Class M shares of the Portfolios will bear such expenses.

6. Offering Costs

Offering costs include state registration fees and legal fees regarding the preparation of the initial registration statement. Offering costs are accounted for as deferred costs until operations begin and are then amortized to expense over twelve months on a straight-line basis. Certain offering costs have been advanced by the Adviser, which will be recovered in the first year of the Fund’s operations, and are estimated to be $99,443. The remaining offering costs will be paid by the Fund and are estimated to be $143,446. The total amount of the offering costs incurred by the Fund is estimated at approximately $242,889.

7. Related Parties

Certain officers of the Trust are also employees of the Adviser. The officers, with the exception of the Chief Compliance Officer, are not compensated by the Trust. The Trust pays a portion of the Chief Compliance Officer’s salary.

8. Investment Transactions

For the year ended October 31, 2020, aggregate purchases and sales of securities (excluding short-term securities) by the Funds were as follows:

	HIGH YIELD REINSURANCE FUND	U.S. HEDGED EQUITY FUND	DIVERSIFIED ALTERNATIVES FUND
Purchases	$595,622,256	$1,045,478	$16,402,052
Sales	464,026,377	568,873	3,925,000
U.S. Government Security Purchases	—	—	—
U.S. Government Security Sales	—	—	—

9. Capital Share Transactions

HIGH YIELD REINSURANCE FUND - CLASS I	YEAR ENDED OCTOBER 31, 2020	YEAR ENDED OCTOBER 31, 2019
Shares sold	39,593,134	30,662,128
Shares issued to holders in reinvestment of dividends	3,428,972	3,078,093
Shares redeemed	(33,703,726)	(33,169,997)
Net increase (decrease) in shares	9,318,380	570,224
Shares outstanding:
Beginning of year	86,117,722	85,547,498
End of year	95,436,102	86,117,722

Stone Ridge Funds	Annual Report	October 31, 2020

Notes to Financial Statements	October 31, 2020

HIGH YIELD REINSURANCE FUND - CLASS M	YEAR ENDED OCTOBER 31, 2020	YEAR ENDED OCTOBER 31, 2019
Shares sold	2,979,207	2,356,955
Shares issued to holders in reinvestment of dividends	578,919	547,113
Shares redeemed	(3,919,024)	(2,577,501)
Net increase (decrease) in shares	(360,898)	326,567
Shares outstanding:
Beginning of year	12,529,830	12,203,263
End of year	12,168,932	12,529,830

U.S. HEDGED EQUITY FUND - CLASS I
Shares sold	2,708,550	14,723,964
Shares sold in connection with acquisition(1)	—	2,337,081
Shares issued to holders in reinvestment of dividends	82,461	78,507
Shares redeemed	(11,795,477)	(22,644,107)
Net decrease in shares	(9,004,466)	(5,504,555)
Shares outstanding:
Beginning of year	14,123,256	19,627,811
End of year	5,118,790	14,123,256

U.S. HEDGED EQUITY FUND - CLASS M	YEAR ENDED OCTOBER 31, 2020	YEAR ENDED OCTOBER 31, 2019
Shares sold	5,533	185,864
Shares sold in connection with acquisition(1)	—	759,600
Shares issued to holders in reinvestment of dividends	6,996	4,996
Shares redeemed	(1,007,221)	(1,919,028)
Net decrease in shares	(994,692)	(968,568)
Shares outstanding:
Beginning of year	1,247,134	2,215,702
End of year	252,442	1,247,134

DIVERSIFIED ALTERNATIVES FUND - CLASS I(2)		PERIOD ENDED OCTOBER 31, 2020
Shares sold		3,992,118
Shares issued to holders in reinvestment of dividends		—
Shares redeemed		(2,047,987)
Net increase in shares		1,944,131
Shares outstanding:
Beginning of period		—
End of period		1,944,131

DIVERSIFIED ALTERNATIVES FUND - CLASS M(2)
Shares sold		500
Shares issued to holders in reinvestment of dividends		—
Shares redeemed		—
Net increase in shares		500
Shares outstanding:
Beginning of period		—
End of period		500

(1)	On October 28, 2019, the U.S. Hedged Equity Fund acquired the U.S. Small Cap VRP Fund and International Developed Markets VRP Fund.
(2)	Commenced operations on May 1, 2020.

Stone Ridge Funds	Annual Report	October 31, 2020

Notes to Financial Statements	October 31, 2020

10. Transactions with Affiliate

The following issuers may be deemed to be affiliated with the Funds during the year ended October 31, 2020. As defined in Section (2)(a)(3) of the 1940 Act, such issuers are:

DIVERSIFIED ALTERNATIVES FUND(2)
STONE RIDGE HIGH YIELD REINSURANCE RISK PREMIUM—CLASS I
May 1, 2020 Balance(1)
Shares	—
Cost	$—
Additions
Shares	1,833,736
Cost	$16,376,933
Reductions
Shares	423,419
Cost	$3,781,131
October 31, 2020 Balance
Shares	1,410,317
Cost	$12,595,802
Value	$13,087,740
Dividend Income	$351,691
Realized Gain/(Loss)	$126,120
Change in Unrealized Appreciation	$491,938

(1)	Commencement of operations.
(2)	The Diversified Alternatives Fund is not paying advisory fees on its holdings of the High Yield Reinsurance Fund as the Adviser is paid an advisory fee from the High Yield Reinsurance Fund.

11. Financing Facility

The High Yield Reinsurance Fund obtains leverage through a 29-day rolling facility (the “Facility”). The Facility, when drawn, is secured by the Fund’s assets, particularly catastrophe bonds which are posted as collateral. The Facility’s maximum withdraw capacity is $125,000,000.

Through the year ended, October 31, 2020, the High Yield Reinsurance Fund’s maximum borrowing was $21,782,192 and average borrowing was $4,219,549. This borrowing resulted in interest expenses of $35,023 at a weighted average interest rate of 2.09% and is included in the High Yield Reinsurance Fund’s Statement of Operations. As of October 31, 2020, the High Yield Reinsurance Fund did not have an outstanding balance.

The Funds may obtain leverage through borrowings in seeking to achieve their investment objectives. The Funds share an umbrella line of credit with a maximum withdrawal capacity of the lesser of 33.3% the net market value of collateral posted by a fund with secured line of credit, 33.3% of net assets for a fund with an unsecured line of credit, or $50,000,000 across all funds less any loans outstanding with Stone Ridge Trust III in excess of $25,000,000. For the High Yield Reinsurance Fund and Diversified Alternatives Fund, the umbrella line of credit takes the form of a secured loan agreement, which is effective November 28, 2017 – October 23, 2021. The Diversified Alternatives Fund did not borrow for the period end October 31, 2020.

For the U.S. Hedged Equity Fund the umbrella line of credit takes the form of an unsecured loan agreement, which is effective June 6, 2018 – October 23, 2021. During the year ended October 31, 2020, the U.S. Hedged Equity Fund’s maximum borrowing was $3,317,000 and average borrowing was $991,143. This borrowing resulted in interest expenses of $434 at a weighted average interest rate of 2.25%. These amounts are included in Interest Expense on the U.S. Hedged Equity Fund’s Statement of Operations. As of October 31, 2020, the Fund did not have an outstanding loan balance.

12. Subsequent Events Evaluation

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure resulting from subsequent events through the date the financial statements were available to be issued. On December 4, 2020, the Stone Ridge All Asset Variance Risk Premium Fund, a closed-end series of Stone Ridge Trust III, was reorganized with and into a new open-end mutual fund series of the Trust, also called Stone Ridge All Asset Variance Risk Premium Fund.

Stone Ridge Funds	Annual Report	October 31, 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders of Stone Ridge High Yield Reinsurance Risk Premium Fund, Stone Ridge U.S. Hedged Equity Fund, and Stone Ridge Diversified Alternatives Fund and the Board of Trustees of Stone Ridge Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities (consolidated for Stone Ridge Diversified Alternatives Fund) of Stone Ridge High Yield Reinsurance Risk Premium Fund, Stone Ridge U.S. Hedged Equity Fund, and Stone Ridge Diversified Alternatives Fund, (collectively referred to as the “Funds”) (three of the funds constituting Stone Ridge Trust (the “Trust”)), including the schedules of investments (consolidated for Stone Ridge Diversified Alternatives Fund), as of October 31, 2020, and the related statements of operations (consolidated for Stone Ridge Diversified Alternatives Fund), cash flows (for Stone Ridge High Yield Reinsurance Risk Premium Fund), and changes in net assets, and the financial highlights (consolidated for Stone Ridge Diversified Alternatives Fund) for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position (consolidated for Stone Ridge Diversified Alternatives Fund) of each of the Funds (three of the funds constituting Stone Ridge Trust) at October 31, 2020, the results of their operations (consolidated for Stone Ridge Diversified Alternatives Fund), cash flows (for the Stone Ridge High Yield Reinsurance Fund), changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

INDIVIDUAL FUND CONSTITUTING THE STONE RIDGE TRUST	STATEMENT OF OPERATIONS AND CASH FLOWS	STATEMENTS OF CHANGES IN NET ASSETS	FINANCIAL HIGHLIGHTS
Stone Ridge High Yield Reinsurance Risk Premium Fund	For the year ended October 31, 2020	For each of the two years in the period ended October 31, 2020	For each of the five years in the period ended October 31, 2020
INDIVIDUAL FUND CONSTITUTING THE STONE RIDGE TRUST	STATEMENT OF OPERATIONS	STATEMENTS OF CHANGES IN NET ASSETS	FINANCIAL HIGHLIGHTS
Stone Ridge U.S. Hedged Equity Fund	For the year ended October 31, 2020	For each of the two years in the period ended October 31, 2020	For each of the five years in the period ended October 31, 2020
INDIVIDUAL FUND CONSTITUTING THE STONE RIDGE TRUST	CONSOLIDATED STATEMENT OF OPERATIONS	CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS	CONSOLIDATED FINANCIAL HIGHLIGHTS
Stone Ridge Diversified Alternatives Fund	For the period from May 1, 2020 (commencement of operations) through October 31, 2020

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included

Stone Ridge Funds	Annual Report	October 31, 2020

Report of Independent Registered Public Accounting Firm

examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the Stone Ridge investment companies since 2013.

Minneapolis, Minnesota

December 30, 2020

Stone Ridge Funds	Annual Report	October 31, 2020

Expense Examples (Unaudited)

As a shareholder of the Stone Ridge Funds (each a “Fund”, together the “Funds”), you incur ongoing costs, including investment advisory fees, distribution and/or shareholder servicing fees, and other Fund expenses, which are indirectly paid by shareholders. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2020 through October 31, 2020.

Actual Expenses

The first line on each table below provides information about actual account values and actual expenses. However, the table does not include shareholder specific fees, such as the $15.00 fee charged for wire redemptions by the Funds’ transfer agent. The table also does not include portfolio trading commissions and related trading costs. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example For Comparison Purposes

The second line on each table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios for each share class of the Funds and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other fund. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relevant total cost of owning different funds.

Stone Ridge High Yield Reinsurance Risk Premium Fund — Class I

	BEGINNING ACCOUNT VALUE MAY 1, 2020	ENDING ACCOUNT VALUE OCTOBER 31, 2020	EXPENSES PAID DURING PERIOD* MAY 1, 2020 – OCTOBER 31, 2020
Actual	$1,000.00	$1,061.30	$8.70
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.69	$8.52

*	Expenses are equal to the share class’s annualized six-month expense ratio of 1.68%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the partial year period.

Stone Ridge High Yield Reinsurance Risk Premium Fund — Class M

	BEGINNING ACCOUNT VALUE MAY 1, 2020	ENDING ACCOUNT VALUE OCTOBER 31, 2020	EXPENSES PAID DURING PERIOD* MAY 1, 2020 – OCTOBER 31, 2020
Actual	$1,000.00	$1,061.70	$9.48
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.94	$9.27

*	Expenses are equal to the share class’s annualized six-month expense ratio of 1.83%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the partial year period.

Stone Ridge Funds	Annual Report	October 31, 2020

Expense Examples (Unaudited)

Stone Ridge U.S. Hedged Equity Fund — Class I

	BEGINNING ACCOUNT VALUE MAY 1, 2020	ENDING ACCOUNT VALUE OCTOBER 31, 2020	EXPENSES PAID DURING PERIOD* MAY 1, 2020 – OCTOBER 31, 2020
Actual	$1,000.00	$1,068.60	$2.60
Hypothetical (5% annual return before expenses)	$1,000.00	$1,022.62	$2.54

*	Expenses are equal to the share class’s annualized six-month expense ratio of 0.50%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the partial year period.

Stone Ridge U.S. Hedged Equity Fund — Class M

	BEGINNING ACCOUNT VALUE MAY 1, 2020	ENDING ACCOUNT VALUE OCTOBER 31, 2020	EXPENSES PAID DURING PERIOD* MAY 1, 2020 – OCTOBER 31, 2020
Actual	$1,000.00	$1,067.60	$3.38
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.87	$3.30

*	Expenses are equal to the share class’s annualized six-month expense ratio of 0.65%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the partial year period.

Stone Ridge Diversified Alternatives Fund — Class I

	BEGINNING ACCOUNT VALUE MAY 1, 2020	ENDING ACCOUNT VALUE OCTOBER 31, 2020	EXPENSES PAID DURING PERIOD* MAY 1, 2020 – OCTOBER 31, 2020
Actual	$1,000.00	$1,042.00	$5.34
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.91	$5.28

*	Expenses are equal to the share class’s annualized six-month expense ratio of 1.04%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the partial year period.

Stone Ridge Diversified Alternatives Fund — Class M

	BEGINNING ACCOUNT VALUE MAY 1, 2020	ENDING ACCOUNT VALUE OCTOBER 31, 2020	EXPENSES PAID DURING PERIOD* MAY 1, 2020 – OCTOBER 31, 2020
Actual	$1,000.00	$1,042.00	$5.85
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.41	$5.79

*	Expenses are equal to the share class’s annualized six-month expense ratio of 1.14%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the partial year period.

Stone Ridge Funds	Annual Report	October 31, 2020

Additional Information (Unaudited)

1. Board Approval of the Continuation of the Investment Management Agreements

Throughout the year, the Board of Trustees (the “Board”) of Stone Ridge Trust (the “Trust”), including the members of the Board who are not “interested persons” of the Trust (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Independent Trustees”), considers matters bearing on the investment management agreements between Stone Ridge Asset Management LLC (the “Adviser”) and the Trust, on behalf of each series of the Trust. On an annual basis, the Board, including the Independent Trustees, holds a meeting to determine whether to approve the continuation, ordinarily for an additional one-year period, of any investment management agreements that are proposed to be renewed.

At a meeting held via videoconference on October 27, 2020 in accordance with the U.S. Securities and Exchange Commission’s order extending no-action relief from the requirements in Sections 15(c) and 32(a) of the 1940 Act and Rules 12b-1(b)(2) and 15a-4(b)(2)(ii) that votes of the Board be cast at a meeting held in-person, the Board, including a majority of the Independent Trustees, considered and approved the continuation for a one-year period of each of the investment management agreements (the “Existing Agreements”) between the Adviser and the Trust, on behalf of Stone Ridge High Yield Reinsurance Risk Premium Fund (the “High Yield Reinsurance Fund”) and Stone Ridge U.S. Hedged Equity Fund (formerly, the Stone Ridge U.S. Large Cap Variance Risk Premium Fund) (the “U.S. Hedged Equity Fund” and, collectively with High Yield Reinsurance Fund, the “Funds”). Prior to the meeting, the Independent Trustees received a memorandum from independent counsel describing their responsibilities in connection with the approval of the Existing Agreements. In evaluating each Existing Agreement, the Board considered information and materials furnished by the Adviser in advance of and at the meeting and was afforded the opportunity to request additional information and to ask questions of the Adviser to obtain information that it believed to be reasonably necessary to evaluate the terms of the Existing Agreements.

The Board’s consideration of each Existing Agreement included but was not limited to: (1) the nature, extent and quality of the services provided by the Adviser; (2) the investment performance of the Funds and the Adviser; (3) the cost of the services provided and the profits and other benefits realized by the Adviser from its relationship with each Fund; and (4) the extent to which economies of scale may be realized as the Funds grow and whether fee levels reflect such economies of scale for the benefit of shareholders of the Funds. In determining whether to approve the continuation of the Existing Agreements, the Board, including the Independent Trustees, did not identify any single factor as determinative; individual trustees may have evaluated the information presented differently from one another, giving different weights to various factors.

In considering the nature, extent and quality of the services provided by the Adviser, the Board considered the investment management services provided by the Adviser, including management of each Fund’s portfolio in accordance with its investment objective, investment policies, investment restrictions and applicable law; the unique and complex nature of the Funds’ investment programs in the registered fund space; investment selection and monitoring; selection of trading counterparties and order management; the creation and implementation of ongoing analytical and risk management strategies; the Adviser’s investment in infrastructure, proprietary software, technology and personnel needed to implement each Fund’s investment program; and the oversight and/or implementation of policies and procedures necessary to fulfill these responsibilities.

The Board also considered other services provided by the Adviser, including proxy voting (to the extent applicable), monitoring potential conflicts of interest and maintaining regulatory compliance programs for the Funds. In addition, the Board considered the qualifications and professional backgrounds of the Adviser’s personnel who provide significant advisory or other services to each Fund under the applicable Existing Agreement and analyzed the Adviser’s ongoing ability to service the Funds through such personnel. Based on this and related information, the Board, including the Independent Trustees, concluded that the nature, extent and quality of services supported the continuation of the Existing Agreements.

In considering the investment performance of the Funds and the Adviser, the Board reviewed information provided by the Adviser relating to each Fund’s performance together with the performance of each Fund’s corresponding indices. For each Fund, the Board considered the performance information for the one-month, three-month, six-month, one-year, three-year and five-year periods ended August 31, 2020 as well as for the period ended August 31, 2020 since each Fund’s inception. The Board also reviewed performance information for funds within Morningstar categories of U.S. options-based strategies (for the U.S. Hedged Equity Fund) and U.S. non-traditional bond strategies and U.S. volatility strategies (for the High Yield Reinsurance Fund), in each case, with specified characteristics and within a specified size

Stone Ridge Funds	Annual Report	October 31, 2020

Additional Information (Unaudited)

range relative to the Funds, as determined by the Adviser in consultation with the Funds’ third-party administrator (the “peer groups”). The Board considered the performance information for any comparable registered investment funds managed by the Adviser. The Board also considered the Adviser’s explanation that it does not manage any other accounts with strategies similar to those of the Funds and that there are very few, if any, funds that follow investment strategies similar to those of the Funds due to the unique nature of the Funds’ investment strategies among registered funds, thus making it difficult to identify appropriate peer groups for the Funds and that the peer groups identified were based on an assessment of how the Adviser and the Funds’ third-party administrator believed Morningstar would likely categorize the Funds. The Board, including the Independent Trustees, concluded that each Fund’s performance in light of all relevant factors supported the renewal of the Existing Agreement relating to that Fund.

In considering the cost of services provided and the benefits realized by the Adviser from its relationship with each Fund, the Board considered the fees paid under each Existing Agreement, the expense ratio for each Fund and any contractual expense limitation undertaken by the Adviser. In considering the appropriateness of the management fees, expense ratios and expense limitations applicable to the Funds, the Board also compared this data against the corresponding information for the funds in the applicable peer group. The Board took into consideration information provided by the Adviser relating to the Adviser’s financial health, profitability and the benefits that the Adviser derives from the Existing Agreements. The Board also noted that the Adviser may receive reputational benefits from its relationships with the Funds. Based on the foregoing information and other factors deemed relevant, the Board, including the Independent Trustees, concluded that the management fee arrangements applicable to each of the Funds pursuant to the Existing Agreements were fair and reasonable and that the costs of the services the Adviser provided and the related benefits to the Adviser in respect of its relationships with the Funds supported the continuation of the Existing Agreements.

Finally, the Board considered the extent to which economies of scale in the provision of services by the Adviser would be realized as the Funds grow and whether the Funds’ fee levels reflect such economies of scale, such as through breakpoints in their investment management fees or through expense waiver and/or limitation agreements. The Board noted the Adviser’s views regarding its ability to achieve economies of scale in respect of the different asset classes represented by the Funds’ investment programs. In addition, the Board noted that each of the Funds was subject to a contractual expense limitation agreement. The Board noted that the Adviser generally sets the expense limitations for the Funds, if any, at levels that it believes reflect market levels for the services provided to, and expenses borne by, the Funds. After reviewing this and related information, the Board, including the Independent Trustees, concluded that the extent to which economies of scale currently are shared with the Funds supported the continuation of the Existing Agreements.

Based on a consideration and evaluation of all factors deemed to be relevant, including the foregoing matters and the Board’s determination that the continuation of each of the Existing Agreements was in the best interests of the shareholders, the Board, including the Independent Trustees, concluded that each of the Existing Agreements should be continued for a one-year period.

Stone Ridge Funds	Annual Report	October 31, 2020

Additional Information (Unaudited)

2. Disclosure Regarding Fund Trustees and Officers

Independent Trustees(1)
NAME (YEAR OF BIRTH)	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED(2)	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS	NUMBER OF PORTFOLIOS IN THE FUND COMPLEX OVERSEEN BY TRUSTEE(3)	OTHER DIRECTORSHIPS/ TRUSTEESHIPS HELD BY TRUSTEE DURING THE PAST 5 YEARS
Jeffery Ekberg (1965)	Trustee	since 2013	Self-employed (personal investing), since 2011; Principal, TPG Capital, L.P. (private equity firm) until 2011; Chief Financial Officer, Newbridge Capital, LLC (subsidiary of TPG Capital, L.P.) until 2011	53	None.

Daniel Charney (1970)	Trustee	since 2013	Co-President, Cowen and Company, Cowen Inc. (financial services firm) since 2012	53	None.

Interested Trustee
NAME (YEAR OF BIRTH)	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED(2)	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS	NUMBER OF PORTFOLIOS IN THE FUND COMPLEX OVERSEEN BY TRUSTEE(3)	OTHER DIRECTORSHIPS/ TRUSTEESHIPS HELD BY TRUSTEE DURING THE PAST 5 YEARS
Ross Stevens(4) (1969)	Trustee, Chairman	since 2013	Founder and Chief Executive Officer of Stone Ridge since 2012	53	None.

(1)	Information as of October 31, 2020.
(2)	Each Trustee serves until resignation or removal from the Board.
(3)

The Fund Complex includes the Trust and Stone Ridge Trust, Stone Ridge Trust III, Stone Ridge Trust IV, Stone Ridge Trust V, Stone Ridge Trust VI, Stone Ridge Residential Real Estate Income Fund I, Inc., Stone Ridge Longevity Risk Premium Fixed Income Master Trust 2045 and trusts that invest substantially all of their assets in a series of Stone Ridge Longevity Risk Premium Fixed Income Master Trust 2045, other investment companies managed by the Adviser.

(4)	Mr. Stevens is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to his position with the Adviser.

Officers of the Trust
NAME (YEAR OF BIRTH) AND ADDRESS(1)(2)	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED(3)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Ross Stevens (1969)	President, Chief Executive Officer and Principal Executive Officer	since 2013	Founder of Stone Ridge Asset Management LLC, Chief Executive Officer and President of the Adviser, since 2012.

Lauren D. Macioce (1978)	Chief Compliance Officer, Secretary, Chief Legal Officer and Anti-Money Laundering Compliance Officer	since 2016	General Counsel and Chief Compliance Officer of the Adviser, since 2016; prior to that Associate at Ropes & Gray LLP (law firm).

Stone Ridge Funds	Annual Report	October 31, 2020

Additional Information (Unaudited)

Officers of the Trust
NAME (YEAR OF BIRTH) AND ADDRESS(1)(2)	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED(3)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS

Anthony Zuco (1975)	Treasurer, Principal Financial Officer, Chief Financial Officer and Chief Accounting Officer	since 2018	Supervising Fund Controller at the Adviser, since 2015; prior to that Controller at Owl Creek Asset Management L.P. (investment advisory firm).

Alexander Nyren (1980)	Assistant Secretary	since 2018	Head of Reinsurance of the Adviser, since 2018; member of Reinsurance portfolio management team at the Adviser, since 2013.

David Thomas (1980)	Assistant Treasurer	since 2018	Member of Operations at the Adviser, since 2015; prior to that member of Operations at KCG Holdings, Inc. (financial services firm).

Leson Lee (1975)	Assistant Treasurer	since 2019	Member of Operations at the Adviser, since 2018; prior to that Treasury Manager at Eton Park Capital Management (investment advisory firm).

Domingo Encarnacion (1983)	Assistant Treasurer	since January 2020	Tax Manager at the Adviser, since 2016; prior to that Tax Manager at PricewaterhouseCoopers LLP (public accounting firm).

(1)	Each Officer’s mailing address is c/o Stone Ridge Asset Management LLC, 510 Madison Avenue, 21st Floor, New York, NY 10022.
(2)	Each of the Officers is an affiliated person of the Adviser as a result of his or her position with the Adviser.
(3)	The term of office of each Officer is indefinite.

3. Shareholder Notification of Federal Tax Status

For the fiscal year ended October 31, 2020, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

PERCENTAGES
High Yield Fund	0.00%
U.S. Hedged Equity Fund	0.00%
Diversified Alternatives Fund	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year October 31, 2020 was as follows:

PERCENTAGES
High Yield Fund	0.00%
U.S. Hedged Equity Fund	0.00%
Diversified Alternatives Fund	0.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows.

PERCENTAGES
High Yield Fund	0.00%
U.S. Hedged Equity Fund	6.65%
Diversified Alternatives Fund	0.00%

Stone Ridge Funds	Annual Report	October 31, 2020

Additional Information (Unaudited)

The percentage of taxable ordinary income distributions that are designated as interest related dividends under Internal Revenue Section 871(k)(1)(C) for each Fund were as follows.

PERCENTAGES
High Yield Fund	0.00%
U.S. Hedged Equity Fund	98.51%
Diversified Alternatives Fund	0.00%

Shareholders should not use the above information to prepare their tax returns. Since the Funds’ fiscal year is not the calendar year, another notification is available with respect to calendar year 2020. Such notification, which reflects the amount to be used by calendar year taxpayers on their Federal income tax returns, will be made in conjunction with shareholder year-end tax reporting in February 2021. Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investment in the Fund.

4. Availability of Quarterly Portfolio Holdings Schedules

The Funds are required to file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Funds’ filings on Part F of Form N-PORT are available without charge on the SEC’s website, www.sec.gov, or upon request by calling 1.855.609.3680.

5. Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request by calling 1.855.609.3680 and on the SEC’s website, www.sec.gov. The Funds are required to file how they voted proxies related to portfolio securities during the most recent 12-month period ended June 30. The information is available without charge, upon request, by calling 1.855.609.3680 and on the SEC’s website, www.sec.gov.

Stone Ridge Funds	Annual Report	October 31, 2020

Investment Adviser

Stone Ridge Asset Management LLC

510 Madison Avenue, 21st Floor

New York, NY 10022

Independent Registered Public Accounting Firm

Ernst & Young LLP

220 South 6th Street

Minneapolis, MN 55402

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Custodian

U.S. Bank, N.A.

1555 North RiverCenter Drive, Suite 302

Milwaukee, WI 53212

Distributor

ALPS Distributors, Inc.

1290 Broadway Suite 1000

Denver, CO 80203

Administrator, Transfer Agent and Dividend Disbursing Agent

U.S. Bancorp Fund Services, LLC,

doing business as U.S. Bank Global Fund Services

615 East Michigan Street

Milwaukee, WI 53202

Stone Ridge Funds P.O. Box 701 Milwaukee, WI 53201-0701 855-609-3680 www.stoneridgefunds.com	SQANNU

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Jeffery Ekberg is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s annual financial statements and are not included as “audit services”. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, including review of the Funds’ tax returns, asset diversification and income testing, excise taxes, and fiscal year end income calculations. “All other fees” refer to the aggregate fees for products and services provided by the principal accountant, other than the services reported in the foregoing three categories. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2020	FYE 10/31/2019
Audit Fees	$213,250	$170,667
Audit-Related Fees	$7,500	$15,000
Tax Fees	$78,800	$67,919
All Other Fees	$0	$0

To the extent required by applicable law, pre-approval by the audit committee is needed for all audit and permissible non-audit services rendered to the registrant and all permissible non-audit services rendered to Stone Ridge Asset Management LLC (the “Adviser”) or to various entities either controlling, controlled by, or under common control with the Adviser that provide ongoing services to the registrant if the services relate directly to the operations and financial reporting of the registrant. Pre-approval is currently on an engagement-by-engagement basis.

1

The percentage of fees billed by Ernst & Young, LLP applicable to non-audit services that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits waiver of pre-approval, if certain conditions are satisfied) were as follows:

	FYE 10/31/2020	FYE 10/31/2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant for the last two fiscal years of the registrant. The audit committee of the board of trustees has considered whether the provision of any non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Non-Audit Related Fees	FYE 10/31/2020	FYE 10/31/2019
Registrant	$78,800	$67,919
Registrant’s Investment Adviser	$195,953	$194,971

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the annual report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

2

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)

The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Stone Ridge Trust

By (Signature and Title) /s/ Ross Stevens
Ross Stevens, President, Chief Executive Officer and Principal Executive Officer

Date 1/11/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Ross Stevens
Ross Stevens, President, Chief Executive Officer and Principal Executive Officer

Date 1/11/2021

By (Signature and Title) /s/ Anthony Zuco
Anthony Zuco, Treasurer, Principal Financial Officer, Chief Financial Officer and Chief Accounting Officer

Date 1/11/2021